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                               ANNTAYLOR, INC.


               ________________________________________________

                                 $175,000,000

                    AMENDED AND RESTATED CREDIT AGREEMENT

                                April 30, 2001

              __________________________________________________


                JPMORGAN a division of Chase Securities, Inc.,
                          FIRST UNION NATIONAL BANK,
                            as Syndication Agents

                             FLEET NATIONAL BANK,
                            as Documentation Agent

                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                             FIRSTAR BANK, N.A.,
                  TRANSAMERICA BUSINESS CAPITAL CORPORATION,
                                 as Co-Agents

                            BANK OF AMERICA, N.A.,
                          THE CHASE MANHATTAN BANK,
                          FIRST UNION NATIONAL BANK,
                               as Issuing Banks

                       BANC OF AMERICA SECURITIES LLC,
                 as Sole Lead Arranger and Sole Book Manager

                   BANK OF AMERICA, N.A., formerly known as
           Bank of America National Trust and Savings Association,
                           as Administrative Agent

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                              TABLE OF CONTENTS
                                                                         Page


                                  ARTICLE I
                                  ---------

                  AMENDMENT AND RESTATEMENT AND DEFINITIONS
                  -----------------------------------------

1.01.    Amendment and Restatement...........................................1
1.02.    Certain Defined Terms...............................................2
1.03.    Computation of Time Periods........................................27
1.04.    Accounting Terms...................................................27
1.05.    Other Definitional Provisions......................................27

                                  ARTICLE II
                                  ----------

                          AMOUNTS AND TERMS OF LOANS
                          --------------------------

2.01.    The Revolving Credit Facility......................................29
2.02.    Interest on the Loans..............................................31
2.03.    Fees...............................................................34
2.04.    Voluntary and Mandatory Prepayments................................35
2.05.    Payments...........................................................36
2.06.    Interest Periods...................................................38
2.07.    Special Provisions Governing Eurodollar Rate Loans.................39
2.08.    Taxes..............................................................41
2.09.    Increased Capital..................................................44
2.10.    Use of Proceeds of the Loans.......................................44
2.11.    Replacement of Lender in Event of Adverse Condition................45
2.12.    Authorized Officers of the Borrower................................45

                                 ARTICLE III
                                 -----------

                              LETTERS OF CREDIT
                              -----------------

3.01.    Obligation to Issue................................................46
3.02.    Types and Amounts..................................................46
3.03.    Conditions.........................................................47
3.04.    Issuance of Letters of Credit......................................47
3.05.    Reimbursement Obligations; Duties of the Issuing Banks.............49
3.06.    Participations.....................................................50
3.07.    Payment of Reimbursement Obligations...............................52
3.08.    Compensation for Letters of Credit.................................52
3.09.    Indemnification; Exoneration.......................................54
3.10     Applicability of ISP98 and UCP.....................................54


                                   i


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                                 ARTICLE IV
                                 ----------

                  CONDITIONS TO LOANS AND LETTERS OF CREDIT
                  -----------------------------------------

4.01.    Conditions Precedent to the Effective Date.........................56
4.02.    Conditions Precedent to all Loans and Letters of Credit............58

                                  ARTICLE V
                                  ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

5.01.    Representations and Warranties on the Effective Date...............60
5.02.    Subsequent Funding Representations and Warranties..................64

                                  ARTICLE VI
                                  ----------

                             REPORTING COVENANTS
                             -------------------

6.01.    Financial Statements...............................................65

                                 ARTICLE VII
                                 -----------

                            AFFIRMATIVE COVENANTS
                            ---------------------

7.01.    Corporate Existence, Etc...........................................69
7.02.    Corporate Powers, Etc..............................................69
7.03.    Compliance with Laws...............................................69
7.04.    Payment of Taxes and Claims........................................69
7.05.    Maintenance of Properties; Insurance...............................69
7.06.    Inspection of Property; Books and Records; Discussions.............70
7.07.    Labor Matters......................................................70
7.08.    Maintenance of Permits.............................................70
7.09.    ERISA..............................................................70
7.10.    Pledge of After-Acquired Property; Additional Guarantors...........70
7.11.    Further Assurances.................................................72

                                 ARTICLE VIII
                                 ------------

                              NEGATIVE COVENANTS
                              ------------------

8.01.    Indebtedness.......................................................73
8.02.    Sales of Assets; Liens.............................................74
8.03.    Investments........................................................75
8.04.    Accommodation Obligations..........................................76
8.05.    Restricted Payments................................................77
8.06.    Conduct of Business................................................78
8.07.    Transactions with Affiliates.......................................78
8.08.    Restriction on Fundamental Changes.................................78

                                     ii

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8.09.    ERISA..............................................................79
8.10.    Sales and Leasebacks...............................................79
8.11.    Convertible Debentures and other Indebtedness......................79
8.12.    Margin Regulations.................................................80
8.13.    Change of Fiscal Year..............................................80
8.14.    Subsidiaries.......................................................80
8.15.    Consignment of Title Documents.....................................80

                                  ARTICLE IX
                                  ----------

                             FINANCIAL COVENANTS
                             -------------------

9.01.    Minimum Tangible Net Worth.........................................81
9.02.    Leverage Ratio.....................................................81
9.03.    Minimum Fixed Charge Coverage Ratio................................81

                                  ARTICLE X
                                  ---------

                    EVENTS OF DEFAULT, RIGHT AND REMEDIES
                    -------------------------------------

10.01.   Events of Default..................................................82
10.02.   Rights and Remedies................................................84

                                  ARTICLE XI
                                  ----------

                           THE ADMINISTRATIVE AGENT
                           ------------------------

11.01.   Appointment and Authorization......................................86
11.02.   Delegation of Duties...............................................86
11.03.   Liability of Administrative Agent..................................86
11.04.   Reliance by Administrative Agent...................................87
11.05.   Notice of Default..................................................87
11.06.   Credit Decision....................................................88
11.07.   Indemnification....................................................88
11.08.   Administrative Agent in Individual.................................89
11.09.   Successor Administrative Agent.....................................89
11.10.   The Arranger.......................................................90
11.11.   Syndication Agents, Co-Agents and Documentation Agent..............90
11.12.   Collateral Matters.................................................90
11.13.   Relations Among Lenders............................................91

                                 ARTICLE XII
                                 -----------

                                MISCELLANEOUS
                                -------------

12.01.   Assignments and Participations.....................................92
12.02.   Assignments to Federal Reserve Banks...............................94
12.03.   Expenses...........................................................94


                                     iii

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12.04.   Indemnity..........................................................95
12.05.   Change in Accounting Principles....................................96
12.06.   Setoff.............................................................96
12.07.   Ratable Sharing....................................................97
12.08.   Amendments and Waivers.............................................97
12.09.   Independence of Covenants..........................................98
12.10.   Notices............................................................98
12.11.   Survival of Warranties and Agreements..............................99
12.12.   Failure or Indulgence Not Waiver; Remedies Cumulative..............99
12.13.   Marshalling; Recourse to Security; Payments Set Aside..............99
12.14.   Severability......................................................100
12.15.   Headings..........................................................100
12.16.   Governing Law.....................................................100
12.17.   Confidentiality...................................................100
12.18.   Consent to Jurisdiction and Service of Process; Waiver of Jury Trial101
12.19.   Counterparts; Effectiveness; Inconsistencies......................102

                                     iv
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      EXHIBITS

Exhibit 2.01(b)...      Form of Notice of Borrowing
Exhibit 2.01(d)...      Form of Note
Exhibit 2.02......            Form of Notice of Conversion/Continuation
Exhibit 4.01(a)(ii)           Form of Borrower Pledge Agreement
Exhibit 4.01(a)(iii)          Form of Trademark Security Agreement
Exhibit 4.01(a)(iv)           Form of ATSC Guaranty
Exhibit 4.01(a)(v)            Form of ATSC Pledge Agreement
Exhibit 4.01(a)(vi)           Form of Subsidiary Guaranty and Collateral
Agreement
Exhibit 4.01(a)(xi)           Form of Opinion of Skadden, Arps, Slate,
Meagher & Flom LLP
Exhibit 6.01(d)(i)            Form of Compliance Certificate
Exhibit 6.01(d)(ii)           Form of Pricing Ratio Certificate
Exhibit 6.01(o)...      Form of Borrowing Base Certificate
Exhibit 12.01.....            Form of Assignment and Acceptance

      SCHEDULES

Schedule 1.01(a)..      Lending Offices
Schedule 1.01(b)..      Commitments
Schedule 3.01(b)..      Existing Letters of Credit
Schedule 3.01(c)..      Citibank Letters of Credit
Schedule 4.01.....            UCC Filing Jurisdictions
Schedule 5.01(p)..      Restricted Subsidiaries
Schedule 8.01(k)..      Permitted Existing Indebtedness
Schedule 8.02(b)..      Permitted Existing Liens

                                      iv

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      AMENDED AND RESTATED  CREDIT  AGREEMENT,  dated as of April 30, 2001 (as amended, supplemented or modified from time to time, this "Agreement"),  among

ANNTAYLOR,  INC.,  a  Delaware  corporation  (the  "Borrower"),   each  Person

signatory  hereto  as a Lender  or which  from  time to time  becomes a Lender

party  hereto  in  accordance  with  Section   12.01(a)   (together  with  its

respective   successors   and   assigns,   individually,   a   "Lender"   and,

collectively,  the "Lenders"), BANC OF AMERICA SECURITIES LLC, as Arranger (in

such capacity, the "Arranger"),  BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings  Association,  in its separate  capacity as  administrative  agent for the Lenders  hereunder  (in such  capacity,  the

"Administrative  Agent"),  JPMORGAN a division of Chase  Securities,  Inc. and

FIRST UNION  NATIONAL  BANK, in their  respective  capacities  as  syndication agents (collectively,  in such capacities,  the "Syndication  Agents"),  FLEET

NATIONAL BANK, as documentation  agent (in such capacity,  the  "Documentation

Agent"),  THE  CIT  GROUP/BUSINESS   CREDIT,  INC.,  FIRSTAR  BANK,  N.A.  and

TRANSAMERICA  BUSINESS CAPITAL  CORPORATION,  as co-agents  (collectively,  in such  capacities,  the  "Co-Agents")  and BANK OF  AMERICA,  N.A.,  THE  CHASE

MANHATTAN BANK, and FIRST UNION NATIONAL BANK, as Issuing Banks.



                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Borrower,  the lenders referred to therein, the syndication
      -------

agents named therein,  the issuing banks named therein and the  administrative agent  named  therein  have  entered  into that  certain  $150,000,000  Credit

Agreement dated June 30, 1998 (as amended,  the "Original Credit  Agreement");

and



      WHEREAS,  the  parties  hereto  desire  to  amend  the  Original  Credit
      -------
Agreement as set forth herein,  including providing for Fleet National Bank to act as documentation agent for the Lenders and The CIT Group/Business  Credit,

Inc., Firstar Bank, N.A. and Transamerica  Business Capital Corporation to act

as co-agents for the Lenders,  and to restate the Original Credit Agreement as so amended in its entirety;



      NOW,  THEREFORE,  in  consideration of the premises and mutual covenants contained  herein,  the parties  hereto  hereby  agree that,  on and as of the

Effective Date, the Original  Credit  Agreement is hereby amended and restated

in its entirety as follows:




                                  ARTICLE I

                  Amendment and Restatement and Definitions
                  -----------------------------------------

      1.01. Amendment and Restatement.  The Borrower,  the Agents, the Issuing
            --------------------------
Banks,  the Arranger and the Lenders hereby agree that upon the  effectiveness of this Agreement,  the terms and provisions of the Original Credit  Agreement which in any  manner  govern or  evidence  the  Obligations,  the  rights  and interests of the Lenders and any terms,  conditions or matters  related to any thereof,  shall be and hereby are  amended and  restated in their  entirety by the terms and  provisions of this  Agreement  and the terms and  conditions of the Original Credit  Agreement  shall be superseded by this Agreement,  except as expressly provided herein.

================================================================================




      Notwithstanding   the  amendment  and  restatement  of  Original  Credit

Agreement  and  certain  of the  related  "Loan  Documents"  as defined in the

Original Credit  Agreement (the "Prior Loan  Documents") by this Agreement and the  other  Loan  Documents  as  herein  defined,  all  of  the  indebtedness,

liabilities  and  obligations  owing by the Borrower under the Original Credit

Agreement  (other than  Reimbursement  Obligations (as defined in the Original

Credit  Agreement) with respect to Citibank  Letters of Credit) shall continue as  Obligations  hereunder and shall be and remain  secured by the  Collateral

Documents  for the benefit of the Agents and the  Lenders.  This  Agreement is given  as a  substitution  of,  and not as a  payment  of,  the  indebtedness,

liabilities  and  obligations  of  the  Borrower  under  the  Original  Credit

Agreement  and is not intended to  constitute a novation  thereof or of any of the other Prior Loan  Documents.  Upon the  effectiveness  of this  Agreement,

all Loans owing by the  Borrower and Letters of Credit  outstanding  under the

Original Credit  Agreement  (other than the Citibank  Letters of Credit) shall continue  as Loans and  Letters  of Credit  hereunder,  in each case  accruing interest, as of the date hereof, at the Base Rate hereunder.



      The  Borrower,  the Agents,  the Issuing  Banks,  the  Arranger  and the

Lenders hereby  acknowledge the assignment to Bank of America of all Loans and

Commitments  by the  other  lenders  party to the  Original  Credit  Agreement substantially  simultaneously  with the  effectiveness of this Agreement.  The

Borrower,  the Agents,  the Issuing Banks, the Arranger and the Lenders hereby agree that the  assignment  by Bank of America to the Lenders  party hereto of

Loans and Commitments in the amounts and allocations as reflected on Schedule
                                                                     --------
1.01(b) hereto  substantially  simultaneously  with the  effectiveness of this
-------
Agreement shall be deemed to have been consummated in accordance with Section
                                                                      -------
12.01  of  the  Original   Credit   Agreement   and  the  terms,   conditions,
-----
representations  and  warranties  set  forth  in the  form of  Assignment  and

Acceptance set forth as Exhibit 12.01 of the Original  Credit  Agreement shall
                        -------------
be deemed to have been made and agreed to as between  Bank of America and each such Lender as if an Assignment  and  Acceptance  had been fully  executed and delivered by such parties.



      1.02. Certain Defined Terms.
            ---------------------


      The  following  terms used in this  Agreement  shall have the  following meanings  (such  meanings  to be  applicable,  except to the extent  otherwise indicated in a definition of a particular  term,  both to the singular and the plural forms of the terms defined):



      "Accommodation  Obligation",  as applied to any  Person,  shall mean any contractual  obligation,  contingent or otherwise, of that Person with respect to any  Indebtedness  or other  obligation or liability of another,  including

any  such  Indebtedness,   obligation  or  liability  directly  or  indirectly

guaranteed,  endorsed  (otherwise  than  for  collection  or  deposit  in  the ordinary  course of business),  co-made or discounted or sold with recourse by that  Person,  or in respect of which that  Person is  otherwise  directly  or

indirectly   liable,   including   Contractual   Obligations   (contingent  or

otherwise)  arising  through  any  agreement  to  purchase,   repurchase,   or

otherwise acquire such  Indebtedness,  obligation or liability or any security therefor,  or to provide funds for the payment or discharge  thereof  (whether in the form of loans,  advances,  stock  purchases,  capital  contributions or otherwise),  or to  maintain  solvency,  assets,  level  of  income,  or other financial condition, or to make payment other than for value received.


                                       2

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      "Accounts"  shall mean, as to any Person,  any  "account",  as such term is defined in Section 9-106 of the UCC, now or hereafter  owned by such Person which is classified as a receivable  on a  consolidated  balance sheet of such

Person in accordance with GAAP.



      "Account  Debtor"  shall mean any Person that is liable to make payments with respect to a Credit Card Account.



      "Administrative  Agent" shall have the meaning  ascribed to such term in the preamble and shall include any successor  Administrative  Agent  appointed pursuant to Section 11.09.
            -------------



      "Administrative  Agent's  Payment  Office"  shall mean the  address  for

payments   set  forth  on  the   signature   page   hereto   relating  to  the

Administrative  Agent or such other  address as the  Administrative  Agent may from time to time specify in accordance with Section 12.10.
                                             -------------



      "Advance Rate" shall mean with respect to Eligible Accounts  Receivable,

75%,  with  respect to Eligible  Inventory,  65%, and with respect to Eligible

Fixed  Assets,   10%.  The   Administrative   Agent  may,  in  its  reasonable

discretion, but subject to Section 12.08(a)(vi),  adjust the Advance Rate with
                           --------------------
respect to Eligible Accounts  Receivable based upon an increase or decrease in the  dilution  of the  Credit  Card  Accounts  reflected  in the  most  recent collateral audit performed pursuant to Section 7.06.
                                       ------------



      "Affiliate",  as applied  to any  Person,  shall  mean any other  Person directly or indirectly  controlling,  controlled  by, or under common  control with,  that Person.  For purposes of this  definition,  "control"  (including,

with  correlative  meanings,  the  terms  "controlling",  "controlled  by" and

"under common control with"), as applied to any Person,  means the possession,

directly  or  indirectly,  of the power to vote 10% or more of the  Securities having  voting power for the election of directors of such Person or otherwise to  direct or cause the  direction  of the  management  and  policies  of that

Person,  whether through the ownership of voting  Securities or by contract or otherwise;  provided that no financial institution,  mutual fund or investment banking firm shall be an Affiliate  of the Borrower  unless it owns,  directly or indirectly, at least 20% of such Securities of the Borrower.



      "Agent-Related  Person" shall mean the  Administrative  Agent (including any successor  administrative agent), together with its Affiliates (including,

in the case of Bank of America in its  capacity as the  Administrative  Agent,

the   Arranger),   and  the  officers,   directors,   employees,   agents  and

attorneys-in-fact of such Persons and Affiliates.



      "Agents"  shall  mean,  collectively,   the  Administrative  Agent,  the

Documentation Agent, the Syndication Agents and the Co-Agents.



      "Agreement"  shall  have  the  meaning  ascribed  to  such  term  in the preamble hereto.



      "Applicable  Approved  Issuance  Amount"  shall mean, as to each Issuing

Bank (other than Bank of America),  the amount  notified  from time to time by the  Administrative  Agent at the  direction  of the  Borrower to such Issuing

Banks.  The aggregate  Applicable  Approved  Issuance Amounts for such Issuing


                                        3

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Banks shall not at any time exceed the lesser of (i) the  Commitments  then in effect less the aggregate  principal amount of all outstanding  Loans and (ii)

the Borrowing Base Amount then in effect less the aggregate  principal  amount of all outstanding Loans.



      "Applicable  Lending  Office"  shall mean,  with respect to each Lender,

such Lender's  Domestic  Lending Office,  in the case of a Base Rate Loan, and such Lender's  Eurodollar  Lending  Office,  in the case of a Eurodollar  Rate

Loan.



      "Approved  Fund" means any Fund that is administered or managed by (a) a

Lender,  (b) an  Affiliate  of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.



      "Arranger"  shall mean Banc of America  Securities  LLC, in its capacity as sole lead arranger and sole book manager.



      "Assignment and  Acceptance"  shall mean an Assignment and Acceptance in the form of Exhibit 12.01 (with blanks  appropriately  filled in) delivered to
            -------------
the Administrative  Agent and the Borrower in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.01.
                                                     -------------



      "ATSC" shall mean AnnTaylor Stores Corporation, a Delaware corporation.



      "ATSC  Guaranty"  shall mean the Amended and Restated  Guaranty dated as of the  Effective  Date  substantially  in the form of,  and on the  terms set forth  in,  Exhibit  4.01(a)(iv),  as the same  may be  amended,  modified  or
            --------------------
otherwise supplemented from time to time.



      "ATSC Pledge  Agreement"  shall mean the Amended and  Restated  Security and Pledge Agreement dated as of the Effective Date  substantially in the form of,  and on the terms set forth  in,  Exhibit  4.01(a)(v),  as the same may be
                                      -------------------
amended, supplemented or otherwise modified from time to time.



      "Available  In-Transit  Amount" shall mean, as of any Calculation  Date,

an amount equal to 55% of the sum of (i) the aggregate  undrawn face amount of

Commercial  Letters of Credit  issued to finance  the  purchase  of  Inventory

(other than Inventory  included in the  determination of Eligible  Inventory),

and (ii) the aggregate  Inventory Value of Inventory  financed with Commercial

Letters  of  Credit  which  have  been  fully  drawn  and  the   Reimbursement

Obligations  in  respect of which have been fully paid so long as, in the case of clause (i) and (ii), (A) such  Inventory  shall be in transit to properties owned or leased by the  Borrower or the  Subsidiary  Guarantors  in the United

States or such other  locations  as to which  UCC-1  financing  statements  in favor of the  Administrative  Agent for the benefit of the Lenders,  have been filed,  and (B) such Inventory is not included in the  calculation of Eligible

Inventory  and,  upon  arrival in the United  States,  will be included in the determination of the Eligible Inventory.



      "'Baa3/BBB-'  Rating Status" shall mean that the following  requirements are satisfied:


                                         4
================================================================================



(i)   the Fixed Charge  Coverage  Ratio,  calculated on a four fiscal  quarter basis,  as of the end of the two preceding  fiscal  quarters shall have been not less than 2.25 to 1.00, and


(ii)  the Borrower's senior implied  non-credit-enhanced  long-term debt shall have a rating  of Baa3 or better as  determined  by  Moody's or BBB- or better as determined by S&P.



      "Bank of America"  shall mean Bank of America,  N.A.,  formerly known as

Bank of America National Trust and Savings Association.



      "Bankruptcy  Code"  shall mean Title 11 of the  United  States  Code (11

U.S.C. Section 101 et seq.), as amended from time to time, or any successor statute.



      "Base Rate" shall mean,  for any day a fluctuating  rate per annum equal to the higher of (a) the  Federal  Funds Rate plus 1/2 of 1% and (b) the Prime

Rate for such  day.  Any  change in the Base Rate due to a change in the Prime

Rate or the Federal  Funds Rate shall be  effective at the opening of business on the day specified in the public announcement of such change.



      "Base Rate Loans" shall mean all Loans  outstanding  which bear interest at a rate  determined  by  reference  to the Base Rate as provided in Section
                                                                      -------
2.02.
----


      "Benefit  Plan" shall mean a defined  benefit plan as defined in Section

3(35) of ERISA  (other than a  Multiemployer  Plan)  which the  Borrower or an

ERISA  Affiliate  maintains,  administers,  contributes  to or is  required to contribute  to, or under which the Borrower or any ERISA  Affiliate  may incur any liability.



      "Borrower"  shall have the meaning ascribed to such term in the preamble hereto.



      "Borrower  Pledge   Agreement"  shall  mean  the  Amended  and  Restated

Security and Pledge Agreement dated as of the Effective Date  substantially in the form of, and on the terms set forth in, Exhibit 4.01(a)(iii),  as the same
                                            --------------------
may be amended, supplemented or otherwise modified from time to time.



      "Borrowing"  shall  mean,  except  as  otherwise  provided  in  Section
                                                                      -------
2.07(c)(ii),  a  borrowing  consisting  of Loans of the same type,  having the
-----------
same Interest Period and made on the same day by the Lenders.



      "Borrowing Base Amount" shall mean, as of any Calculation  Date, the sum of (a) the  product of (i) the  Eligible  Accounts  Receivable  Amount at such

Calculation   Date  times  (ii)  the  Advance  Rate  for   Eligible   Accounts

Receivable,  (b) the  product  of (i) the  Eligible  Inventory  Amount at such

Calculation Date times (ii) the Advance Rate for Eligible  Inventory,  (c) the

Available  In-Transit  Amount at such  Calculation  Date and (d) the  Eligible

Fixed Asset Amount at such  Calculation  Date.  The  Borrowing  Base Amount as determined  on any  Calculation  Date  shall  remain in effect  until the next

succeeding  Calculation  Date.  Notwithstanding  the  foregoing,   during  any

period for which the  'Baa3/BBB-'  Rating Status  exists,  the Borrowing  Base

Amount shall equal the Commitments.


                                        5
================================================================================




      "Borrowing Base Certificate" shall mean a certificate,  substantially in the form of  Exhibit  6.01(o)  delivered  to the  Administrative  Agent by the
             ----------------
Borrower pursuant to Section 6.01(o).
                     ---------------



      "Business  Day" shall mean (a) for all purposes other than as covered by clause (b) below,  any day excluding  Saturday,  Sunday and any day which is a legal  holiday  under  the laws of the State of New York or the State of North

Carolina,  or is a day on which  banking  institutions  located  in  either of those states are required or  authorized by law or other  governmental  action to close and (b) with  respect to all  notices,  determinations,  fundings and payments in connection  with the Eurodollar  Rate, any day which is a Business

Day  described  in  clause  (a) and  which  is also a day for  trading  by and between banks in the London interbank market.



      "Calculation  Date" shall mean, at any time,  the last day of any period covered by the most recent Borrowing Base Certificate.



      "Capital  Expenditures"  shall mean,  for any period,  on a consolidated basis for the Borrower and its Restricted  Subsidiaries,  the aggregate of all expenditures  (whether  paid in cash or accrued  as  liabilities  during  that period and including that portion of Capital  Leases  (except any  capitalized interest)  which  is  capitalized  on the  consolidated  balance  sheet of the

Borrower  and  its  Restricted  Subsidiaries)  made  by  the  Borrower  or any

Restricted  Subsidiary  during such period that, in conformity  with GAAP, are required  to be included  in or  reflected  by  property,  plant or  equipment

(including  expenditures  for  equipment  purchased  simultaneously  with  the trade-in of existing  equipment  owned by the Borrower or any such  Restricted

Subsidiary to the extent the gross amount of such  purchase  price exceeds the book value of the equipment being traded in, but excluding  expenditures  made in connection  with the  replacement or  restoration of assets,  to the extent reimbursed or financed from insurance proceeds or condemnation awards).



      "Capital Lease",  as applied to any Person,  shall mean any lease of any property  (whether real,  personal,  or mixed) by that Person as lessee which,

in  conformity  with GAAP,  is accounted for as a capital lease on the balance sheet of that Person.



      "Cash  Collateral  Account" shall have the meaning ascribed to such term in Section 2.04.
   ------------



      "Cash  Equivalents"  shall mean (a) marketable direct obligations issued or unconditionally  guaranteed by the United States Government or issued by an agency  thereof  and backed by the full faith and credit of the United  States of  America  or  having a rating  of at least  A-1 or P-1 from  either  S&P or

Moody's,  in each case maturing  within 360 days after the date of acquisition thereof;  (b) marketable direct  obligations issued by any state of the United

States  of  America  or any  political  subdivision  of any such  state or any public  instrumentality  thereof maturing within 180 days (or, if no Loans are outstanding  at the  time of  acquisition  thereof  and  after  giving  effect thereto,  360 days) after the date of acquisition  thereof and, at the time of acquisition,  having one of the two highest ratings obtainable from either S&P or Moody's  (or, if at any time  neither S&P nor Moody's  shall be rating such obligations,  then from  such  other  nationally  recognized  rating  services acceptable to the Requisite  Lenders) and not listed in Credit Watch published
                                                        ------------
by S & P;  (c)  commercial  paper,  other than  commercial  paper  issued by the

Borrower  or any  Subsidiary  of the  Borrower  or  any of  their  Affiliates,


                                      6

================================================================================



maturing  no more than 180 days (or, if no Loans are  outstanding  at the time of acquisition  thereof and after giving effect  thereto,  270 days) after the date of creation  thereof and, at the time of  acquisition  thereof,  having a rating of at least A-1 or P-1 from  either S&P or Moody's  (or, if at any time neither S&P nor Moody's  shall be rating  such  obligations,  then the highest rating from other  nationally  recognized  rating  services  acceptable to the

Requisite  Lenders);  (d) domestic and Eurodollar  certificates  of deposit or time  deposits or  bankers'  acceptances  maturing  within 180 days (or, if no

Loans are  outstanding  at the time of  acquisition  thereof and after  giving effect thereto,  360 days) after the date of acquisition thereof issued by any commercial  bank  organized  under the laws of the United States of America or any state  thereof or the  District of Columbia  having  combined  capital and surplus  of not  less  than  $500,000,000;  and  (e)  auction  rate  preferred instruments maturing no later than 35 days from the date of purchase.



      "Change in  Control"  shall be deemed to have  occurred  at such time as either of the following events shall occur:



            (i)   There shall be consummated  any  consolidation  or merger of

      ATSC or the  Borrower  pursuant  to  which  the  Common  Stock  would be converted  into cash,  or other  property,  in each  case,  other than a consolidation  or merger of ATSC or the Borrower in which the holders of

      Common  Stock  immediately  prior to the  consolidation  or merger have,

      directly or  indirectly,  at least a majority of the total  voting power in the  aggregate  of all classes of common stock of the  continuing  or

      surviving   corporation  normally  entitled  to  vote  in  elections  of directors immediately after such consolidation or merger; or



            (ii)  There  is a  report  filed  by  any  person,  including  its

      Affiliates  and  Associates  (as  defined in Rule  12b-2 of the  General

      Rules and Regulations  under the Exchange Act), on Schedule 13D or 14D-1

      (or any  successor  schedule,  form or report)  pursuant to the Exchange

      Act,  disclosing  that such person (for the purposes of this  definition only, the term "person"  shall include a "person"  within the meaning of

      Section  13(d)(3)  or  Section  14(d)(2)  of  the  Exchange  Act  or any

      successor   provision  to  either  of  the  foregoing)  has  become  the beneficial owner (as the term  "beneficial  owner" is defined under Rule

      13d-3  or  any  successor  rule  or  regulation  promulgated  under  the

      Exchange  Act) of 50% or more of the total voting power in the aggregate of all  classes  of  capital  stock  then  outstanding  of  ATSC  or the

      Borrower normally entitled to vote in elections of directors;  provided,

      however,  that a person shall not be deemed  beneficial  owner of, or to own  beneficially,  (A) any securities  tendered pursuant to a tender or exchange  offer  made  by or on  behalf  of such  person  or any of such person's  Affiliates or Associates  until such tendered  securities  are accepted for purchase or exchange  thereunder,  or (B) any securities if such  beneficial  ownership (1) arises solely as a result of a revocable proxy  delivered  in  response to a proxy or consent  solicitation  made

      pursuant  to,  and  in  accordance   with,  the  applicable   rules  and

      regulations  under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any  successor  schedule,  form or report) under the

      Exchange Act; or



            (iii) The  occurrence  of any  transaction  or event in connection with which all or  substantially  all Common  Stock  shall be  exchanged



                                           7

================================================================================



      for,  converted  into,  acquired for or  constitute  solely the right to

      receive   consideration   (whether  by  means  of  an  exchange   offer,

      liquidation,   tender   offer,   consolidation,   merger,   combination,

      reclassification,  recapitalization  or otherwise) all or  substantially all of which  consists of common stock which is (or,  upon  consummation of or immediately  following such  transaction or event,  which will be)

      listed on a United States national  securities  exchange or approved for quotation on the Nasdaq  National  Market or any similar  United  States system of automated dissemination of quotations of securities prices.



            Notwithstanding  the  foregoing,  a Change in Control shall not be deemed to have  occurred if at any time ATSC,  any  Subsidiary  of ATSC,

      any employee stock ownership plan or any other employee  benefit plan of either ATSC or any  Subsidiary of ATSC, or any person  holding shares of

      Common Stock for or pursuant to the terms of any such  employee  benefit plan,  files or becomes  obligated to file a report under or in response to Schedule 13D or Schedule  14D-1 (or any successor  schedule,  form or report) under the Exchange Act disclosing  beneficial ownership by it of

      50% or more of the total  voting  power in the  aggregate of all classes of Common Stock then  outstanding  of ATSC normally  entitled to vote in elections of directors.



      "Citibank  Letters of Credit" shall mean the letters of credit listed on

Schedule 3.01(c).
---------------



      "Claim"  shall mean any claim or demand,  by any Person,  of  whatsoever kind or nature for any actual or alleged Liabilities and Costs,  whether based in contract, tort, implied or express warranty, strict liability,  criminal or civil statute, Permit, ordinance or regulation, common law or otherwise.



      "Cleandown"  shall have the  meaning  ascribed  to such term in Section
                                                                      -------
2.01(a)(v).
----------



      "Cleandown  Period"  shall  have the  meaning  ascribed  to such term in

Section 2.01(a)(v).
------------------



      "Code"  shall mean the Internal  Revenue  Code of 1986,  as amended from time to time, and any successor statute.



      "Collateral"  shall mean all  property  and  interests  in property  now owned or  hereafter  acquired  in or upon which a security  interest,  pledge,

lien or mortgage is granted or of which a collateral  assignment is made under the Collateral Documents.



      "Collateral  Documents"  shall mean the ATSC  Guaranty,  the ATSC Pledge

Agreement,  the Borrower Pledge Agreement,  the Trademark  Security  Agreement

and the Subsidiary Guaranty and Collateral  Agreement,  and any other document creating  in  favor  of the  Administrative  Agent,  for  the  benefit  of the

Lenders,  a security interest in any property as security for the Obligations,

as any of the foregoing  may be amended,  supplemented  or otherwise  modified from time to time.



      "Commercial  Letter of Credit"  shall mean any Letter of Credit which is drawable  upon  presentation  of  documents,  drafts at sight and time  drafts evidencing  the sale or shipment  of goods  purchased  by the  Borrower in the ordinary course of its business.


                                        8
================================================================================



      "Commission" shall mean the Securities and Exchange Commission.



      "Commitment"  shall mean, with respect to each Lender as the context may require,  (a) the amount set out opposite such Lender's name under the heading

"Commitment" in Schedule 1.01(b) or assigned to it in accordance with Section
                ----------------                                      -------
12.01(a),  as such amount may be reduced or  otherwise  adjusted  from time to
--------
time  pursuant to the terms of this  Agreement or (b) the  obligation  of such

Lender to make Loans  hereunder and participate in Letters of Credit up to the amount specified in the immediately  preceding  clause (a), and  "Commitments"

shall mean the aggregate amount of the Commitments of all Lenders.



      "Commitment  Letter"  shall mean the  Commitment  Letter  dated March 1,

2001 from Bank of America,  as  Administrative  Agent, and the Arranger to the

Borrower.



      "Common  Stock"  shall mean the common  stock of ATSC,  the par value of which  is  set  forth  in the  ATSC  Certificate  of  Incorporation,  as  such certificate may be amended, restated or otherwise modified from time to time.



      "Compliance  Certificate" shall mean a certificate  substantially in the form of  Exhibit  6.01(d)(i)  delivered  to the  Administrative  Agent  by the
         ------------------
Borrower   pursuant  to  Section   6.01(d)(i)   and  covering  the  Borrower's
                         -------------------
compliance  with the  covenants  contained  in Article  IX and  certain of the
                                               -----------
covenants contained in Article VIII.
                       ------------


      "Contaminant" shall mean any pollutant,  hazardous substance,  hazardous chemical,  toxic  substance,  hazardous waste or special waste, as those terms are  defined  in  federal,  state or local laws and  regulations,  radioactive material,  petroleum,  including crude oil or any petroleum-derived substance,

or breakdown or decomposition  product thereof, or any constituent of any such substance or waste, including polychlorinated biphenyls and asbestos.



      "Contractual  Obligation",  as  applied  to any  Person,  shall mean any provision of any Securities issued by that Person or any indenture,  mortgage,

deed of trust, contract, undertaking,  document, instrument or other agreement or  instrument  to which  that  Person is a party or by which it or any of its properties  is  bound,  or to which  it or any of its  properties  is  subject

(including  any  restrictive  covenant  affecting  such  Person  or any of its properties).



      "Convertible   Debentures"  shall  mean  the  Convertible   Subordinated

Debentures due 2019 issued pursuant to the Convertible Debenture Indenture.



      "Convertible  Debenture  Indenture"  shall mean that certain  Indenture,

dated as of June 18, 1999, between ATSC and the Bank of New York, as Trustee.



      "Convertible Debentures Note" shall mean the $180,975,000.00  promissory note of the  Borrower  dated  June 18,  1999  payable  to ATSC in  respect  of payments due on the Convertible Debentures.

================================================================================



      "Cost/Market  Reserve" shall mean, as of any Calculation Date, the lower of cost or market  reserve  for the most recent  fiscal  month  calculated  in accordance  with the  accounting  practices of the Borrower and the Subsidiary

Guarantors.



      "Credit Card Accounts"  shall mean all accounts  receivable  arising out of any sale in the ordinary course of business pursuant to proprietary  credit card transactions.



      "Credit  Facility"  shall  mean the loan and  letter of credit  facility provided to the Borrower pursuant to this Agreement.



      "Current  Assets"  shall  mean,  as at any  date of  determination,  the consolidated assets of the Borrower and its Restricted  Subsidiaries which may properly be classified as current assets in conformity with GAAP.



      "Current  Liabilities" shall mean, as at any date of determination,  the consolidated  liabilities  of the  Borrower  and its  Restricted  Subsidiaries

which may properly be classified  as current  liabilities  in conformity  with

GAAP.



      "Customary Permitted Liens" shall mean:



      (a)   Liens (other than  Environmental  Liens and any Lien imposed under

ERISA)  for  claims,  taxes,   assessments  or  charges  of  any  Governmental

Authority  not  yet  due or  which  are  being  contested  in  good  faith  by appropriate  proceedings and with respect to which adequate  reserves or other appropriate provisions are being maintained in accordance with GAAP;



      (b)   statutory  Liens of landlords,  bankers,  carriers,  warehousemen,

mechanics,  materialmen  and other Liens  (other than any Lien  imposed  under

ERISA or any  Environmental  Lien)  imposed by law,  arising  in the  ordinary course of  business  and for amounts  which (i) are not yet due,  (ii) are not more than 30 days past due as long as no notice of  default  has been given or other  action  taken to enforce  such Liens,  or (iii)(A) are not more than 30 days past due and a notice of default has been given or other  action taken to enforce  such Liens,  or (B) are more than 30 days past due,  and, in the case of  clause  (A) or (B),  are  being  contested  in good  faith by  appropriate proceedings  which are  sufficient  to prevent  imminent  foreclosure  of such

Liens  and  with  respect  to which  adequate  reserves  or other  appropriate provisions are being maintained in accordance with GAAP;



      (c)   Liens   (other   than  any  Lien   imposed   under  ERISA  or  any

Environmental  Lien)  incurred  or  deposits  made in the  ordinary  course of business  (including  surety  bonds  and  appeal  bonds)  in  connection  with workers'  compensation,  unemployment  insurance and other types of employment benefits or to secure the  performance  of tenders,  bids,  leases,  contracts

(other  than in  respect of  Indebtedness),  statutory  obligations  and other similar  obligations  or  arising  as a  result  of  progress  payments  under government contracts;



      (d)   easements  (including  reciprocal  easement agreements and utility

agreements),   rights-of-way,   covenants,   consents,  rights  of  landlords,

reservations,  encroachments,  variations and other  restrictions,  charges or

================================================================================




encumbrances  (whether or not recsrded)  affecting  the use of real  property,

which do not materially  interfere  with the ordinary  conduct of the business of the Borrower; and



      (e)   Liens  on  goods  in favor  of  customs  and  revenue  authorities arising as a matter of law to secure  payment of customs  duties in connection with the importation of such goods.



      "DOL"  shall  mean  the  United  States  Department  of  Labor  and  any successor department or agency.



      "Dollars"  and "$" shall mean the lawful  money of the United  States of

America.



      "Domestic  Lending Office" shall mean,  with respect to any Lender,  the office of such Lender specified as its "Domestic  Lending Office" in Schedule
                                                                     --------
1.01(a) or in the  Assignment  and  Acceptance  by which it became a Lender or
-------
such other  office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.



      "EBITDAR"  shall mean,  for any period,  the sum of the amounts for such period,  of (a) Net  Income,  plus (b) to the  extent  Net  Income is  reduced thereby (i) all charges for  amortization  of  intangibles  and  depreciation,

(ii) Interest Expense,  (iii) income tax expense,  (iv)  extraordinary  losses

(net of tax benefits) as shown on the  consolidated  income statement of ATSC,

the Borrower and its Restricted  Subsidiaries,  plus (c) Rental Expense, minus

(d)  extraordinary  gains (net of taxes) as shown on the  consolidated  income statement of ATSC, the Borrower and its Restricted Subsidiaries.



      "EBITR"  shall  mean,  for any  period,  the sum of the amounts for such period,  of (a) Net  Income,  plus (b) to the  extent  Net  Income is  reduced thereby (i) Interest Expense,  (ii) income tax expense and (iii) extraordinary losses (net of tax benefits) as shown on the consolidated  income statement of

ATSC, the Borrower and its Restricted  Subsidiaries,  plus (c) Rental Expense,

minus (d)  extraordinary  gains  (net of  taxes) as shown on the  consolidated income statement of ATSC, the Borrower and its Restricted Subsidiaries.



      "Effective  Date" shall mean the date this Agreement  becomes  effective in accordance with Section 4.01.
                   ------------



      "Eligible  Accounts  Receivable" shall mean, as of any Calculation Date,

all Credit Card Accounts of the Borrower and the  Subsidiary  Guarantors  that satisfy each of the following criteria:



            (a)   such  Credit Card  Account has been  adjusted to reflect the return  or  rejection  of,  or  any  loss  of or  damage  to  any of the

      Inventory  giving rise to such Credit Card  Account,  and is not subject to bona fide set-offs,  counterclaims,  defenses,  or disputes  asserted with respect to such Credit Card Account;



            (b)   to the best  knowledge of the  Borrower  and the  Subsidiary

      Guarantors,  the Account Debtor with respect to such Credit Card Account is not  insolvent or the subject of any  bankruptcy  case or  insolvency proceeding  of any kind,  unless such  Credit  Card  Account is due from

================================================================================




      such  Account  Debtor as an  administrative  claim under the  Bankruptcy

      Code and the  Administrative  Agent,  in the exercise of its  reasonable business judgment, deems the Account Debtor to be creditworthy;




            (c)   the Account  Debtor in respect of such  Credit Card  Account has a mailing  address  within the United  States of America  (excluding the Virgin  Islands  and any other  territory  of the United  States) or

      Puerto Rico;



            (d)   the Account  Debtor in respect of such  Credit Card  Account

      is  not  the  United   States  of  America  or  any  state,   territory,

      subdivision, department, or agency thereof;



            (e)   such Credit Card Account does not arise out of  transactions with a  Subsidiary  or  Affiliate  (other than  directors,  officers and employees) of the Borrower or any Subsidiary Guarantor;



            (f)   no amount  payable in respect of such  Credit  Card  Account has  remained  unpaid  for a period  exceeding  sixty days after the due date stated on the customer statement therefor;



            (g)   such Credit Card Account is owed by an Account  Debtor which does not then have balances on its Credit Card  Accounts  which are more than 60 days past due which exceed 50% of the total  balance of all such

      Credit Card Accounts owed by such Account Debtor;



            (h)   such  Credit Card  Account has not been and is not  required to be charged off or written off as  uncollectible  in  accordance  with the  customary  business  practice of the  Borrower  and the  Subsidiary

      Guarantors;



            (i)   such Credit Card  Account does not arise out of any claim in

      tort,  is  not  evidenced  by  chattel  paper,  a  promissory   note,  a

      negotiable  instrument,  or any other instrument of any kind or, if such

      Credit Card Account is evidenced by chattel paper, a promissory  note, a negotiable  instrument  or any other  instrument,  such  chattel  paper,

      promissory  note,  negotiable  instrument or other  instrument  has been delivered  to  the  Administrative  Agent  and  is  subject  to a  first priority security interest in favor of the Administrative Agent;



            (j)   the amount of the face  value of such  Credit  Card  Account listed  on any  schedule  of  Credit  Card  Accounts  and  shown  on all customer statements  delivered to the Administrative  Agent with respect to such Credit Card  Account is not  subject to any  asserted  bona fide retainages or holdbacks of any type, is actually and  absolutely  owing,

      and is not  contingent  on any  condition,  in each case,  other than in respect  of  repurchase  or  return  agreements  that  (i)  arise in the ordinary course of the Borrower's  business and (ii) are consistent with

      the  Borrower  or  such  Subsidiary   Guarantor's   historical  business

      practice;

================================================================================





            (k)   such  Credit  Card  Account  does not arise out of a cash on delivery sale;



            (l)   such Credit Card  Account  does not arise out of the sale of samples;



            (m)   such Credit Card  Account is owned solely by the Borrower or a Subsidiary  Guarantor and is evidenced by a customer statement and has arisen from the sale of goods which have been  shipped or  delivered  to an Account  Debtor on an absolute  sale basis,  have not been shipped or delivered on a consignment,  approval,  or sale-or-return basis, and are not subject to any repurchase or return agreement or arrangement,  other than those  repurchase  or return  agreements or  arrangements  that (i)

      arise in the  ordinary  course of the  Borrower's  business and (ii) are consistent with the Borrower or such Subsidiary  Guarantor's  historical business practices; and



            (n)   such  Credit  Card  Account is subject to a Lien in favor of the  Administrative  Agent  and is  not  subject  to  Liens  other  than

      Permitted Account Liens.



      The Administrative  Agent may, in its reasonable  discretion,  adjust or change the  foregoing  eligibility  criteria or add  additional  reserves with respect to  Eligible  Accounts  Receivable  based upon the results of the most recent collateral audit performed pursuant to Section 7.06.
                                              ------------


      "Eligible Accounts  Receivable Amount" shall mean, as of any Calculation

Date,  (a) Eligible  Accounts  Receivable  of the Borrower and the  Subsidiary

Guarantors  at such  Calculation  Date minus (b) the Sales Tax Reserve at such

Calculation Date.



      "Eligible  Assignee"  means (a) a Lender;  (b) an Affiliate of a Lender;

(c) an Approved Fund;  and (d) any other Person (other than a natural  Person)

approved by the  Administrative  Agent,  and, unless (x) such Person is taking delivery of an assignment in connection  with physical  settlement of a credit derivatives  transaction  and such  Person  has  total  assets  in  excess  of

$1,000,000,000  and such  transaction is documented by an  International  Swap

Dealers  Association  Inc.  Master  Agreement  or (y) an Event of Default  has

occurred  and is  continuing,  the  Borrower  (each  such  approval  not to be unreasonably withheld or delayed).



      "Eligible Fixed Assets" shall mean, as of any Calculation  Date, the net book value of all furniture and fixtures  (excluding  leasehold  improvements)

of the Borrower and the Subsidiary  Guarantors as set forth on the most recent balance  sheet of the  Borrower  and the  Subsidiary  Guarantors  prepared  in accordance with GAAP,  which are subject to a perfected  security  interest in favor of the  Administrative  Agent and are  subject to no other  Liens  other than  Permitted  Fixed  Asset  Liens.  The  Administrative  Agent may,  in its

reasonable  discretion,  add additional  eligibility criteria or reserves with respect to  Eligible  Fixed  Assets  based upon the results of the most recent collateral audit performed pursuant to Section 7.06.
                                       ------------


      "Eligible  Fixed Asset Amount" shall mean, as of any  Calculation  Date,

the Eligible  Fixed Assets of the Borrower and the  Subsidiary  Guarantors  at

such Calculation Date times the Advance Rate for Eligible Fixed Assets.




                                         13
================================================================================





      "Eligible  Inventory Amount" shall mean, as of any Calculation Date, (a)

the  Inventory  Value  of all  Eligible  Inventory  of the  Borrower  and  the

Subsidiary  Guarantors at such  Calculation Date minus (b) the sum of, (i) the

Cost/Market  Reserve as of such  Calculation  Date, (ii) the Shrink Reserve as of such Calculation  Date, and (iii) the Positive Price Variance Reserve as of

such Calculation Date.



      "Eligible  Inventory"  shall  mean,  as of  the  Calculation  Date,  all

Inventory  of  the  Borrower  and  the  Subsidiary  Guarantors  consisting  of finished  goods  available  for  sale  that  satisfies  each of the  following criteria as of such day:



            (a)   such  Inventory  (i) is owned  solely by the Borrower or any such  Subsidiary  Guarantor and (ii) is not leased by or on  consignment to the Borrower or any Subsidiary Guarantor;



            (b)   such  Inventory  is  located  at  property  that is owned or leased  by the  Borrower  or any  Subsidiary  Guarantor  or  such  other location as to which UCC-1  financing  statements  in favor of the Agent for the benefit of the  Lenders  have been  filed,  including  Inventory which is in  transit  from one  property  that is owned or leased by the

      Borrower or any  Subsidiary  Guarantor  (or a flow  through  center or a distribution  center) to another property that is owned or leased by the

      Borrower or any  Subsidiary  Guarantor  (or a flow  through  center or a distribution center);



            (c)   such  Inventory is not subject to a layaway  purchase by any customer;



            (d)   such  Inventory is not located at any return  center used by the Borrower or any Subsidiary Guarantor;



            (e)   such  Inventory  is located in the United  States of America

      (excluding territories and possessions thereof) and Puerto Rico; and



            (f)   such Inventory is subject to a perfected  security  interest in favor of the  Administrative  Agent and is not subject to Liens other than Permitted Inventory Liens.



      The Administrative  Agent may, in its reasonable  discretion,  adjust or change the  foregoing  eligibility  criteria or add  additional  reserves with respect  to  Eligible  Inventory  based upon the  results  of the most  recent collateral audit performed pursuant to Section 7.06.
                                       ------------



      "Environmental  Lien"  shall  mean a Lien in favor  of any  Governmental

Authority  for (a) any  liability  of the  Borrower or any  Subsidiary  of the

Borrower  under federal or state  environmental  laws or  regulations,  or (b)

damages  arising from,  or costs  incurred by such  Governmental  Authority in response  to, a  Release  or  threatened  Release  of a  Contaminant  into the environment.



      "ERISA" shall mean the Employee  Retirement Income Security Act of 1974,

as amended from time to time, and any successor statute.



                                        14
================================================================================




      "ERISA  Affiliate"  shall mean any (a) corporation  which is a member of the same  controlled  group of  corporations  (within  the  meaning of Section

414(b)  of  the  Code)  as the  Borrower  or  any  of  its  Subsidiaries,  (b)

partnership  or other trade or business  (whether or not  incorporated)  under common  control  (within the  meaning of Section  414(c) of the Code) with the

Borrower  or any of its  Subsidiaries,  and (c) member of the same  affiliated service  group  (within  the  meaning  of  Section  414(m) of the Code) as the

Borrower or any of its Subsidiaries,  any corporation  described in clause (a)

above or any partnership or trade or business described in clause (b) above.



      "Eurodollar  Lending  Office"  means,  with  respect to any Lender,  the office  of  such  Lender  specified  as its  "Eurodollar  Lending  Office"  in

Schedule  1.01(a) or in the  Assignment  and  Acceptance  by which it became a
-----------------
Lender (or, if no such office is specified,  its Domestic  Lending  Office) or such other  office of such Lender as such Lender may from time to time specify by written notice to the Borrower and the Administrative Agent.



      "Eurodollar  Rate" means,  for any  Interest  Period with respect to any

Eurodollar Rate Loan, a rate per annum determined by the Administrative  Agent pursuant to the following formula:


            Eurodollar Rate =                Eurodollar Base Rate
                                   -------------------------------------
                                   1.00 - Eurodollar Reserve Percentage



      "Eurodollar Base Rate" shall mean, for any Interest Period with respect to any Eurodollar Rate Loan:



      (a)   the  rate  per  annum  equal  to  the  rate   determined   by  the

Administrative  Agent to be the offered  rate that  appears on the page of the

Telerate  screen (or any successor  thereto) that displays an average  British

Bankers  Association  Interest  Settlement  Rate for  deposits in Dollars (for delivery on the first day of such Interest  Period) with a term  equivalent to such Interest Period,  determined as of approximately 11:00 a.m. (London time)

two Business Days prior to the first day of such Interest Period, or



      (b)   if the rate  referenced in the preceding  subsection  (a) does not appear  on such page or  service  or such page or  service  shall  cease to be

available,   the  rate  per  annum  equal  to  the  rate   determined  by  the

Administrative  Agent  to be the  offered  rate on such  other  page or  other

service  that  displays  an  average  British  Bankers  Association   Interest

Settlement  Rate for  deposits  in Dollars  (for  delivery on the first day of such  Interest  Period)  with a  term  equivalent  to  such  Interest  Period,

determined  as of  approximately  11:00 a.m.  (London  time) two Business Days prior to the first day of such Interest Period, or



      (c)   if the rates  referenced in the preceding  subsections (a) and (b)

are not available,  the rate per annum determined by the Administrative  Agent as the rate of interest  (rounded  upward to the next  1/100th of 1%) at which deposits in Dollars for delivery on the first day of such  Interest  Period in same day funds in the  approximate  amount of the  Eurodollar  Rate Loan being made,  continued or converted by Bank of America and with a term equivalent to such  Interest  Period would be offered by Bank of America's  London Branch to



                                       15

================================================================================





major banks in the offshore  Dollar market at their  request at  approximately

11:00  a.m.  (London  time) two  Business  Days prior to the first day of such

Interest Period.



      "Eurodollar  Rate Loans" shall mean those Loans  outstanding  which bear interest at a rate  determined by reference to the Eurodollar Rate as provided in Section 2.02.
   ------------


      "Eurodollar  Reserve Percentage" shall mean with respect to any Interest

Period for any Eurodollar Rate Loan,  that percentage  (expressed as a decimal rounded  upwards  to the  nearest  1/100%)  which is in effect on the date the

Eurodollar  Rate for such  Interest  Period is determined as prescribed by the

Federal  Reserve  Board,  for  determining  the  maximum  reserve  requirement

(including any emergency,  supplemental or other marginal reserve requirement)

for a member  bank of the  Federal  Reserve  System  with  deposits  exceeding

$5,000,000,000  in respect of "Eurocurrency  liabilities"  having a term equal to such Interest  Period (or in respect of any other  category of  liabilities which includes  deposits by reference to which the interest rate on Eurodollar

Rate Loans is  determined  or any  category of  extensions  of credit or other assets  which  includes  loans by a  non-United  States  office of any bank to

United States residents).



      "Event  of  Default"  shall  mean any of the  occurrences  set  forth in

Section 10.01 after the  expiration of any applicable  grace period  expressly
-------------
provided therein.



      "Existing Letter of Credit" shall mean each Letter of Credit  identified in Schedule 3.01(b).
   ----------------



      "Exchange  Act" shall  mean the  Securities  Exchange  Act of 1934 as it shall be amended  from time to time,  and any  successor  act  thereto and the rules and  regulations  of the  Federal  Securities  and  Exchange  Commission

promulgated thereunder.



      "FDIC"  shall mean the  Federal  Deposit  Insurance  Corporation  or any successor thereto.



      "Federal  Funds  Rate"  shall  mean,  for any day,  the  rate per  annum

(rounded  upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds  transactions with members of the Federal

Reserve System  arranged by Federal funds brokers on such day, as published by the  Federal  Reserve  Bank on the  Business  Day next  succeeding  such  day;

provided  that (a) if such day is not a Business  Day, the Federal  Funds Rate
--------
for such day shall be such  rate on such  transactions  on the next  preceding

Business Day as so published on the next  succeeding  Business Day, and (b) if no such  rate is so  published  on such  next  succeeding  Business  Day,  the

Federal  Funds Rate for such day shall be the average  rate charged to Bank of

America on such day on such  transactions as determined by the  Administrative

Agent.



      "Federal  Reserve  Board"  shall  mean  the  Board of  Governors  of the

Federal  Reserve  System  or  any  Governmental  Authority  succeeding  to its functions.



      "Fee  Letter"  shall mean the Fee Letter dated March 1, 2001 between the

Borrower, Bank of America, as Administrative Agent, and the Arranger.



      "Final Maturity Date" shall mean April 29, 2004.



                                  16

================================================================================




      "Fiscal  Year" shall mean the fiscal year of the  Borrower,  which shall be the  twelve-month  period  ending on the Saturday  closest to January 31 in each  year  or  such  other  period  as the  Borrower  may  designate  and the

Requisite Lenders may approve (such approval not to be unreasonably  withheld)

in writing.  A Fiscal Year ending in January or February,  as the case may be,

of any  calendar  year  shall  have the  numerical  designation  of the  prior calendar year.



      "Fixed Charge Coverage  Ratio" shall mean, for any period,  the quotient obtained by dividing (a) EBITDAR minus Capital  Expenditures by (b) the sum of

(i) Interest Expense plus (ii) Rental Expense.



      "Foreign  Currency  Exchange  Contracts" shall mean any foreign currency exchange  agreement or other  currency  exchange  rate  arrangement  providing currency exchange rate protection,  entered into by the Borrower,  ATSC or any of their respective Restricted Subsidiaries.



      "Foreign   Subsidiary"   shall  mean  any  Subsidiary  of  the  Borrower

organized  under the laws of any  jurisdiction  outside  the United  States of

America.



      "Fund" means any Person  (other than a natural  Person) that is (or will

be)  engaged  in  making,  purchasing,   holding  or  otherwise  investing  in

commercial  loans and similar  extensions of credit in the ordinary  course of its business.



      "Funded  Debt"  shall  mean,  as  at  any  date  of  determination,  all

Indebtedness  then  outstanding  (a) for the  principal  of Loans  under  this

Agreement and (b) for money  borrowed or under any debt  Securities  issued by

ATSC, the Borrower or any Restricted  Subsidiary (whether or not subordinated)

determined on a consolidated basis in accordance with GAAP.



      "Funding Date" shall mean the date of borrowing any Loan.



      "GAAP" shall mean generally accepted accounting  principles set forth in the opinions and  pronouncements  of the  Accounting  Principles  Board of the

American   Institute  of  Certified  Public  Accountants  and  statements  and pronouncements of the Financial  Accounting  Standards Board, or in such other statements  by such  other  entity  as may be in  general  use by  significant

segments  of  the   accounting   profession,   which  are  applicable  to  the

circumstances as of the date of determination.



      "Governmental  Acts"  shall have the  meaning  ascribed  to such term in

Section 3.09(a).
---------------


      "Governmental  Authority" shall mean any nation,  state,  sovereign,  or government,  any federal,  regional, state, local or political subdivision and

any  entity  exercising  executive,   legislative,   judicial,  regulatory  or

administrative functions of or pertaining to government.



      "Guarantors" shall mean ATSC and each Restricted  Subsidiary (other than

Foreign Subsidiaries and Nonmaterial Domestic Subsidiaries) of the Borrower.



                                17

================================================================================




      "Indebtedness",   as  applied  to  any   Person,   shall  mean  (a)  all

indebtedness,  obligations  or other  liabilities  of such Person for borrowed money or under  any debt  Securities,  whether  or not  subordinated,  (b) all obligations  with respect to  redeemable  stock and  redemption  or repurchase obligations under any equity securities or profit payment agreements,  (c) all reimbursement  obligations  and other  liabilities of such Person with respect to letters of credit issued for such Person's account,  (d) all obligations of such Person to pay the purchase  price of property or  services,  except trade payables  incurred  by such  Person  in the  ordinary  course of  business  as presently conducted,  (e) all obligations in respect of Capital Leases of such

Person,   (f)  all   Accommodation   Obligations  of  such  Person,   (g)  all

indebtedness,  obligations  or other  liabilities  of such  Person  or  others secured  by a  Lien  on  any  asset  of  such  Person,  whether  or  not  such indebtedness,  obligations  or  liabilities  are  assumed by or are a personal liability  of such  Person,  all as of such  time,  and (h) all  indebtedness,

obligations  or other  liabilities  in respect of Interest Rate  Contracts and

Foreign   Currency   Exchange   Contracts.   For   purposes   of   determining

Indebtedness,  the  "principal  amount" of the  obligations of the Borrower or any  Subsidiary in respect of any Interest  Rate Contract or Foreign  Currency

Exchange  Contract at any time shall be the maximum  aggregate  amount (giving effect to any netting  agreements)  that the Borrower or such Subsidiary would be required to pay if such Contract were terminated at such time.



      "Initial Loans" shall have the meaning ascribed to such term in Section
                                                                       ------
4.01.
----


      "Interest  Expense"  shall mean,  for any period for ATSC,  the Borrower and its Restricted  Subsidiaries on a consolidated  basis,  total consolidated interest  expense,  whether paid or accrued  (including  any  amortization  of discount  and the  interest  component  of Capital  Leases),  for such period,

including  to the  extent  included  in  interest  expense,  all  commissions,

discounts  and other fees and  charges  owed with  respect  to the  letters of credit,  the fees payable under this  Agreement  and net costs under  Interest

Rate  Contracts,  all as  determined in  conformity  with GAAP,  plus (without duplication) all capitalized interest,  minus payments received under Interest

Rate Contracts and interest income.



      "Interest  Payment Date" shall mean with respect to any Eurodollar  Rate

Loan, the last day of each Interest Period  applicable to such Loan;  provided that in the case of an  Interest  Period of six  months or  longer,  "Interest

Payment Date" shall also include each date that is a  three-month  anniversary of the first day of such Interest Period.



      "Interest  Period"  shall  have the  meaning  ascribed  to such  term in

Section 2.06.
------------


      "Interest Rate  Contracts"  shall mean interest rate  exchange,  collar,

cap or similar agreements providing interest rate protection,  entered into by the Borrower, ATSC or any of their respective Restricted Subsidiaries.



      "Inventory"  shall mean, as to any Person,  any "inventory" as such term is defined in Section  9-109(4)  of the UCC,  now or  hereafter  owned by such

Person.



      "Inventory  Value"  shall mean,  with  respect to any  Inventory  of the

Borrower or any Subsidiary  Guarantor,  the value of such Inventory  valued at cost on a basis consistent with the Borrower's or such Subsidiary  Guarantor's

current  and  historical   accounting   practice  (without  giving  effect  to




                                      18
================================================================================





markdowns,   intercompany  profit,   rebates  and  discounts  and  capitalized

inventory  costs on the  consolidated  balance  sheet of the  Borrower and the

Subsidiary  Guarantors in respect of Inventory (other than  capitalized  costs recorded in accordance with GAAP)).



      "Investment"  shall  mean,  as  applied  to any  Person,  any  direct or indirect purchase or other  acquisition by that Person of Securities,  or of a beneficial  interest in  Securities,  of any other  Person,  and any direct or indirect  loan,  advance  (other than  deposits  with  financial  institutions available for withdrawal on demand,  prepaid  expenses,  advances to employees and similar  items made or incurred in the ordinary  course of  business),  or capital  contribution  by such  Person  to any  other  Person,  including  all

Indebtedness  and  accounts  owed by that other  Person  which are not current assets or did not arise from sales of goods or  services to that Person in the

ordinary  course  of  business.   The  amount  of  any  Investment   shall  be

determined in conformity with GAAP.



      "IRS" shall mean the Internal  Revenue  Service of the United  States or any Governmental Authority succeeding to the functions thereof.



      "Issuing  Banks"  shall  mean  First  Union  National  Bank,  The  Chase

Manhattan  Bank and Bank of  America,  and any other  Lender  selected  by the

Borrower and approved by the Administrative Agent.



      "Issuing  Bank  Agreement"  shall mean,  as to each  Issuing  Bank,  any agreement  entered  into by such  Issuing  Bank and the  Borrower  relating to

Letters of Credit.



      "Lender"  shall have the meaning  ascribed to such term in the  preamble and shall include Bank of America,  in its individual  capacity,  each Issuing

Bank and each Person which at any time  becomes a Lender  pursuant to Section
                                                                      -------
12.01(a).
--------


      "Letter of Credit"  shall  mean any  Commercial  Letter of Credit or any

Standby  Letter of Credit  issued by any  Issuing  Bank for the account of the

Borrower  pursuant to Article III and includes each Existing Letter of Credit,
                      -----------
but excludes the Citibank Letters of Credit.



      "Letter of Credit Fee" shall have the  meaning  ascribed to such term in

Section 2.03(d).
---------------



      "Letter of Credit  Obligations"  shall mean, at any particular time, the sum of (a)  Reimbursement  Obligations  and (b) the aggregate  maximum  amount then available for drawing under the Letters of Credit.



      "Level I Status"  exists at any date if the  Pricing  Ratio on such date is greater than or equal to 3.25 to 1.00.



      "Level II Status"  exists at any date if the Pricing  Ratio on such date is less than 3.25 to 1.00 but greater than or equal to 2.50 to 1.00.



      "Level III Status"  exists at any date if the Pricing Ratio on such date is less than 2.50 to 1.00 but greater than or equal to 1.75 to 1.00.



                                        19

================================================================================




      "Level IV Status"  exists at any date if the Pricing  Ratio on such date is less than 1.75 to 1.00.



      "Liabilities   and   Costs"   shall   mean  all   liabilities,   claims,

obligations,    responsibilities,    losses,   damages,    punitive   damages,

consequential damages, treble damages,  charges, costs and expenses (including attorney's,  expert's  and  consulting  fees and  costs of  investigation  and feasibility  studies),  fines,  penalties  and monetary  sanctions,  interest,

direct or indirect,  known or unknown,  absolute or contingent,  past, present or future.



      "Lien" shall mean any mortgage,  deed of trust,  pledge,  hypothecation,

assignment,  deposit arrangement,  security interest,  encumbrance (including,

but not limited to,  easements,  rights of way and the like),  lien (statutory or other),  Environmental  Lien,  security  agreement or transfer  intended as security,  including any conditional sale or other title retention  agreement,

the interest of a lessor under a Capital  Lease,  any  financing  lease having substantially  the  same  economic  effect  as any of the  foregoing,  and the filing of any  financing  statement  (other than a financing  statement  filed pursuant  to Section  9-408 of the  Uniform  Commercial  Code not  intended as security).



      "Loan Account" shall have the meaning  ascribed to such term in Section
                                                                      -------
2.01(d).
------


      "Loan  Documents"  shall mean this Agreement,  the Notes, the Collateral

Documents and the Letters of Credit and all other agreements  delivered to the

Administrative  Agent,  the Issuing Banks or any Lender by or on behalf of the

Borrower in satisfaction of the requirements of this Agreement.



      "Loan  Party"  shall  mean  ATSC,   the  Borrower  and  any   Restricted

Subsidiary which is a party to any Loan Document.



      "Loans" shall have the meaning ascribed to such term in Section 2.01(a).
                                                              ---------------


      "Margin  Stock"  shall  have  the  meaning  ascribed  to  such  term  in

Regulation U.



      "Material  Adverse  Effect"  shall mean,  with respect to the  Borrower,

ATSC and its  Restricted  Subsidiaries,  a material  adverse  effect  upon the business,  assets or other properties,  liabilities or condition (financial or otherwise),  results  of  operations  or  prospects  of the  Borrower  and its

Restricted  Subsidiaries  taken as a whole or ATSC and its Subsidiaries  taken as a whole,  as the case may be, upon the ability of the Borrower to repay the

Loans,  or upon  the  benefits  provided  to the  Administrative  Agent or the

Lenders under the Collateral Documents.



      "Maximum  Loan Amount"  shall mean,  at any time,  the lesser of (a) (i)

the  Commitments  at such time (as reduced  pursuant  to Sections  2.01(e) and
                                                         -----------------
2.04 less (ii) the then  aggregate  outstanding  Letter of Credit  Obligations
----
and (b) $75,000,000.



      "Moody's" shall mean Moody's Investors Service, Inc.


                                         20
================================================================================





      "Multiemployer  Plan"  shall mean a  "multiemployer  plan" as defined in

Section 4001(a)(3) of ERISA which is, or within the immediately  preceding six years was,  contributed  to by either the  Borrower or any ERISA  Affiliate or under which the Borrower or any ERISA Affiliate may incur any liability.



      "Net  Income"  shall mean,  for any period on a  consolidated  basis for

ATSC,  the Borrower and its  Restricted  Subsidiaries,  the  consolidated  net income (or loss) of ATSC,  the Borrower and its  Restricted  Subsidiaries  for

such period taken as a single  accounting  period,  determined  in  conformity with GAAP.



      "Nonmaterial   Domestic   Subsidiaries"   shall   mean  any   Restricted

Subsidiary  (other  than a  Foreign  Subsidiary)  which  has  total  assets of

$500,000 or less,  provided that the total assets of all Nonmaterial  Domestic

Subsidiaries  shall not exceed  $2,000,000  in the aggregate and to the extent the  aggregate  total  assets  of all  such  Restricted  Subsidiaries  exceeds

$2,000,000,  one or more such  Restricted  Subsidiaries  (in descending  order

based  upon  their  total   assets)   shall  not  be   "Nonmaterial   Domestic

Subsidiaries" until such excess is eliminated.



      "Non-U.S.  Lender"  shall  have the  meaning  ascribed  to such  term in

Section 2.08(e).
---------------



      "Note" shall have the meaning ascribed to such term in Section 2.01(d).
                                                             ---------------


      "Notice of Borrowing"  shall mean, with respect to a proposed  Borrowing pursuant to Section  2.01(b),  a notice  substantially in the form of Exhibit
            ---------------                                           -------
2.01.
----



      "Notice  of  Conversion/Continuation"  shall  mean,  with  respect  to a proposed  conversion or continuation of a Loan pursuant to Section 2.02(c),  a
                                                           --------------
notice substantially in the form of Exhibit 2.02.
                                    -------------



      "Obligations"  shall mean the principal of and all interest on all Loans and  Reimbursement  Obligations,  all  fees,  expense  reimbursements,  taxes,

compensation  and  indemnities  payable by the Borrower to the  Administrative

Agent,  the Issuing  Banks,  or any Lender  pursuant to this Agreement and all other present and future  Indebtedness  and other  liabilities of the Borrower owing to the  Administrative  Agent, the Issuing Banks, any Lender (or, in the

case of any Interest Rate Contract or Foreign Currency Exchange Contract,  any

Affiliate of any Lender),  or any Person entitled to indemnification  pursuant to  Section  12.04,  or any of their  respective  successors,  transferees  or
    --------------
assigns, of every type and description,  whether or not evidenced by any note,

guaranty  or other  instrument,  arising  under  or in  connection  with  this

Agreement,  any other Loan Document,  or any Interest Rate Contract or Foreign

Currency Exchange Contract,  whether or not for the payment of money,  whether direct or  indirect  (including  those  acquired by  assignment),  absolute or contingent,  due or to become  due,  now  existing  or  hereafter  arising and however arising.



      "Operating  Lease"  shall mean,  as applied to any Person,  any lease of any Property by that Person as lessee which is not a Capital Lease.




                                       21

================================================================================




      "Original  Credit  Agreement"  shall have the  meaning  ascribed to such term in the preamble.



      "Other  Taxes" shall have the meaning  ascribed to such term in Section
                                                                      --------
2.08(b).
-------



      "PBGC"  shall mean the  Pension  Benefit  Guaranty  Corporation  and any

Person succeeding to the functions thereof.



      "Permits"  shall  mean any  permit,  approval,  consent,  authorization,

license,  variance, or permission required from a Governmental Authority under an applicable Requirement of Law.



      "Permitted  Account Liens" shall mean the collective  reference to Liens permitted by clause (a) of the definition of Customary Permitted Liens.



      "Permitted Existing  Indebtedness" shall mean the Indebtedness  existing on the date hereof and set forth in Schedule 8.01(k).
                                    ---------------



      "Permitted  Existing Liens" shall mean the Liens on any Property,  other than any Environmental Liens, reflected on Schedule 8.02(b).
                                           ----------------



      "Permitted  Fixed Asset  Liens" shall mean the  collective  reference to

Liens  permitted  by  clauses  (a)  and  (b) of the  definition  of  Customary

Permitted Liens.



      "Permitted  Inventory  Liens"  shall mean the  collective  reference  to

Liens  permitted by clauses (a),  (b) and (e) of the  definition  of Customary

Permitted Liens.



      "Permitted  Receivables   Securitization"  shall  mean  any  transaction

involving  a "true  sale" of  Credit  Card  Accounts  of the  Borrower  or any

Subsidiary of the Borrower and related  chattel paper and general  intangibles to any  entity  that is not a  Guarantor,  which  transaction  may  include  a transfer of the right to originate Credit Card Accounts.



      "Person"   shall  mean  any   natural   person,   corporation,   limited

partnership,  general  partnership,  limited  liability  company,  joint stock company,  joint venture,  association,  company,  trust,  bank, trust company,

land  trust,  business  trust or other  organization,  whether  or not a legal entity, or any other nongovernmental entity, or any Governmental Authority.



      "Plan"  shall mean an employee  benefit  plan defined in Section 3(3) of

ERISA  which the  Borrower  or any  ERISA  Affiliate  maintains,  administers,

contributes  to or is required to  contribute  to, or under which the Borrower or any ERISA Affiliate may incur any liability.



      "Positive  Price  Variance  Reserve"  shall mean, as of any  Calculation

Date, the reserve  established  by the Borrower and the Subsidiary  Guarantors for the  most  recently  completed  fiscal  quarter  in  accordance  with  the historical  accounting practices of the Borrower and the Subsidiary Guarantors in respect of the excess,  if any, of (a) the standard costs  associated  with the  importation  of Inventory over (b) the actual costs  associated  with the importation of Inventory.


                                          22
================================================================================




      "Potential Event of Default" shall mean an event which,  with the giving of notice or the lapse of time, or both, would constitute an Event of Default.



      "Pricing  Ratio"  shall mean,  during any fiscal  quarter,  the quotient obtained by dividing  (a) EBITR by (b) the sum of (i)  Interest  Expense  plus

(ii) Rental Expense for the period of four  consecutive  fiscal quarters ended on the last day of the immediately  preceding  fiscal quarter.  Changes in the

Pricing Ratio indicated by a Pricing Ratio  Certificate shall become effective on the first  day of the  fiscal  quarter  following  the  fiscal  quarter  in respect  of which such  Pricing  Ratio  Certificate  is  delivered;  provided,

however,  that (a) if any  payment of  interest,  commitment  fee or Letter of

Credit  Fee is made  during  the  period  between  the  first  day of a fiscal quarter  (including  the fiscal quarter ending May 5, 2001) and the date which is five  Business  Days  after  the  date of  delivery  of the  Pricing  Ratio

Certificate for the immediately  preceding fiscal quarter,  such payment shall be  tentatively  calculated on the basis of the Pricing Ratio in effect during such immediately  preceding fiscal quarter until the Pricing Ratio is adjusted upon  delivery of such Pricing Ratio  Certificate  (it being agreed that Level

III Status  shall be deemed to exist in respect of the fiscal  quarter  ending

May 5, 2001) and (b) in the event that no Pricing Ratio  Certificate  has been delivered for a fiscal  quarter  prior to the last day of the next  succeeding fiscal  quarter,  Level IV Status shall be presumed to exist until delivery of such  Pricing  Ratio  Certificate.  Changes  in the  rates of  calculation  of interest,  commitment fee or Letter of Credit Fee resulting from the operation of either of clauses  (a) or (b) above for any fiscal  quarter  shall be given effect  through  adjustments  to the  next  payments  to be made of  interest,

commitment  fee or  Letter of  Credit  Fee,  as the case may be, so as to give effect to such changes retroactively to the beginning of such fiscal quarter.



      "Pricing  Ratio  Certificate"  shall have the meaning given to such term in Section 6.01(d)(ii).
   -------------------



      "Prime Rate" means the per annum rate of interest as publicly  announced from time to time by Bank of America as its "prime rate".  Such rate is a rate set by Bank of America based upon various factors  including Bank of America's costs and desired return,  general economic conditions and other factors,  and is used as a reference  point for pricing some loans,  which may be priced at,

above or below  such  announced  rate.  Any change in such rate  announced  by

Bank of  America  shall take  effect at the  opening  of  business  on the day specified in the public announcement of such change.



      "Property"  shall mean with respect to any Person,  any real or personal property, plant, building,  facility,  structure,  equipment or unit, or other asset (tangible or intangible) owned, leased or operated by such Person.



      "Pro Rata Share" shall mean, at any particular  time and with respect to any Lender,  a fraction  (expressed as a  percentage),  the numerator of which shall be the then amount of such Lender's  Commitment  (or, if the Commitments have been terminated,  such Lender's Commitment as in effect immediately prior to such  termination,  after  giving  effect to any  assignments  pursuant  to

Section  12.01)  and the  denominator  of which  shall  be the then  aggregate
--------------
amount of all Commitments (or, if the Commitments  have been  terminated,  the



                                    23
================================================================================





aggregate  amount of all  Commitments as in effect  immediately  prior to such termination,  after  giving  effect to any  assignments  pursuant  to Section
                                                                      -------
12.01).
------



      "Reference Bank" shall mean Bank of America.



      "Register"  shall  have the  meaning  ascribed  to such term in Section
                                                                      -------
12.01(c).
--------



      "Regulation A",  "Regulation T", "Regulation U" and "Regulation X" shall mean Regulation A, Regulation T, Regulation U and Regulation X,  respectively,

of the Federal Reserve Board as in effect from time to time.



      "Reimbursement  Obligations"  shall mean the  reimbursement or repayment obligations  of the  Borrower to the Issuing  Banks with respect to Letters of

Credit, for amounts paid out thereunder.



      "Release" shall mean any release,  spill,  emission,  leaking,  pumping,

injection,  deposit,  disposal,  discharge,  dispersal,  leaching or migration

from  any  Property   into  the   environment,   including   the  movement  of

Contaminants  through  or in the air,  soil,  surface  water,  groundwater  or

Property.



      "Remedial  Action"  shall  mean any  action  required  to (i)  clean up,

remove,  treat or in any  other  way  address  Contaminants  in the  indoor or outdoor  environment;  (ii) prevent a Release or threat of Release or minimize the  further  Release of  Contaminants  so they do not  migrate or endanger or threaten  to  endanger  public  health or  welfare  or the  indoor or  outdoor environment;  or (iii) perform  pre-remedial  studies and  investigations  and post-remedial monitoring and care.



      "Rental  Expense"  shall mean, for any period for ATSC, the Borrower and its  Restricted  Subsidiaries,  on a  consolidated  basis,  the aggregate base rental  payments to lessors or their assignees by such Persons for such period under  agreements  to rent or lease any real property  (excluding  payments in respect of Capital Leases) as recorded in accordance with GAAP.



      "Reportable  Event"  shall mean the events  described in Section 4043 of

ERISA with respect to which the 30-day notice requirement is not waived.



      "Requirements  of Law" shall  mean,  as to any  Person,  the charter and by-laws or other  organizational  or governing  documents of such Person,  and any law, rule or regulation,  Permit,  or  determination of an arbitrator or a court or other Governmental  Authority,  in each case applicable to or binding upon such Person or any of its  property or to which such Person or any of its property is subject,  including the Securities  Act, the  Securities  Exchange

Act,  Regulation  T,  Regulation U and  Regulation X, and any  certificate  of occupancy, zoning ordinance,  building,  environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.



      "Requisite  Lenders"  shall mean Lenders  whose Pro Rata Shares,  in the aggregate,  are more than 50%, or after the  termination  of the  Commitments,

represent  more  than  50% of the  outstanding  Loans  and  Letter  of  Credit

Obligations.



                                         24
================================================================================





      "Responsible  Officer"  shall  mean,  as to  ATSC or the  Borrower,  the

President,  any  Executive  Vice  President,  any Senior Vice  President,  its

Treasurer or its Vice President-Controller.



      "Restricted  Payment" shall mean (a) any dividend or other distribution,

direct or indirect,  on account of any shares of any class of capital stock of

ATSC or the Borrower or any of its Subsidiaries now or hereafter  outstanding,

including the Common Stock,  except a distribution of stock as part of a stock split and  except a dividend  payable  solely in shares of that class of stock or in any  junior  class  of  stock  to the  holders  of that  class,  (b) any redemption,  retirement,  sinking fund or similar  payment,  purchase or other acquisition  for  value,  direct or  indirect,  of any  shares of any class of capital  stock  of  ATSC or the  Borrower  or any of its  Subsidiaries  now or

hereafter  outstanding,  (c)  any  payment  or  prepayment  of  principal  of,

premium, if any, or interest on, and any redemption,  purchase,  retirement or defeasance  of, or  sinking  fund or  similar  payment  with  respect  to, the

Convertible  Debentures  or any  consideration  paid  to any  Person  for  the purpose of any of the  foregoing,  and (d) any payment  made to retire,  or to obtain the surrender of, any outstanding warrants,  options or other rights to acquire  shares of any class of capital  stock of ATSC or the  Borrower or any of the Borrower's Subsidiaries now or hereafter outstanding.



      "Restricted  Subsidiary" shall mean any Subsidiary of the Borrower which is not an Unrestricted  Subsidiary.  Whether or not a Restricted Subsidiary is

a  "wholly-owned  Restricted  Subsidiary"  shall be determined  without taking into account any directors'  qualifying shares or similar nominal requirements under foreign laws.



      "Sales Tax Reserve"  shall mean, as of any  Calculation  Date, an amount equal to 5% of Eligible Accounts Receivable at such Calculation Date.



      "S&P" shall mean Standard and Poor's Ratings Services.



      "Securities" shall mean any stock,  shares,  voting trust  certificates,

bonds,  debentures,  notes or other  evidences  of  indebtedness,  secured  or

unsecured,   convertible,   subordinated  or  otherwise,  or  in  general  any

instruments  commonly known as "securities",  or any certificates of interest,

shares,  or  participations  in  temporary  or  interim  certificates  for the purchase or acquisition  of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.



      "Securities  Act" shall mean the  Securities  Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.



      "Securities  Exchange  Act" shall mean the  Securities  Exchange  Act of

1934, as amended to the date hereof and from time to time  hereafter,  and any successor statute.



      "Shareholders' Equity" shall mean, as at any date of determination,  the amount which would be set forth under  shareholders'  equity on a consolidated balance sheet of ATSC and its  Subsidiaries  in  accordance  with GAAP at such date of determination.



                                      25

================================================================================





      "Shrink  Reserve"  shall mean, as of any  Calculation  Date,  the shrink reserve for the most recent fiscal month  calculated  in  accordance  with the accounting practices of the Borrower and the Subsidiary Guarantors.



      "Standby  Letter of Credit" shall mean any Letter of Credit which is not a Commercial Letter of Credit.



      "Subsidiary"  shall mean, with respect to any Person,  any  corporation,

partnership,  trust or other  entity  of which a  majority  of the  stock  (or equivalent  ownership or controlling  interest) having voting power to elect a majority  of the  Board of  Directors  (if a  corporation)  or to  select  the trustee or equivalent  controlling interest is directly or indirectly owned or controlled  by such  Person or one or more of the other  Subsidiaries  of such

Person or any combination  thereof;  provided,  however,  that for purposes of this Agreement the charitable  foundation permitted to be established pursuant to Section  8.02(x)  shall not be deemed to be a Subsidiary of the Borrower or
   ---------------
ATSC.



      "Subsidiary   Guaranty  and   Collateral   Agreement"   shall  mean  the

Consolidated   Amended  and  Restated   Subsidiary   Guaranty  and  Collateral

Agreement dated as of the Effective Date  substantially in the form of, and on the  terms  set forth in,  Exhibit  4.01(a)(vi),  as the same may be  amended,
                           --------------------
supplemented or otherwise modified from time to time.



      "Subsidiary Guarantor" shall mean any Guarantor (other than ATSC).



      "Tangible  Net Worth" shall mean, as at any date of  determination,  the difference of Shareholders'  Equity less all intangible  assets,  as set forth on the most recent  consolidated  balance sheet of ATSC,  the Borrower and its

Restricted Subsidiaries in accordance with GAAP at such date of determination.



      "Taxes" shall have the meaning ascribed to such term in Section 2.08.
                                                              ------------


      "Termination  Date"  shall  mean the  earlier  to occur of (a) the Final

Maturity Date and (b) the date of termination of the  Commitments  pursuant to

Section 10.02(a).
----------------



      "Termination  Event" shall mean (i) a  Reportable  Event with respect to any Plan;  (ii) the  withdrawal of the Borrower or any ERISA  Affiliate from a

Benefit Plan during a plan year in which the Borrower or such ERISA  Affiliate was a "substantial  employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations  which results in the termination of employment of 20%

of Benefit Plan  participants  who are employees of the Borrower and its ERISA

Affiliates;  (iii) the  imposition  of an  obligation  on the  Borrower or any

ERISA  Affiliate  under  Section  4041 of ERISA to  provide  affected  parties

written   notice  of  intent  to  terminate  a  Benefit  Plan  in  a  distress termination  described in Section  4041(c) of ERISA;  (iv) the termination of,

or the  institution  under ERISA of proceedings  to terminate,  a Benefit Plan

(including the giving of written notice  thereof);  (v) any event or condition which  constitutes  grounds  under  Section 4042 of ERISA  (excluding  Section

4042(a)(4))  for the  termination  of,  or the  appointment  of a  trustee  to

administer,   any  Benefit  Plan  (including  the  giving  of  written  notice thereof);  (vi) the  partial or  complete  withdrawal  of the  Borrower or any



                                      26
================================================================================





ERISA   Affiliate  from  a   Multiemployer   Plan  or   notification   that  a

Multiemployer  Plan  is in  reorganization;  (vii)  any  "accumulated  funding deficiency"  (as  defined in Section  302 of  ERISA),  whether or not  waived,

shall  exist  with  respect  to any Plan;  (viii)  the  Borrower  or any ERISA

Affiliate  has incurred or is likely to incur a liability in  connection  with any nonexempt "prohibited  transaction" (as defined in Section 406 of ERISA or

Section  4975 of the Code)  involving  any Plan;  (ix) the  failure  to make a required  contribution to a Benefit Plan if such failure is sufficient to give rise to a lien under  Section 302 (f) of ERISA;  or (x) the  imposition of any liability  under  Title IV of  ERISA,  other  than PBGC  premiums  due but not delinquent  under  Section  4007 of  ERISA,  upon the  Borrower  or any  ERISA

Affiliate.



      "Trademark  Security  Agreement"  shall mean the  Amended  and  Restated

Trademark  Security  Agreement dated as of the Effective Date substantially in the form of, and on the terms set forth in, Exhibit 4.01(a)(iii),  as the same
                                            --------------------
may be amended, supplemented or otherwise modified from time to time.



      "UCC"  shall mean the  Uniform  Commercial  Code as from time to time in effect in the State of New York.



      "Unrestricted  Subsidiary" shall mean a Subsidiary of the Borrower which has  been  designated  as such by  resolution  duly  adopted  by the  board of directors of the Borrower,  which at the time of such designation does not own or hold any  Securities of ATSC,  the Borrower or any  Restricted  Subsidiary,

provided  (a) no  Subsidiary  of the  Borrower  shall  be  (or if  already  an

Unrestricted  Subsidiary  shall  immediately  cease  to  be)  an  Unrestricted

Subsidiary  if, at any  time,  ATSC,  the  Borrower  or any  other  Restricted

Subsidiary of the Borrower shall create,  incur, issue,  assume,  guarantee or in any other manner  whatsoever  be or become liable with respect to any Claim against or any  Contractual  Obligation or  Indebtedness  of, such  Subsidiary which is not permitted  under Article VIII and (b) ATSC,  the Borrower and its

Restricted  Subsidiaries  shall be  deemed to have  made an  Investment  in an

Unrestricted  Subsidiary at the time of designation  of such  Subsidiary as an

"Unrestricted   Subsidiary"  in  an  amount  equal  to  the  sum  of  (i)  any

Indebtedness  owed by such Subsidiary to ATSC, the Borrower and its Restricted

Subsidiaries at such time,  (ii) any  outstanding  Guarantees or Liens created by ATSC, the Borrower and its Restricted  Subsidiaries  in favor of or for the benefit of such  Subsidiary  and (iii) the total assets of such  Subsidiary at such time as determined on a consolidated basis in accordance with GAAP.



      1.03. Computation   of  Time  Periods.   In  this   Agreement,   in  the
            -------------------------------
computation  of periods  of time from a  specified  date to a later  specified date,  the word  "from"  means  "from and  including"  and the words  "to" and

"until"  each mean "to but  excluding".  Periods of days  referred  to in this

Agreement  shall  be  counted  in  calendar  days  unless  Business  Days  are expressly prescribed.



      1.04. Accounting  Terms. For purposes of this Agreement,  all accounting
            -----------------
terms not otherwise  defined  herein shall have the meanings  assigned to them in conformity with GAAP.



      1.05. Other   Definitional   Provisions.   References   to   "Articles",
            ---------------------------------
"Sections",  "subsections",  "Schedules",  "Exhibits" and "the preamble" shall be to Articles, Sections,  subsections,  Schedules, Exhibits and the preamble,



                                      27
================================================================================





respectively,  of this Agreement unless otherwise  specifically  provided. The words  "include"  and  "including"  when used  herein are not  intended  to be exclusive and mean  "include,  without  limitation"  and  "including,  without limitation."



                                    28
================================================================================




                                  ARTICLE II

                          AMOUNTS AND TERMS OF LOANS
                          --------------------------

      2.01. THE REVOLVING CREDIT FACILITY.
            ------------------------------------


      (a)   Availability.  (i) Subject to the terms and  conditions  set forth
            ------------
in this  Agreement,  each Lender hereby  severally  and not jointly  agrees to make to the  Borrower  from time to time during the period from the  Effective

Date to the Termination  Date,  revolving loans (each  individually,  a "Loan"

and,  collectively,  the  "Loans"),  in an amount  which,  together  with such

Lender's  Pro Rata Share of the  outstanding  Letters  of Credit  Obligations,

shall not exceed, in the aggregate at any time outstanding,  the lesser of (A)

such  Lender's  Commitment  and  (B)  such  Lender's  Pro  Rata  Share  of the

Borrowing  Base Amount then in effect;  provided that the aggregate  principal amount of all Loans  outstanding  at any one time  shall not  exceed  the then

Maximum Loan Amount.



            (ii)  All Loans under this Agreement  shall be made by the Lenders simultaneously and  proportionately to their respective Pro Rata Shares,

      it being  understood that no Lender shall be responsible for any failure by any other Lender to perform its  obligation to make a Loan  hereunder and  that  the  Commitment  of any  Lender  shall  not be  increased  or decreased  without the prior written  consent of such Lender as a result of the failure by any other Lender to perform its  obligation  to make a

      Loan.   The   failure   of  any   Lender  to  make   available   to  the

      Administrative  Agent any Borrowing of the Commitments shall not relieve any other Lender of its  obligation  hereunder to make  available to the

      Administrative   Agent  such  other  Lender's  Pro  Rata  Share  of  any

      Borrowing  of the  Commitments  on the date  such  funds  are to be made available pursuant to the terms of this Agreement.



            (iii) Loans may be prepaid  pursuant to Section 2.04, and, subject
                                                    ------------
      to the  provisions  of this  Agreement,  any  amounts so prepaid  may be reborrowed,  up to the amount  available  under this Section  2.01(a) at
                                                           ----------------
      the  time  of  such  Borrowing,   until  the  Business  Day  immediately

      preceding  the Final  Maturity  Date.  Each  Lender's  Commitment  shall expire,  and each Loan then  outstanding  shall  mature and be repaid by the Borrower,  without further action on the part of the Lenders, on the

      Final Maturity Date.



            (iv)  Loans made on any  Funding  Date  shall be in the  aggregate minimum amount of $1,000,000 and in integral  multiples of $1,000,000 in excess thereof.



            (v)   Each calendar  year,  the Borrower shall effect a prepayment of the outstanding  Loans (such amount, a "Cleandown") so as to cause no

      Loans to be outstanding  for a period of 30 consecutive  days (each such period,  a  "Cleandown  Period").  Within  15 days  after the end of any

      Cleandown  Period,  the Borrower shall notify the  Administrative  Agent that a Cleandown Period has occurred and the Administrative  Agent shall notify the Lenders.



                                          29
================================================================================





      (b)   Notice of  Borrowing.  Whenever  the  Borrower  desires  to borrow
            --------------------
under this Section  2.01,  the Borrower  shall  deliver to the  Administrative
           -------------
Agent a Notice of  Borrowing  (i) no later than 11:00 a.m.  (New York time) on the proposed  Funding Date, in the case of a Borrowing of Base Rate Loans, and

(ii) not later than 11:00 a.m.  (New York time) at least three  Business  Days in  advance  of the  proposed  Funding  Date,  in the case of a  Borrowing  of

Eurodollar  Rate Loans.  The Notice of Borrowing shall specify (A) the Funding

Date  (which  shall  be a  Business  Day),  (B)  the  amount  of the  proposed

Borrowing,  (C) whether the proposed  Borrowing  will be of Base Rate Loans or

Eurodollar  Rate Loans,  and (D) in the case of  Eurodollar  Rate  Loans,  the requested  Interest Period. In lieu of delivering the  above-described  Notice of  Borrowing  and only with the  consent of the  Administrative  Agent in its sole discretion at such time, the Borrower may give the  Administrative  Agent telephonic  notice of any proposed  Borrowing by the time required  under this

Section  2.01(b);  provided  that,  in the event the  Administrative  Agent so
----------------
consents,  such  notice  shall be  confirmed  immediately  by  delivery to the

Administrative  Agent of a Notice of  Borrowing  by  facsimile.  Any Notice of

Borrowing (or  telephonic  notice in lieu  thereof)  pursuant to this Section
                                                                      -------
2.01(b) shall be irrevocable.
-------


      (c)   Making of Loans.  Promptly  after receipt of a Notice of Borrowing
            ---------------
under  Section   2.01(b)  (or  telephonic   notice  in  lieu  thereof  if  the
       -----------------
Administrative   Agent  consents  to  such  telephonic   notice,   immediately

confirmed by facsimile),  the Administrative Agent shall notify each Lender by

facsimile  or  other  similar  form  of  teletransmission,   of  the  proposed

Borrowing.  Each  Lender  shall make the amount of its Loan  available  to the

Administrative  Agent at the Administrative  Agent's Payment Office in Dollars

and in  immediately  available  funds,  not later than (i) 1:00 p.m. (New York time) on the Funding  Date,  in the case of a Borrowing of Base Rate Loans and

(ii)  11:00  a.m.  (New  York  time)  on the  Funding  Date,  in the case of a

Borrowing of Eurodollar Rate Loans. After the  Administrative  Agent's receipt of the  proceeds  of such  Loans,  the  Administrative  Agent  shall  make the proceeds  of such Loans  available  to the  Borrower on such  Funding  Date in

Dollars  and in  immediately  available  funds to an account of the  Borrower,

designated in writing by the Borrower.



      (d)   Loan  Accounts;  Notes.  The Loans  made by each  Lender  shall be
            ----------------------
evidenced by one or more loan accounts maintained by the Administrative  Agent and such Lender in the ordinary  course of business  (each a "Loan  Account").

The Loan Accounts or records maintained by the  Administrative  Agent and each

Lender shall be conclusive  absent  manifest  error of the amount of the Loans made by the Lenders to the Borrower  and the  interest  and payments  thereon.

Any  failure so to record or any error in doing so shall not,  however,  limit or  otherwise  affect the  obligation  of the  Borrower  hereunder  to pay any amount owing with respect to the Loans.  In case of a discrepancy  between the entries in the  Administrative  Agent's  books and any  Lender's  books,  such

Lender's  books shall  constitute  prima facie evidence of the accuracy of the information so recorded.  Notwithstanding  the foregoing,  the Borrower agrees that,  upon  request to the  Administrative  Agent by any Lender,  in order to evidence  such Lender's  Loans,  the Borrower will execute and deliver to such

Lender a promissory note  substantially  in the form of Exhibit 2.01(d) (each,
                                                        ---------------
as amended, supplemented,  replaced or otherwise modified from time to time, a

"Note"),  with appropriate  insertions therein as to payee, date and principal amount.  Each Note shall (i) be dated the Effective  Date,  (ii) be payable as provided in Section 2.01(g) and  (iii) provide  for the payment of interest in
            ---------------
accordance with Section 2.02.
                -------------


                                        30
================================================================================






      (e)   Termination or Reduction of  Commitments.  The Borrower shall have
            -----------------------------------------
the  right,  at  any  time  and  from  time  to  time,  (a) to  terminate  the

Commitments  in whole,  without  premium or penalty,  if no Loans or Letter of

Credit  Obligations  are then  outstanding,  or (b) to  permanently  reduce in part,  without  premium or penalty,  the Commitments by an amount of up to (i)

the then maximum amount of the Commitments,  less (ii) the aggregate principal amount of Loans and Letter of Credit  Obligations then  outstanding,  provided that the Borrower shall pay any funding losses,  breakfunding fees and related expenses  in  connection  with any  prepayment  made in respect  thereof.  The

Borrower  shall  give not less than three  Business  Days'  prior  irrevocable notice  thereof (not later than 11:00 a.m. (New York time) on such day) to the

Administrative  Agent  designating the date (which shall be a Business Day) of such  termination  or  reduction  and the  amount  of any  partial  reduction.

Promptly  after  receipt of a notice of such  termination  or  reduction,  the

Administrative  Agent shall notify each Lender of the proposed  termination or reduction.  Such termination or partial  reduction of the Commitments shall be effective on the date specified in the Borrower's  notice and shall reduce the

Commitment  of each Lender  proportionately  in  accordance  with its Pro Rata

Share.  Any  such  partial  reduction  of  the  Commitments  shall  be  in  an aggregate  minimum amount of $2,000,000  and integral  multiples of $1,000,000 in excess of that amount.



      (f)   Repayment  of Loans.  The Borrower  hereby  promises to pay on the
            -------------------
Final Maturity Date the then outstanding principal amount of Loans.



      2.02. Interest on the Loans.
            ---------------------


      (a)   Rate of  Interest.  The  Borrower  promises to pay interest on the
            -----------------
unpaid  principal amount of all Loans from the date made until paid in full at a fluctuating  rate determined from time to time by reference to the Base Rate or the  Eurodollar  Rate.  The applicable  basis for  determining  the rate of interest  shall be selected by the  Borrower at the time a Notice of Borrowing is given by the Borrower  pursuant to Section  2.01(b) or at the time a Notice
                                      ----------------
of  Conversion/Continuation  is delivered by the Borrower pursuant to Section
                                                                      --------
2.02(c);  provided that the Borrower may not select the Eurodollar Rate as the
-------
applicable  basis for  determining  the rate of  interest  on a Loan if at the time of such  selection an Event of Default has  occurred  and is  continuing.

If on any day a Loan is outstanding  with respect to which notice has not been delivered to the  Administrative  Agent in  accordance  with the terms of this

Agreement specifying the basis for determining the rate of interest,  then for each  such day such Loan  shall be a Base Rate  Loan.  The  Loans  shall  bear interest, subject to Section 2.02(d), as follows:
                     ---------------


      Loans shall bear interest  from the Effective  Date until May 5, 2001 at a rate per annum for each day  which is,  (A) in the case of Base Rate  Loans,

equal to the Base  Rate  plus  0.75%  and (B) in the case of  Eurodollar  Rate

Loans,  equal to the Eurodollar  Rate  determined for the applicable  Interest

Period plus 1.75%; thereafter, Loans shall bear interest as follows:



      (1) in the case of Base  Rate  Loans,  then at a rate per annum for each day equal to the sum of (x) the Base  Rate as in  effect  from time to time as interest  accrues and (y) the  applicable  margin set forth below opposite the

Pricing Ratio in effect on such day:



                                      31

================================================================================





                  Pricing Ratio                       Applicable Margin

                  Level I Status                            0.25%
                  Level II Status                           0.50%
                  Level III Status                          0.75%
                  Level IV Status                           1.00%


      (2) in the case of Eurodollar  Rate Loans,  then at a rate per annum for each  day  equal  to the sum of (x) the  Eurodollar  Rate  determined  for the applicable  Interest  Period and (y) the  applicable  margin  set forth  below opposite the Pricing Ratio in effect on such day:



                  Pricing Ratio                       Applicable Margin

                  Level I Status                            1.25%
                  Level II Status                           1.50%
                  Level III Status                          1.75%
                  Level IV Status                           2.00%



      (b)   Interest  Payments.  Subject  to  Section  2.02(d),  (i)  interest
            ------------------                ----------------
accrued  on each  Base  Rate  Loan  shall be  payable  in  arrears  (A) on the fifteenth day of each January,  April,  July and October,  for the three-month period  ending on such date,  commencing  on the first such day  following the making  of such  Base  Rate  Loan,  and (B) at the  Termination  Date and (ii)

interest  accrued on each  Eurodollar Rate Loan shall be payable in arrears on the earlier of (A) each Interest  Payment Date  applicable to such  Eurodollar

Rate Loan,  (B) upon the  prepayment  thereof on the amount prepaid and (C) at the Termination Date.



      (c)   Conversion  or  Continuation.  (i)  Subject to the  provisions  of
            -----------------------------
Sections 2.06 and 2.07,  the Borrower  shall have the option (A) to convert at
--------------    ----
any time all or any part of outstanding  Loans which comprise part of the same

Borrowing  and  which,  in the  aggregate,  equal  $1,000,000  or an  integral multiple  of  $1,000,000  in excess  of such  amount  from Base Rate  Loans to

Eurodollar Rate Loans; or (B) to convert all or any part of outstanding  Loans which,  in  the  aggregate,  equal  $1,000,000  or  an  integral  multiple  of

$1,000,000  in excess of that amount from  Eurodollar  Rate Loans to Base Rate

Loans  on the  expiration  date of any  Interest  Period  applicable  thereto,

provided the remaining  amount of Eurodollar Rate Loans with the same Interest

Period shall not be less than  $1,000,000;  or (C) upon the  expiration of any

Interest  Period  applicable  to a Borrowing  of  Eurodollar  Rate  Loans,  to continue all or any portion of such Loans equal to  $1,000,000  or an integral multiple of $1,000,000 in excess of such amount as Eurodollar Rate Loans,  and the succeeding  Interest  Period of such continued Loans shall commence on the expiration date of the Interest Period  applicable  thereto;  provided that no outstanding  Loan may be continued as, or be converted into, a Eurodollar Rate

Loan when any Event of Default has occurred and is continuing.



      (ii) In the event the  Borrower  shall  elect to convert  or  continue a

Loan under this Section  2.02(c),  the Borrower  shall deliver an  irrevocable
                ----------------
Notice of  Conversion/Continuation  to the Administrative  Agent no later than

11:00 a.m.  (New York  time) at least  three  Business  Days in advance of the proposed  conversion  date or date of  continuation  in the case of Eurodollar



                                         32
================================================================================





Rate  Loans and on the  conversion  or  continuation  date in the case of Base

Rate  Loans.  A  Notice  of  Conversion/Continuation  shall  specify  (w)  the proposed  conversion/continuation  date (which shall be a Business  Day),  (x)

the  amount  of the  Loan to be  converted/continued,  (y) the  nature  of the proposed  conversion/continuation,  and (z) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested  Interest Period.  In lieu of delivering the above-described Notice of Conversion/Continuation,  the

Borrower may give the  Administrative  Agent telephonic notice of any proposed conversion/continuation  by the time  required  under  this  Section  2.02(c);
                                                             ----------------
provided  that such notice shall be confirmed  immediately  by delivery to the

Administrative Agent by facsimile of a Notice of  Conversion/Continuation.  No failure of the Borrower to confirm any  telephonic  notice by facsimile  shall impair or in any way limit the  Borrower's  obligations  with  respect to such

Loans.  Promptly  after receipt of a Notice of  Conversion/Continuation  under this  Section  2.02(c)  (or  telephonic  notice  in lieu  thereof  immediately
      ---------------
confirmed by facsimile),  the Administrative Agent shall notify each Lender of the proposed conversion/continuation.



      (iii)  Any  Notice  of  Conversion/Continuation  for  conversion  to, or continuation  of, a Loan  (or  telephonic  notice  in lieu  thereof)  shall be irrevocable  and the  Borrower  shall be  bound  to  convert  or  continue  in accordance therewith.



      (d)   Default   Interest.   Notwithstanding   the   rates  of   interest
            ------------------
specified  in Section  2.02(a) and the  payment  dates  specified  in Section
              ---------------                                         -------
2.02(b),  effective immediately upon the occurrence of any Event of Default of
-------
the type  specified  in Section  10.01(a)  or upon  acceleration  of  maturity
                        ----------------
pursuant to Section  10.02(a) and for so long  thereafter as any such Event of
            -----------------
Default or  acceleration  shall be  continuing,  the principal  balance of all

Loans  and  Reimbursement  Obligations  then due and  payable  (including  all amounts  due and  payable  pursuant  to  Section  10.02(a))  and any  interest
                                         -----------------
payments  on the Loans not paid when due,  shall bear  interest  payable  upon demand  at a rate  which is 2% per  annum in  excess  of the rate of  interest otherwise payable under this Agreement.



      (e)   Computation of Interest.  Interest on Base Rate Loans,  Eurodollar
            -----------------------
Rate Loans and  Reimbursement  Obligations  shall be  computed on the basis of the actual number of days elapsed in the period during which interest  accrues and a year of 360 days (except that a year of 365 or 366 days, as  applicable,

shall  be  used  if the  Base  Rate  is  derived  from  the  Prime  Rate),  as applicable.  In computing  interest on any Loan, the date of the making of the

Loan or the  first day of an  Interest  Period,  as the case may be,  shall be included  and the  date  of  payment  or the  expiration  date of an  Interest

Period,  as the case may be,  shall be  excluded;  provided  that if a Loan is repaid on the same day on which it is made,  one day's  interest shall be paid on that Loan.



      (f)   Changes;  Legal  Restrictions.  In the event  that  after the date
            -----------------------------
hereof  (a)  the  adoption  of  or  any  change  in  any  law,  treaty,  rule,

regulation,  guideline or  determination  of a  Governmental  Authority or any change  in  the  interpretation  or  application  thereof  by  a  Governmental

Authority,  or (b)  compliance  by any Lender  with any  request or  directive

(whether  or not  having the force of law and  whether  or not the  failure to

comply   therewith   would  be  unlawful)  from  any  central  bank  or  other

Governmental    Authority   or    quasi-governmental    authority   exercising

jurisdiction,   power  or  control  over  banks  or   financial   institutions




                                      33
================================================================================





generally,  does impose, modify, or hold applicable, in the determination of a

Lender,  any  reserve,  special  deposit,  compulsory  loan,  FDIC  insurance,

capital allocation or similar  requirement against assets held by, or deposits or other  liabilities  (including those pertaining to Letters of Credit) in or for the account of,  advances or loans by,  Commitments  made, or other credit extended by, or any other  acquisition of funds by, a Lender or any Applicable

Lending Office of such Lender (except (a) with respect to Base Rate Loans,  so long as the Base Rate in effect at the time is determined  under clause (a) in the  definition  of "Base Rate",  (b) with respect to Base Rate Loans,  to the extent that the reserve and FDIC insurance  requirements  are reflected in the definition  of "Base Rate" and (c) with respect to Eurodollar  Rate Loans,  to the extent that the reserve  requirements  are reflected in the  definition of

"Eurodollar  Rate"), and the result of any of the foregoing is to increase the cost to such  Lender  of  making,  renewing  or  maintaining  the Loans or its

Commitment  to the Borrower or issuing to the Borrower any Letter of Credit or to reduce any amount  receivable  hereunder or  thereunder;  then, in any such case,  the Borrower  shall upon written  notice from and demand by that Lender pay to such  Lender,  within 15 Business  Days of the date  specified  in such notice and demand, such amount or amounts (based upon a reasonable  allocation thereof by such  Lender to the  financing  transactions  contemplated  by this

Agreement  and  affected  by this  Section  2.02(f))  as may be  necessary  to
                                   ----------------
compensate  that  Lender  for any such  additional  cost  incurred  or reduced amount  received.  Such  Lender  shall  deliver  to  the  Borrower  a  written statement of the costs or reductions  claimed and the basis therefor,  and the allocation made by such Lender of such costs and  reductions,  which statement shall,  in  the  absence  of  manifest  error,  be  conclusive.  If  a  Lender subsequently  recovers from another Person any amount  previously  paid by the

Borrower pursuant to this Section 2.02(f),  such Lender shall,  within 30 days
                          ---------------
after receipt of such refund and to the extent  permitted by  applicable  law,

pay to the Borrower, without interest, the amount of any such recovery.



      2.03. Fees.
            ----


      (a)   Fees  to  Bank  of  America.  The  Borrower  shall  pay to Bank of
            ---------------------------
America,  for its own account and/or for the account of the Arranger,  fees in the  amounts  set forth in the Fee  Letter,  payable  on the  Effective  Date.

Except  as  contemplated  by the Fee  Letter,  no  Person  other  than Bank of

America and the Arranger shall have any interest in such fees.



      (b)   Commitment    Fee.   (i)   The   Borrower   shall   pay   to   the
            -----------------
Administrative  Agent,  for the account of each  Lender,  in  accordance  with their Pro Rata Shares,  a commitment fee accruing from and after the Effective

Date to the Termination  Date,  calculated on the basis of a year of 360 days,

upon the  difference  between (A) the  Commitments in effect from time to time and (B) the Loans and Letter of Credit  Obligations  outstanding  from time to time. All such  commitment  fees payable under this paragraph shall be payable in arrears on the fifteenth day of each January,  April,  July and October for the  three-month  period  ending on such date,  beginning  after the Effective

Date and in addition on the Termination Date.



      (ii)  Commitment  fees shall accrue from the Effective Date until May 5,

2001 at the rate of  0.425%  per  annum;  thereafter,  commitment  fees  shall accrue for each day at a rate per annum equal to the  percentage per annum set forth below opposite the Pricing Ratio in effect on such day:



                                        34
================================================================================






                     Pricing Ratio        Commitment Fee

                     Level I Status           0.300%
                     Level II Status          0.375%
                     Level III Status         0.425%
                     Level IV Status          0.500%



      (c)   Agency Fee. The Borrower  shall pay to the  Administrative  Agent,
            ----------
solely for its own account,  the agency fee set forth in the Fee Letter in the amount per annum  agreed  between the  Administrative  Agent and the  Borrower payable in advance on the Effective Date and each one-year  anniversary of the

Effective Date. No Person other than the  Administrative  Agent shall have any interest in such fee.



      (d)   Letter   of  Credit   Fees.   The   Borrower   shall  pay  to  the
            --------------------------
Administrative  Agent,  for the  account of the  Lenders,  or to the  relevant

Issuing Bank, as applicable,  a fee for each Letter of Credit issued on behalf of the  Borrower  (the  "Letter of Credit  Fee"),  determined  as set forth in

Section 3.08(a) and (b).
----------------------


      (e)   Payment  of  Fees.   The  fees  described  in  this  Section  2.03
            -----------------                                    -------------
represent  compensation for services  rendered and to be rendered separate and apart  from the  lending  of  money  or the  provision  of  credit  and do not constitute  compensation  for the use,  detention or forbearance of money, and the  obligation of the Borrower to pay each fee  described  herein shall be in addition  to,  and not in lieu  of,  the  obligation  of the  Borrower  to pay interest,  other fees and  expenses  otherwise  described  in this  Agreement.

Fees and expenses  shall be payable when due in immediately  available  funds.

All  fees  and  expenses  shall  be  nonrefundable  when  paid.  All  fees and expenses  specified or referred to in this Agreement due to the Administrative

Agent,  the Issuing  Banks or a Lender,  including  those  referred to in this

Section 2.03 and in Section 12.03,  shall constitute  Obligations and shall be
------------        -------------
secured by all the  Collateral.  All fees described in this Section 2.03 which
                                                            ------------
are  expressed as a per annum charge shall be  calculated  on the basis of the actual number of days elapsed in a 360-day year.



      2.04. Voluntary  and  Mandatory  Prepayments.  (a) The Borrower may, (i)
            --------------------------------------
upon written or  telephonic  irrevocable  notice for any Base Rate Loan on the proposed  prepayment  date, or upon not less than three  Business  Day's prior written or telephonic  notice for any  Eurodollar  Rate Loan (in each case not later than 11:00 a.m.  (New York time) on the date such notice is given),  and

if  made  by   telephone,   confirmed   immediately   by   facsimile   to  the

Administrative  Agent (which notice the  Administrative  Agent shall  promptly transmit by facsimile or telephone to each Lender),  at any time and from time to time, prepay any Loan in whole or in part,  without premium or penalty,  in

an  aggregate  minimum  amount  of  $1,000,000,   and  integral  multiples  of

$1,000,000  in excess of such  amounts;  provided that the Borrower may prepay such  Loans in full  without  regard to such  minimum  amount;  and  provided,

further,  that if the  Borrower  prepays  any  Eurodollar  Rate Loan on a date other than the expiration date of the Interest Period applicable thereto,  the

Borrower  shall pay to the  Administrative  Agent  the  amounts  described  in

Section 2.07(d).  Any notice of prepayment given to the  Administrative  Agent
---------------


                                      35
================================================================================




under this  Section  2.04(a)  shall  specify  the date of  prepayment  and the
            ----------------
aggregate  principal  amount of the prepayment.  If a notice of prepayment has been delivered as provided  herein,  such notice shall be irrevocable  and the principal  amount of the Loans  specified  in such notice shall become due and payable on the prepayment date specified in such notice.



      (b)   If at any time the sum of (i) the  aggregate  principal  amount of

Loans  outstanding at such time plus (ii) the Letter of Credit  Obligations at such time exceed the Borrowing Base Amount at such time,  the Borrower  shall,

without notice or demand,  immediately  repay Loans in an aggregate  principal amount  equal to the  lesser  of (x) the  amount  of such  excess  and (y) the aggregate  principal  amount  of  Loans  then  outstanding,  in  the  case  of

Eurodollar  Rate Loans,  together  with  interest  accrued to the date of such payment or  prepayment  on the  principal  so prepaid and any amounts  payable under  Section  2.07(d)  in  connection  therewith.  In the case of Base  Rate
       ---------------
Loans,  interest  shall be payable at the next  Interest  Payment Date. To the extent that after giving effect to any  prepayment  of Loans  required by this

Section  2.04(b),  the sum of (i) the  aggregate  principal  amount  of  Loans
----------------
outstanding  at such time plus (ii) the Letter of Credit  Obligations  at such time  exceed the  Borrowing  Base  Amount at such time,  the  Borrower  shall,

without notice or demand,  immediately  deposit in a Cash  Collateral  Account upon  terms  reasonably  satisfactory  to the  Administrative  Agent an amount equal to the lesser of (i) the Letter of Credit  Obligations  at such time and

(ii) the amount of such  remaining  excess.  The  Administrative  Agent  shall apply  any  cash  deposited  in the Cash  Collateral  Account  (to the  extent thereof) to pay any  Reimbursement  Obligations  which become due  thereafter,

provided  that the  Administrative  Agent shall  release to the Borrower  from time to time such  portion of the  amount on  deposit  in the Cash  Collateral

Account  which is equal to the amount by which the sum of (A)  Borrowing  Base

Amount at such time plus (B) the  amount  on  deposit  in the Cash  Collateral

Account at such time exceeds the sum of (i) the aggregate  principal amount of

Loans  outstanding at such time plus (ii) the Letter of Credit  Obligations at such time.  "Cash  Collateral  Account"  means an account  established  by the

Borrower  with the  Administrative  Agent and over  which  the  Administrative

Agent  shall have  exclusive  dominion  and  control,  including  the right of withdrawal  for  application  in  accordance  with this Section  2.04(b).  The
                                                        ---------------
Borrower  shall also  prepay the Loans to the extent  required  to comply with

Section 2.01(a)(v).
-----------------


      2.05. Payments.
            --------


      (a)   Manner  and  Time of  Payment.  (i)  All  payments  of  principal,
            -----------------------------
interest,  Reimbursement  Obligations  and fees  hereunder  or any  Letter  of

Credit payable to the Lenders shall be made without condition,  reservation of right or deduction for any  counterclaim,  defense,  recoupment or setoff,  in

Dollars and in immediately  available funds,  delivered to the  Administrative

Agent at the  Administrative  Agent's  Payment Office not later than 1:00 p.m.

(New York  time) on the date due;  and funds  received  by the  Administrative

Agent after that time and date shall be deemed to have been paid and  received by the  Administrative  Agent on the next  succeeding  Business Day.  Payments actually received by the  Administrative  Agent for the account of the Lenders shall be paid to them  promptly  in like funds  after  receipt  thereof by the

Administrative Agent.



      (ii)  Unless the  Administrative  Agent shall have received  notice from the  Borrower  prior to the date on which any  payment  is due to the  Lenders hereunder  that  the  Borrower  will  not  make  such  payment  in  full,  the



                                      36
================================================================================





Administrative  Agent may assume that the  Borrower  has made such  payment in full to the Administrative  Agent on such date, and the  Administrative  Agent may, in reliance upon such assumption,  cause to be distributed to each Lender on such due date an amount  equal to the amount then due such  Lender.  If and to the extent the Borrower  shall not have so made such payment in full to the

Administrative  Agent,  each Lender  shall repay to the  Administrative  Agent forthwith on demand the excess of the amount  distributed  to such Lender over the amount,  if any,  paid by the  Borrower  for the  account of such  Lender,

together  with interest  thereon at the Federal Funds Rate,  for each day from the date such amount is  distributed to such Lender until the date such Lender repays such amount to the Administrative  Agent;  provided,  however,  that if any Lender shall fail to repay such amount  within three  Business  Days after demand  therefor,  such Lender shall,  from and after such third  Business Day until payment is made to the  Administrative  Agent, pay interest thereon at a rate per annum equal to the Base Rate.



A notice of the Administrative  Agent to any Lender with respect to any amount owing under this subsection (a) shall be conclusive, absent manifest error.



      (b)   Apportionment  of  Payments.  So long as there  does not  exist an
            ---------------------------
Event of  Default,  all  payments  of  principal  and  interest  in respect of outstanding  Loans,  all payments of fees  constituting  Obligations,  and all payments in respect of any other  Obligations shall be allocated among such of the Lenders as are entitled  thereto,  in proportion to their  respective  Pro

Rata Shares or otherwise as provided  herein.  After the occurrence and during

the   continuance   of  an  Event  of  Default,   and  after   notice  by  the

Administrative  Agent to the Borrower that  payments and proceeds  shall be so applied,  all payments  remitted to the  Administrative  Agent and all amounts and  proceeds  of  Collateral  received by the  Administrative  Agent shall be applied,  subject to the  provisions  of this  Agreement,  (i)  first,  to pay

Obligations  in  respect  of  any  fees  or   indemnities   then  due  to  the

Administrative  Agent, the Issuing Banks and the Lenders;  (ii) second, to pay

Obligations  in  respect  of expense  reimbursements  then due under  Section
                                                                      -------
12.03;  (iii)  third,  to pay or  prepay  principal  of  and  interest  on any
-----
outstanding  Reimbursement Obligations and Loans, and to pay (or to the extent such Obligations are contingent,  prepay or provide cash collateral in respect

of) Letter of Credit  Obligations;  provided that if sufficient  funds are not available  to fund all  payments to be made to the holders of the  Obligations described in this clause (iii),  the available funds shall be allocated to the payment of such  Obligations  ratably,  based on the  proportion  of each such

holder's   interest  in  the  aggregate   outstanding   Loans,   Reimbursement

Obligations and other Letter of Credit  Obligations (in each instance  whether or not due); and provided,  further, that matured and, to the extent permitted by law,  unmatured  interest-bearing  Obligations shall, in any event, be paid prior to prepayment or provision of cash  collateral for contingent  Letter of

Credit  Obligations;  (iv)  fourth,  to  the  ratable  payment  of  all  other

Obligations  then due and payable for expense  reimbursements;  (v) fifth,  to pay  Obligations  then  due  and  payable  in  respect  of the  Interest  Rate

Contracts,  if any;  and (vi)  sixth,  to the  ratable  payment  of all  other

Obligations due to any and all holders of Obligations.



      The  Administrative  Agent shall  promptly  distribute to each Lender at its primary  address set forth in Schedule  1.01(a),  or at such other address
                                  -----------------
as a Lender  may  request in  writing,  such  funds as it may be  entitled  to receive  or as may be  shown  due to it in  the  Administrative  Agent's  Loan

Account,  provided  that the  Administrative  Agent  shall in any event not be bound to inquire  into or  determine  the  validity,  scope or priority of any



                                        37
================================================================================





interest or entitlement  of any Lender or any other holder of Obligations  and may suspend all payments or seek appropriate  relief  (including  instructions from the Requisite  Lenders or an action in the nature of interpleader) in the event  of any  doubt  or  dispute  as to  any  apportionment  or  distribution contemplated  hereby.  The order of  priority  herein  is set forth  solely to determine  the rights and  priorities of the holders of  Obligations  as among themselves  and may at any time or from time to time be changed by the Lenders as they may elect,  in writing in  accordance  with Section 12.08 (except that
                                                    -------------
no amendment  shall  require  prepayment or provision of cash  collateral  for contingent  Letter of Credit  Obligations  unless (as provided in clause (iii)

of  Section   2.05(b))   matured   and  certain   interest-bearing   unmatured
    -----------------
Obligations  shall have been paid),  without necessity of notice to or consent of or approval by the Borrower or any other Person.



      (c)   Payments on  Non-Business  Days.  Whenever  any payment to be made
            -------------------------------
by the  Borrower  hereunder  shall be stated to be due on a day which is not a

Business Day,  payments shall be made on the next succeeding  Business Day and such extension of time shall be included in the  computation of the payment of interest  hereunder  and of any of the fees  specified in Section 2.03, as the
                                                          ------------
case may be.



      (d)   Payments  by  Lenders  to the  Administrative  Agent.  Unless  the
            ----------------------------------------------------
Administrative  Agent  shall have been  notified  by any  Lender  prior to any

Funding  Date that  such  Lender  does not  intend  to make  available  to the

Administrative  Agent such  Lender's Loan on such Funding Date (except that in the case of Base Rate  Loans,  the  Administrative  Agent  shall  have been so notified  no later than 1:00 p.m.  (New York time) on the Funding  Date),  the

Administrative  Agent  may  assume  that  such  Lender  has made  such  amount

available  to  the   Administrative   Agent  on  such  Funding  Date  and  the

Administrative  Agent in its sole  discretion  may, but shall not be obligated to, make  available  to the  Borrower a  corresponding  amount on such Funding

Date.  If such  corresponding  amount  is not in fact  made  available  to the

Administrative  Agent  by such  Lender  on or prior to a  Funding  Date,  such

Lender  agrees  to pay and the  Borrower  agrees  to  repay  severally  to the

Administrative  Agent forthwith on demand such  corresponding  amount together with  interest  thereon,  for  each day from  the  date  such  amount  is made available to the Borrower  until the date such amount is paid or repaid to the

Administrative  Agent,  at (A) in the case of such Lender,  the Federal  Funds

Rate for the first three  Business Days and  thereafter at the Base Rate,  and

(B) in the case of the Borrower,  the interest rate  applicable at the time to a  Borrowing  of Base Rate Loans made on such  Funding  Date.  If such  Lender shall pay to the Administrative  Agent such corresponding  amount, such amount so paid shall  constitute  such Lender's Loan, and if both such Lender and the

Borrower shall have paid and repaid, respectively,  such corresponding amount,

the  Administrative  Agent  shall  promptly  pay  over  to the  Borrower  such corresponding  amount  in same  day  funds,  but  the  Borrower  shall  remain obligated for all interest  thereon.  Nothing in this Section 2.05(d) shall be
                                                      ---------------
deemed to relieve any Lender of its  obligation  hereunder to make its Loan on any Funding  Date.  Notwithstanding  any  provision  of this  Agreement to the contrary,  the  Administrative  Agent may apply  all  funds  and  proceeds  of

Collateral  available  for the payment of any  Obligations  first to repay any amount  owing by any  Lender to the  Administrative  Agent as a result of such

Lender's failure to fund its Loan as required hereunder.



      2.06. Interest  Periods.  By giving  notice  as set  forth in  Sections
                                                                     --------
2.01(b) or 2.02(c)(ii) with respect to a Eurodollar  Borrowing of,  conversion
-------    -----------
into or  continuation  of Eurodollar  Rate Loans,  the Borrower shall have the




                                      38
================================================================================






option,  subject to the other  provisions  of this  Section  2.06 and Section
                                                    -------------     -------
2.07,  to specify an interest  period (each an "Interest  Period") to apply to
----
the Borrowing described in such notice,  which Interest Period shall be either a 1-, 2-, 3-, or 6-month period.  The  determination of Interest Periods shall be subject to the following provisions:



      (a)   In the  case of  immediately  successive  Interest  Periods,  each successive  Interest  Period  shall  commence  on the day on  which  the  next preceding Interest Period expires;



      (b)   If any Interest  Period would  otherwise  expire on a day which is not a Business  Day,  the  Interest  Period shall be extended to expire on the next succeeding  Business Day; provided that if any such Interest Period would otherwise  expire on a day which is not a Business Day and no further Business

Day  occurs  in  that  month,   that  Interest  Period  shall  expire  on  the

immediately preceding Business Day;



      (c)   The  Borrower  may not  select an  Interest  Period in  respect of

Loans which terminates later than the Final Maturity Date; and



      (d)   Without the prior written consent of the Administrative  Agent and the  Requisite  Lenders,  there  shall be no more than five  Interest  Periods under this Agreement at any time.



      2.07. Special    Provisions    Governing    Eurodollar    Rate    Loans.
            -----------------------------------------------------------------
Notwithstanding  other provisions of this Agreement,  the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:



      (a)   Determination  of Interest Rate. As soon as practicable  but in no
            -------------------------------
event  later  than two  Business  Days  prior to the  Funding  Date or date of conversion or continuation,  the  Administrative  Agent shall determine (which determination  shall,  absent manifest error,  be  presumptively  correct) the interest  rate which  shall  apply to the  Eurodollar  Rate Loans for which an interest rate is then being determined for the applicable  Interest Period and shall  promptly give notice  thereof (in writing or by telephone  confirmed in writing) to the Borrower and to each Lender.



      (b)   Interest  Rate   Unascertainable,   Inadequate  or  Unfair.   With
            ----------------------------------------------------------
respect to any  Interest  Period,  if (i) the  Reference  Bank is not offering deposits  in Dollars  (in the  applicable  amounts)  in the  London  interbank

Eurodollar market for such Interest Period, or (ii) the  Administrative  Agent

reasonably   determines  that  adequate  and  fair  means  do  not  exist  for ascertaining  the  applicable  interest rate on the basis  provided for in the definition  of Eurodollar  Rate,  for any reason other than the failure of the

Reference Bank to offer deposits in Dollars in the relevant  market,  then the

Administrative  Agent shall  forthwith  give notice  thereof to the  Borrower,

whereupon   until   the   Administrative   Agent  has   determined   that  the

circumstances  giving rise to such  suspension no longer exist,  (a) the right of the  Borrower  to  elect  to  have  Loans  bear  interest  based  upon  the

Eurodollar Rate, shall be suspended,  and (b) each outstanding Eurodollar Rate

Loan,  shall be converted into a Base Rate Loan or a Eurodollar  Rate Loan not covered by the notice  described  above (as may be designated by the Borrower)

on the last day of the then current Interest Period therefor,  notwithstanding any prior election by the Borrower to the contrary.



                                      39
================================================================================






      (c)   Illegality.  (i) In the event  that on any date any  Lender  shall
            ----------
have determined (which  determination shall, in the absence of manifest error,

be final and  conclusive  and  binding  upon all  parties)  that the making or continuation  of any Eurodollar Rate Loan has become unlawful by compliance by that  Lender in good  faith with any law,  governmental  rule,  regulation  or order of any  Governmental  Authority  (whether or not having the force of law and whether or not failure to comply  therewith would be unlawful),  then, and in any such event,  such Lender shall promptly give notice (by facsimile or by

telephone   promptly   confirmed   in  writing)  to  the   Borrower   and  the

Administrative Agent of that determination and the reasons therefor.



      (ii) Upon the giving of the notice  referred  to in Section  2.07(c)(i),
                                                          ------------------
(A)  the  Borrower's  right  to  request  of such  Lender  and  such  Lender's obligation to make Eurodollar Rate Loans shall be immediately  suspended,  and such  Lender  shall  make a  Loan,  as  part  of any  requested  Borrowing  of

Eurodollar  Rate Loans,  as a Base Rate Loan or as a Eurodollar  Rate Loan not

covered by the notice  described in Section  2.07(c)(i)  (as designated by the
                                    -------------------
Borrower),  which  Base  Rate Loan or  Eurodollar  Rate  Loan  shall,  for all purposes,  be  considesred  a part of such  Borrowing,  and (B) if the affected

Eurodollar  Rate  Loan or  Loans  are then  outstanding,  the  Borrower  shall immediately  (or,  if  permitted  by  applicable  law,  no later than the date permitted  thereby,  upon at least one Business  Day's  written  notice to the

Administrative  Agent and the affected  Lender)  convert each such Loan into a

Base Rate Loan or a  Eurodollar  Rate Loan not covered by such  notice.  If at any time notice is given under Section 2.07(c)(i) by one or more Lenders,  but
                               -----------------
not by all of them,  the  provisions of this Section  2.07(c)(ii)  shall apply
                                             -------------------
only in favor of the Lenders which gave such notice.



      (iii) In the event that a Lender  determines  at any time  following its giving of a notice  referred  to in Section  2.07(c)(i)  that such  Lender may
                                    -------------------
lawfully  make  Eurodollar  Rate  Loans  of the  type(s)  referred  to in such notice,  such Lender shall  promptly give notice (by facsimile or by telephone promptly  confirmed in writing) to the Borrower and the  Administrative  Agent of that  determination,  whereupon  the  Borrower's  right to  request of such

Lender and such  Lender's  obligation  to make  Eurodollar  Rate Loans of such type(s) shall be restored.



      (d)   Compensation.  Upon  demand  of any  Lender  (with  a copy  to the
            -------------
Administrative   Agent)  from  time  to  time,  the  Borrower  shall  promptly compensate  such Lender for and hold such Lender  harmless from any loss, cost or expense incurred by such Lender as a result of:



(i)   any continuation, conversion, payment or prepayment of


(ii)  any Loan  other  than a Base Rate Loan on a day other  than the last day of the  Interest  Period for such Loan  (whether  voluntary,

                  mandatory,   automatic,   by  reason  of  acceleration,   or

                  otherwise); or


            (iii) any  failure by the  Borrower  (for a reason  other than the failure of such  Lender to make a Loan) to  prepay,  borrow,

                  continue  or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower.



      Such  Lender  shall  deliver  to  the  Borrower,  with  a  copy  to  the

Administrative   Agent,  as  a  condition  to  the  Borrower's  obligation  to compensate such Lender,  a written  statement as to such losses,  expenses and



                                      40
================================================================================





liabilities,  which  statement,  in the  absence of manifest  error,  shall be conclusive as to such amounts.



      (e)   Quotation of Eurodollar  Rate.  If the  Reference  Bank shall have
            -----------------------------
failed  to  provide  offered  quotations  to  the   Administrative   Agent  in

accordance with the definition of "Eurodollar Rate", the Administrative  Agent shall give the Borrower and each Lender  prompt  notice  thereof and the Loans requested shall be made or continued as, or converted into, Base Rate Loans.



      (f)   Booking of Eurodollar  Rate Loans.  Any Lender may make,  carry or
            ---------------------------------
transfer  Eurodollar  Rate  Loans at,  to, or for the  account  of, any of its branch  offices,  agencies  or the  office  of an  Affiliate  of that  Lender;

provided  that no such Lender shall be entitled to receive any greater  amount under Section  2.02(f) or Section 2.08 as a result of the transfer of any such
      ----------------    -------------
Loan than such Lender would be entitled to  immediately  prior thereto  unless

(i) such  transfer  occurred at a time when  circumstances  giving rise to the claim  for  such  greater  amount  did  not  exist  and  were  not  reasonably foreseeable by such Lender,  or (ii) such claim would have arisen even if such transfer had not occurred.



      2.08. Taxes.
            ------


      (a)   Any and all payments by the Borrower  hereunder  shall be made, in accordance with Section 2.05, free and clear of and without  deduction for any
                ------------
and all present or future taxes,  levies,  imposts,  deductions,  charges,  or withholdings,  and all liabilities with respect thereto but excluding,  in the case of each Lender and the  Administrative  Agent,  taxes  imposed on its net income,  branch profits taxes and franchise  taxes imposed on it by the United

States of America or any Governmental  Authority  (including Puerto Rico) and,

in the case of each Lender,  taxes imposed on its income and  franchise  taxes imposed on it as a result of making any Loan,  by the  Governmental  Authority of the  jurisdiction  of such  Lender's  Applicable  Lending  Office (all such non-excluded taxes, levies, imposts, deductions,  charges,  withholdings,  and liabilities which a Lender determines to be applicable to this Agreement,  the

Commitments,  the Loans or the Letters of Credit being hereinafter referred to as  "Taxes").  If the  Borrower  shall be  required by law to deduct any Taxes from  or in  respect  of  any  sum  payable  hereunder  to any  Lender  or the

Administrative  Agent, (i) so long as such Lender or the Administrative  Agent is in compliance with Section  2.08(e),  the sum payable shall be increased as
                      ----------------
may be  necessary  so that after  making all  required  deductions  (including deductions  applicable  to  additional  sums payable  under this Section 2.08)
                                                                 -------------
such  Lender  or the  Administrative  Agent (as the case may be)  receives  an amount  equal to the sum it would have  received had no such  deductions  been made,  (ii) the Borrower  shall make such  deductions,  and (iii) the Borrower shall pay the full  amount  deducted to the  relevant  taxation  authority  or other  authority in accordance  with  applicable  law. If a withholding tax of the United States of America or any other  Governmental  Authority shall be or become  applicable (y) after the date of this  Agreement,  to such payments by the Borrower made to the Applicable  Lending Office or any other office that a

Lender  specified  on  Schedule  1.01(a)  to this  Agreement  may claim as its

Applicable   Lending   Office  or  (z)  after  such  Lender's   selection  and

designation of any other Applicable  Lending Office,  to such payments made to such other  Applicable  Lending Office,  such Lender shall, in good faith, use its  reasonable  best efforts to make,  fund and  maintain  its Loans,  and to make, fund and maintain its obligations  under the Letters of Credit,  through


                               41
================================================================================




another  Applicable  Lending Office of such Lender in another  jurisdiction so as to reduce the Borrower's  liability  hereunder,  if the making,  funding or maintenance of such Loans or  obligations  under the Letters of Credit through such other Applicable  Lending Office of such Lender does not, in the judgment of such Lender,  otherwise materially adversely affect such Loans, obligations under the Letters of Credit or such Lender.



      (b)   In  addition,  the  Borrower  agrees to pay any  present or future stamp or documentary taxes or any other excise or property taxes,  charges, or similar levies which arise from any payment made hereunder,  from the issuance

of  Letters  of  Credit  hereunder,   or  from  the  execution,   delivery  or

registration   of,  or  otherwise  with  respect  to,  this   Agreement,   the

Commitments,  the Loans or the Letters of Credit  (hereinafter  referred to as

"Other Taxes").



      (c)   The Borrower  will  indemnify  each Lender and the  Administrative

Agent for the full  amount of Taxes and Other  Taxes  (including  any Taxes or

Other Taxes  imposed by any  Governmental  Authority on amounts  payable under this  Section  2.08) paid by such Lender or the  Administrative  Agent (as the
      --------------
case may be) and any liability (including penalties,  interest,  and expenses)

arising therefrom or with respect thereto,  whether or not such Taxes or Other

Taxes were  correctly  or legally  asserted  by such  Governmental  Authority.

This  indemnification  shall be made within 30 days after the date such Lender or the  Administrative  Agent  (as the  case  may  be)  makes  written  demand therefor.  A certificate  as to any  additional  amount  payable to any Lender under this Section  2.08  submitted  to such  Borrower and the  Administrative
           -------------
Agent  (if a Lender is so  submitting)  by such  Lender or the  Administrative

Agent shall show in reasonable  detail the amount payable and the calculations used to determine  such amount and shall,  absent  manifest  error,  be final,

conclusive  and binding upon all parties  hereto.  Each Lender agrees that, to the extent that such Lender is  entitled to claim an  exemption  in respect of all or a portion  of any  Taxes  which are  otherwise  required  to be paid or deducted or withheld  pursuant to this Section 2.08 in respect of any payments under  this  Agreement  such  Lender  shall  within a  reasonable  time  after receiving  written  request by the  Borrower  provide the  Borrower  with such certificates  as such Lender in good faith may deem  appropriate to obtain the benefits of such exemption.



      (d)   Within  30 days  after the date of any  payment  of Taxes or Other

Taxes by the Borrower,  the Borrower will furnish to the Administrative Agent,

at its address  referred to in Section 12.10, the original or a certified copy
                               -------------
of a receipt evidencing payment thereof.



      (e)   Each Lender (or  transferee  of any  Lender)  that is not a United

States  person (as defined in Section  7701(a)(30)  of the Code) (a  "Non-U.S.

Lender")  shall  deliver to the Borrower and the  Administrative  Agent (or in

the case of a participant,  to the Lender from which the related participation shall have been  purchased) two copies of U.S.  Internal  Revenue Service Form

1001, Form 4224 or any subsequent versions thereof or successors thereto,  or,

in the  case  of a  Non-U.S.  Lender  claiming  exemption  from  U.S.  federal withholding  tax under  Section  871(h) or 881(c) of the Code with  respect to payments  of  "portfolio  interest",  a Form W-8, or any  subsequent  versions thereof or successors  thereto (and, if such Non-U.S.  Lender  delivers a Form

W-8, or any  subsequent  versions  thereof or  successors  thereto,  an annual certificate  representing  that such  Non-U.S.  Lender (i) is not a "bank" for purposes of Section  881(c) of the Code (and is not subject to  regulatory  or other  legal  requirements  as a bank in any  jurisdiction,  and has not  been treated as a bank in any filing with or  submission  made to any  Governmental



                                      42
================================================================================





Authority or rating agency), (ii) is not a 10-percent  shareholder (within the meaning of Section  871(h)(3)(B) of the Code) of the Borrower and (iii) is not

a controlled foreign  corporation  related to the Borrower (within the meaning of Section  864(d)(4) of the Code)),  properly  completed and duly executed by

such  Non-U.S.   Lender  claiming   complete   exemption  from  U.S.   federal

withholding  tax on all payments by the Borrower  under this Agreement and the other Loan Documents,  along with such other  additional forms as the Borrower

or  the   Administrative   Agent  may  reasonably  request  to  establish  the

availability  of  such  exemption.  Such  forms  shall  be  delivered  by each

Non-U.S.  Lender on or before  the date it  becomes a party to this  Agreement

(or, in the case of any  participant,  on or before the date such  participant purchases the related  participation)  and on or before the date, if any, such

Non-U.S.  Lender  changes  its  Applicable  Lending  Office by  designating  a

different  lending  office  (a  "New  Lending  Office").  In  addition,   each

Non-U.S.  Lender  shall  timely  deliver  such  forms  (or any  other  form of certification  adopted by U.S. taxing  authorities for such purpose)  promptly upon the  obsolescence or invalidity of any form previously  delivered by such

Non-U.S.  Lender.  Each Non-U.S.  Lender shall promptly notify the Borrower at any time it  determines  that it is no longer in a  position  to  provide  any previously  delivered  certificate  to the  Borrower  (or  any  other  form of certification  adopted  by the U.S.  taxing  authorities  for  such  purpose).

Notwithstanding  any other provision of Section 2.08, a Non-U.S.  Lender shall
                                        ------------
not be required to deliver any form  pursuant  to this  Section  2.08(e)  that
                                                        ----------------
such Non-U.S. Lender is not legally able to deliver.



      (f)   The  Borrower  shall not be required  to  indemnify  any  Non-U.S.

Lender,  or to pay any additional  amounts to any Non-U.S.  Lender, in respect of United  States  federal  withholding  tax pursuant to paragraph  (a) or (c)

above to the extent that the  obligation  to withhold  amounts with respect to

United  States  federal  withholding  tax  existed  on the date such  Non-U.S.

Lender became a party to this Agreement (or, in the case of a participant,  on the date such  participant  became a transferee  of a  participation  interest hereunder)  or, with  respect to payments  to a New Lending  Office,  the date such  Non-U.S.  Lender  designated  such New Lending  Office with respect to a

Loan.



      (g)   If the  IRS or any  other  Governmental  Authority  of the  United

States or of any other  jurisdiction  asserts a claim that the  Administrative

Agent or the Borrower  did not  properly  withhold tax from amounts paid to or for  the  account  of  any  Lender  (because  the  appropriate  form  was  not delivered,  was not properly executed, or because such Lender failed to notify the  Administrative  Agent of a change in  circumstances  which  rendered  the exemption from  withholding  tax  ineffective  or for any other reason),  such

Lender  shall  indemnify  the  Administrative  Agent and/or the  Borrower,  as

applicable,  fully  for all  amounts  paid,  directly  or  indirectly,  by the

Administrative Agent and/or the Borrower, as applicable,  as tax or otherwise,

including  penalties  and  interest,  and  including  any taxes imposed by any jurisdiction  on the  amounts  payable  to  the  Administrative  Agent  or the

Borrower, as applicable,  under this Section 2.08, together with all costs and expenses,  including,  legal fees, incurred by the Administrative Agent or the

Borrower.



      (h)   If the  Administrative  Agent or any  Lender  receives  a  refund,

which in the good  faith  judgment  of such  Lender is  allocable  to Taxes or

Other Taxes paid by the  Borrower,  it shall  promptly  pay such refund to the

Borrower,  net of all  out-of-pocket  expenses  of  such  Lender  incurred  in obtaining  such Tax Refund,  provided,  however,  that the Borrower  agrees to




                                        43
================================================================================





promptly  return such  refund to the  Administrative  Agent or the  applicable

Lender,  as the case may be, if it  receives  notice  from the  Administrative

Agent or  applicable  Lender  that  such  Administrative  Agent or  Lender  is required to repay such refund.  In addition,  the Lender shall take such steps as the Borrower shall reasonably  request to recover or assist the Borrower in recovering  any  Taxes  or  Other  taxes  paid  by the  Borrower  pursuant  to paragraph (a) or (c) above.



      (i)   Without  prejudice to the  survival of any other  agreement of the

Borrower  hereunder,  the agreements and obligations of the Borrower contained in this  Section  2.08 shall  survive  the  payment in full of  principal  and
         -------------
interest  hereunder,  the  termination  of  the  Letters  of  Credit  and  the termination of this Agreement.



      2.09. Increased  Capital.  If any Lender or Issuing Bank determines that
            ------------------
either (a) the  introduction  of or any change in any law, order or regulation or in the  interpretation or administration of any law, order or regulation by any Governmental  Authority charged with the  interpretation or administration thereof after the date hereof or (b) compliance  with any guideline or request issued  or made  after  the  date  hereof  from  any  central  bank  or  other

Governmental  Authority  (whether or not having the force of law) has or would have the effect of  reducing  the rate of return on the capital of such Lender or Issuing Bank or any  corporation  controlling  such Lender or Issuing Bank,

as a  consequence  of or with  reference to such  Lender's  Commitment  or its making or  maintaining  Loans or such Issuing  Bank's  issuance or maintenance of, or such  Lender's  participation  in any Letter of Credit,  below the rate which such Lender or such  Issuing Bank or such other  corporation  could have achieved  but for such  compliance  (taking  into account the policies of such

Lender or such Issuing Bank or corporation  with regard to capital),  then the

Borrower  shall from time to time,  upon demand by such Lender or Issuing Bank

(with a copy of such demand to the  Administrative  Agent), pay to such Lender or Issuing Bank  additional  amounts  sufficient to compensate  such Lender or

Issuing  Bank or other  corporation  for such  reduction,  upon receipt by the

Borrower  (with a copy to the  Administrative  Agent) of a  certificate  as to such  amounts,  by such Lender or Issuing  Bank,  setting  forth in reasonable detail  the basis for,  and the  calculations  used by such  Lender or Issuing

Bank in determining,  any such amounts.  Such  certificate,  in the absence of manifest error shall be conclusive  and binding for all purposes.  Each Lender

and  Issuing   Bank  agrees   promptly   to  notify  the   Borrower   and  the

Administrative  Agent of any  circumstances  that would cause the  Borrower to pay  additional  amounts  pursuant to this  Section  2.09,  provided  that the
                                            --------------
failure to give such notice shall not affect the Borrower's  obligation to pay such additional  amounts  hereunder,  provided further that the Borrower shall not be required to compensate a Lender or the Issuing  Banks  pursuant to this

Section for any  increased  costs or  reductions  incurred  more than 180 days prior to the date  that  such  Lender  or  Issuing  Bank,  as the case may be,

notifies  the  Borrower of the  circumstances  giving  rise to such  increased costs or reductions and of such Lender's or Issuing Bank's  intention to claim compensation  therefor;  provided  further that, if the  circumstances  giving rise to such increased  costs or reductions is  retroactive,  then the 180-day period  referred  to  above  shall  be  extended  to  include  the  period  of retroactive effect thereof.



      2.10. Use of  Proceeds  of the Loans.  The  proceeds of the Loans may be
            ------------------------------
used for general corporate purposes,  including share repurchases as permitted hereunder.

                                       44
================================================================================





      2.11. Replacement  of  Lender  in Event  of  Adverse  Condition.  If the
            ---------------------------------------------------------
Borrower  becomes  obligated to pay additional  amounts to any Lender pursuant to  Sections  2.02(f),  2.07(d),  2.08 or 2.09 as a  result  of any  condition
    -----------------------------------   ----
described in such Sections  which is not generally  applicable to all Lenders,

then,  unless such Lender has  theretofore  taken steps to remove or cure, and has removed or cured,  the conditions  creating the cause for such  obligation to pay such  additional  amounts,  or if any Lender defaults in its obligation to fund Loans  hereunder,  the  Borrower may  designate  another bank which is reasonably  acceptable to the Administrative Agent and the Issuing Banks (such bank being herein called a  "Replacement  Lender") to purchase for cash all of the  Obligations  of such Lender and all of such  Lender's  rights  hereunder,

without  recourse to or warranty by, or expense to, such Lender for a purchase price equal to the  outstanding  principal  amount payable to such Lender plus any accrued but unpaid  interest and accrued but unpaid  commitment  and other fees,  expense  reimbursements  and  indemnities  in respect of that  Lender's

Commitment.  Such Lender shall  consummate  such sale in accordance  with such terms  (and,  if such  Lender is an Issuing  Bank,  such other terms as may be necessary  to  compensate  fully such  Lender)  within a  reasonable  time not exceeding 60 days from the date the Borrower  designated a Replacement Lender,

and upon  compliance with the provisions of Section 12.01 such Lender shall no
                                            -------------
longer be a party hereto or have any obligations or rights  hereunder  (except rights  which,  pursuant  to the  provisions  of this  Agreement,  survive the termination  of  this  Agreement  and the  repayment  of the  Loans),  and the

Replacement Lender shall succeed to such obligations and rights.



      2.12. Authorized  Officers of the  Borrower.  The  Administrative  Agent
            -------------------------------------
shall be  entitled to rely  conclusively  on the  authority  of any officer or employee  designated pursuant to Section 4.01(c) to request any Loan or Letter
                                 ---------------
of Credit or any  conversion/continuation of any Loan until the Administrative

Agent  receives  written  notice to the  contrary.  The  Administrative  Agent shall have no duty to verify the  authenticity  of the signature  appearing on any written  Notice of  Borrowing  or Notice of  Conversion/Continuation  and,

with  respect to an oral  request  for such a Loan or Letter of Credit or such conversion/continuation,  the  Administrative  Agent  shall  have  no  duty to verify the identity of any person representing  himself as one of the officers or  employees  authorized  to make such  request  on  behalf of the  Borrower.

Neither the  Administrative  Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic  notice referred to above which the

Administrative  Agent  believes  in good  faith to have  been  given by a duly authorized  officer  or other  person  authorized  to  borrow on behalf of the

Borrower.



                                      45
================================================================================



                                 ARTICLE III

                              LETTERS OF CREDIT
                              -----------------


      3.01. Obligation to Issue.  (a) Subject to the terms and  conditions set
            -------------------
forth herein,  each Issuing Bank agrees,  in reliance  upon the  agreements of the other  Lenders set forth in this  Section  3.01 to issue,  and each Lender agrees to  participate  in, one or more  Letters of Credit for the  account of the  Borrower,  up to an  aggregate  face amount at any one time  outstanding,

together with the aggregate  principal amount of outstanding  Loans,  equal to the lesser of the  Commitments  or the Borrowing Base Amount from time to time during the period  commencing on the Effective Date and ending on the Business

Day which is five Business Days prior to the Final Maturity Date.



      (b)   The Lenders  acknowledge  that the Existing Letters of Credit have been issued for the account of the Borrower  prior to the  Effective  Date and agree to  participate  in such Letters of Credit to the same extent and on the same  conditions  as if such  Letters of Credit had been  issued  pursuant  to paragraph (a) above.



      (c)   The parties agree that on the Effective Date, Bank of America,  as

Issuing  Bank,  shall  issue to Citibank  U.S.A.,  as  beneficiary,  a Standby

Letter of Credit having a stated amount of not to exceed  $17,310,937.00 and a stated  termination  date of not later than July 1, 2001 which  shall  provide for the  reimbursement  of Citibank U.S.A. for draws under any Citibank Letter of Credit (the  "Citibank  Back-up  LC").  Notwithstanding  the  provisions of

Section  3.08(a)(i),  the  Letter of Credit  Fee  applicable  to the  Citibank
------------------
Back-up  LC  shall  be an  amount  equal  to 0.50%  times  the  stated  amount thereof.  Other than the Letter of Credit Fee, all other  provisions  relating to Standby Letters of Credit set forth in this Article III shall apply.



      3.02. Types and  Amounts.  Each  Issuing  Bank  agrees  not to issue any
            ------------------
Letter of Credit at any time:



      (a)   if the aggregate  maximum  amount then available for drawing under

Letters of Credit  issued by such Issuing  Bank,  after  giving  effect to the issuance of such Letter of Credit,  would  exceed any limit  imposed by law or regulation upon such Issuing Bank;



      (b)   if,  immediately after the issuance of such Letter of Credit,  the aggregate  amount of Letter of Credit  Obligations then existing (which amount shall be calculated  without giving effect to the participation of the Lenders pursuant to Section 3.06) would exceed the lesser of (i) the Commitments  then
            ------------
in effect less the aggregate  principal  amount of all  outstanding  Loans and

(ii) the  Borrowing  Base Amount then in effect less the  aggregate  principal amount of all outstanding Loans;



      (c)   which  has an  expiration  date (i) more  than one year  after the date of  issuance,  for  Standby  Letters of Credit  (provided  that a Standby

Letter of Credit may provide  for an annual  renewal on the terms set forth in

Section 3.04(c)) or more than 180 days after the date of issuance  (subject to
---------------
extension for a maximum period of 60 days), for Commercial  Letters of Credit,

or (ii) after four Business  Days  immediately  preceding  the Final  Maturity

Date; or


                                       46
================================================================================





      (d)   if such  Issuing  Bank has  received  written  notice from (i) the

Requisite Lenders,  (ii) the Administrative Agent or (iii) the Borrower, on or

prior to the  Business  Day prior to the  requested  date of  issuance of such

Letter of Credit, that one or more of the applicable  conditions  contained in

Article IV has not been then satisfied or waived.
---------


      3.03. Conditions.  In addition to being subject to the  satisfaction  of
            ----------
the  conditions  precedent  contained in Section  4.02,  the  obligation of an
                                         -------------
Issuing  Bank to issue any Letter of Credit is subject to the  condition  that as of the date of issuance,  no order,  judgment or decree of any Governmental

Authority or  arbitrator  shall by its terms purport to enjoin or restrain the

Issuing Bank from issuing such Letter of Credit,  or any Law applicable to the

Issuing Bank or any request or  directive  (whether or not having the force of law) from any Governmental  Authority with  jurisdiction over the Issuing Bank shall  prohibit,  or request that the Issuing Bank refrain from,  the issuance of letters  of credit  generally  or such  Letter of Credit in  particular  or shall  impose upon the Issuing  Bank with respect to such Letter of Credit any restriction,  reserve or capital  requirement  (for which the Issuing  Bank is not  otherwise  compensated  hereunder)  not in effect on the Closing Date, or shall  impose upon the Issuing  Bank any  unreimbursed  loss,  cost or expense which was not  applicable  on the Closing  Date and which the Issuing  Bank in good faith  deems  material to it. No Issuing  Bank shall have any  obligation to issue any  Letter of  Credit if (a) in the case of a  Commercial  Letter of

Credit,  such  Commercial  Letter of Credit does not provide for drafts or (b)

in the case of any Letter of Credit,  such  Letter of Credit is not  otherwise in form  and  substance  reasonably  acceptable  to such  Issuing  Bank or the issuance of such Letter of Credit  would  violate one or more  policies of the

Issuing  Bank.  No Issuing Bank shall  violate  Section  3.02(b) in connection
                                                ---------------
with  the  issuance  of  any  Letter  of  Credit  by  such  Issuing  Bank  if,

immediately after the issuance of such Letter of Credit,  the aggregate amount of  Letter  of  Credit  Obligations  then  existing  (which  amount  shall  be calculated  without giving effect to the participation of the Lenders pursuant to Section  3.06) in respect of Letters of Credit  issued by such Issuing Bank
   -------------
are equal to or less than the  Applicable  Approved  Issuance  Amount for such

Issuing  Bank.  In the  event  that the  issuance  of a Letter of Credit by an

Issuing Bank would cause the aggregate amount of Letter of Credit  Obligations then existing  (which amount shall be calculated  without giving effect to the participation  of the Lenders  pursuant to Section 3.06) in respect of Letters
                                           ------------
of  Credit  issued by such  Issuing  Bank to exceed  the  Applicable  Approved

Issuance  Amount for such Issuing Bank (or would  increase such excess),  such

Issuing  Bank  shall  notify the  Administrative  Agent  thereof  prior to the issuance  of such Letter of Credit and shall  verify  with the  Administrative

Agent  whether the  issuance of such Letter of Credit would  violate  Section
                                                                      -------
3.02(b).
------


      3.04. Issuance  of Letters of Credit.  (a) The  Borrower  shall give the
            ------------------------------
relevant  Issuing Bank notice in  accordance  with the  relevant  Issuing Bank

Agreement  of the  requested  issuance  by such  Issuing  Bank of a Letter  of

Credit  under this  Agreement.  Such  notice  shall be  irrevocable  and shall specify (A) the stated amount of the Letter of Credit  requested to be issued,

(B) the  effective  date  (which day shall be a Business  Day) of  issuance of such  Letter  of  Credit,  (C) the date on which  such  Letter of Credit is to expire  (which date shall be a Business  Day and shall be subject to paragraph

(c) of Section  3.02),  (D) the Person for whose benefit the requested  Letter
       -------------
of Credit is to be issued,  (E) in the case of Standby Letters of Credit,  the full text of any  certificate  to be presented by the  beneficiary  in case of any  drawing  thereunder  and (F) such  other  matters as are set forth in the



                                           47
================================================================================



relevant Issuing Bank Agreement or as the relevant Issuing Bank may require.



      (b)   No Issuing  Bank shall extend or amend any Letter of Credit if the issuance  of a new Letter of Credit  having  the same terms as such  Letter of

Credit as so extended or amended  would be  prohibited  by Section  3.02.  Any
                                                           --------------
request for  amendment  to any  previously  issued  Letter of Credit  shall be given in accordance  with the relevant  Issuing Bank  Agreement.  Each request for an amendment to a previously  issued Letter of Credit shall not request an extension beyond four Business Days  immediately  preceding the Final Maturity

Date.  Notwithstanding  any provision of any letter of credit  application  or

Issuing Bank Agreement to the contrary,  in the event of any conflict  between the terms of any such letter of credit  application  or Issuing Bank Agreement and the terms of this  Agreement,  the terms of this  Agreement  shall control with  respect  to events  of  default,  representations  and  warranties,  and covenants,  except  that such  letter of credit  application  or Issuing  Bank

Agreement  may provide for further  warranties  relating  specifically  to the transaction or affairs underlying such Letter of Credit.



      (c)   The  Issuing  Banks and the Lenders  agree  that,  while a Standby

Letter of Credit is  outstanding  and prior to the Final Maturity Date, at the option of the Borrower and upon the written  request of the Borrower  received by the relevant  Issuing Bank at least five days (or such shorter time as such

Issuing Bank may agree in a particular  instance in its sole discretion) prior to the proposed date of  notification  of renewal,  such Issuing Bank shall be entitled to authorize the automatic  renewal of any Letter of Credit issued by it so long as, immediately after the renewal thereof,  the aggregate amount of

Letter of Credit  Obligations  then existing (which amount shall be calculated without giving effect to the participation of the Lenders pursuant to Section
                                                                      -------
3.06) in respect of Letters of Credit  issued by such  Issuing  Bank are equal
-----
to or less than the  Applicable  Approved  Issuance  Amount  for such  Issuing

Bank.  Each such  request for  renewal of a Letter of Credit  shall be made in accordance  with the relevant  Issuing Bank  Agreement,  and shall  specify in form and detail  satisfactory to the relevant  Issuing Bank: (i) the Letter of

Credit to be renewed;  (ii) the proposed  date of  notification  of renewal of the  Letter of Credit  (which  shall be a  Business  Day);  (iii) the  revised expiry  date of the Letter of Credit;  and (iv) such other  matters as are set forth in the  relevant  Issuing  Bank  Agreement  or as such  Issuing Bank may require.  No  Issuing  Bank  shall so renew any  Letter of Credit if: (A) such

Issuing  Bank  would  have no  obligation  at such time to issue or amend such

Letter of Credit in its renewed  form under the terms of Section 3.02 or 3.03;
                                                         --------------------
or (B) the  beneficiary  of any such  Letter of  Credit  does not  accept  the proposed renewal of the Letter of Credit.  If any outstanding  Existing Letter of Credit shall  provide  that it shall be  automatically  renewed  unless the beneficiary  thereof  receives notice from the relevant Issuing Bank that such

Letter of Credit  shall not be  renewed,  and if at the time of  renewal  such

Issuing  Bank would be entitled to  authorize  the  automatic  renewal of such

Letter of Credit in  accordance  with this  paragraph  (c) upon the request of the  Borrower,  but such  Issuing Bank shall not have  received any  amendment application  from the Borrower  with respect to such renewal or other  written direction  by the  Borrower  with  respect  thereto,  such  Issuing Bank shall nonetheless  be  permitted  to allow such  Letter of Credit to renew,  and the

Borrower and the Lenders  hereby  authorize  such renewal,  and,  accordingly,

such  Issuing Bank shall be deemed to have  received an amendment  application from the Borrower requesting such renewal.



                                         48
================================================================================





      (d)   Each Issuing Bank shall  notify the  Administrative  Agent and the

Administrative  Agent shall  notify the Lenders on the first  Business  Day of each week of the total face amount of all of the  Letters of Credit  issued by it on each  Business Day of the  preceding  week or calendar  quarter,  as the case may be.



      3.05. Reimbursement Obligations; Duties of the Issuing Banks.
            ------------------------------------------------------


      (a)   (i) The Borrower  shall  reimburse  each Issuing Bank for drawings under a Letter of Credit  issued by it no later than 1:00 p.m. (New York time)

on each date that any amount is paid by such  Issuing Bank under any Letter of

Credit in an amount equal to the amount so paid by such Issuing Bank.



      (ii) Any  Reimbursement  Obligation with respect to any Letter of Credit shall bear  interest  from the date of the  relevant  drawing at the  interest rate  applicable  to Base Rate Loans  until the first  Business  Day after the date on which the  relevant  Issuing  Bank gives notice of such drawing to the

Borrower and  thereafter  at the interest rate for past due Base Rate Loans in accordance with Section 2.02(d).
                ---------------




      (b)   No action  taken or omitted  to be taken by an Issuing  Bank under or in  connection  with any  Letter  of  Credit  issued  by it shall  put such

Issuing  Bank under any  resulting  liability  to any  Lender or relieve  such

Lender of its  obligations  hereunder to such Issuing Bank except in the event of such  Issuing  Bank's  gross  negligence  or  willful  misconduct.  Without limiting  the  foregoing,  in  determining  whether to pay under any Letter of

Credit,  an Issuing Bank shall have no obligation to the Lenders other than to confirm  that any  documents  required  to be  delivered  under such Letter of

Credit have been  delivered  and that they appear on their face to comply with the requirements of such Letter of Credit.



      (c)   The  obligations  of the  Borrower  under this  Agreement  and any

Letter of Credit to reimburse an Issuing Bank for a drawing  under a Letter of

Credit  issued by it, and to repay any drawing under a Letter of Credit issued by it, shall be unconditional  and irrevocable,  and shall be paid strictly in accordance  with the terms of this  Agreement  and such Letter of Credit under all circumstances, including the following:



      (i) any lack of  validity or  enforceability  of this  Agreement  or any

Letter of Credit;



      (ii) any change in the time,  manner or place of  payment  of, or in any other term of, all or any of the  obligations  of the  Borrower  in respect of any  Letter of Credit or any other  amendment  or waiver of or any  consent to departure from all or any Letter of Credit;



      (iii) the existence of any claim,  set-off,  defense or other right that the Borrower may have at any time against any  beneficiary  or any  transferee of any Letter of Credit (or any  Person for whom any such  beneficiary  or any such transferee may be acting), any Issuing Bank or any other Person,  whether in connection with this Agreement, the transactions  contemplated hereby or by the Letter of Credit or any unrelated transaction;




                                         49

================================================================================




      (iv) any draft,  demand,  certificate or other document  presented under

any  Letter  of  Credit   proving  to  be  forged,   fraudulent,   invalid  or

insufficient  in  any  respect  or  any  statement  therein  being  untrue  or inaccurate  in any  respect;  or any  loss or  delay  in the  transmission  or otherwise  of any  document  required  in order to make a  drawing  under  any

Letter of Credit;



      (v) any payment by any Issuing  Bank under any Letter of Credit  against presentation of a draft or certificate  that does not strictly comply with the terms of any Letter of Credit;  or any payment  made by any Issuing Bank under any Letter of Credit to any Person  purporting to be a trustee in  bankruptcy,

debtor-in-possession,  assignee  for the  benefit  of  creditors,  liquidator,

receiver or other  representative  of or successor to any  beneficiary  or any transferee of any Letter of Credit,  including any arising in connection  with any insolvency proceeding;



      (vi) any exchange,  release or non-perfection of any collateral,  or any release  or  amendment  or waiver of or consent  to  departure  from any other guarantee,  for all or any of the  obligations  of the  Borrower in respect of any Letter of Credit; or



      (vii) any other  circumstance  or happening  whatsoever,  whether or not similar to any of the foregoing,  including any other  circumstance that might otherwise  constitute a defense  available to, or a discharge of, the Borrower or a guarantor.



      3.06. Participations.
            --------------


      (a)   Immediately  upon  issuance  by an  Issuing  Bank of any Letter of

Credit for the account of the Borrower in accordance  with the  procedures set forth in this  Article III,  each Lender  shall be deemed to have  irrevocably and  unconditionally  purchased and received  from such Issuing Bank,  without recourse or  warranty,  an undivided  interest in the amount of such  Lender's

Pro Rata Share in such  Letter of Credit  (including  all  obligations  of the

Borrower  with respect  thereto  other than amounts owing to such Issuing Bank under  Section  3.08(b))  and any  security  therefor or  guaranty  pertaining thereto.



      (b)   If an Issuing  Bank makes any  payment  under any Letter of Credit and the Borrower  does not repay such amount to such Issuing Bank  pursuant to

Sections  3.05(a)  or 3.07,  such  Issuing  Bank  shall  promptly  notify  the
--------------------------
Administrative  Agent and the Administrative  Agent shall promptly notify each

Lender of such  failure,  and each Lender shall  promptly and  unconditionally pay to the  Administrative  Agent for the  account  of such  Issuing  Bank the amount of such  Lender's  Pro Rata Share of such  payment,  in Dollars  and in immediately  available funds, and the Administrative  Agent shall promptly pay such amount,  and any other amounts received by the  Administrative  Agent for such Issuing Bank's account pursuant to this Section 3.06(b),  to such Issuing
                                             --------------
Bank.  If the  Administrative  Agent so notifies  such  Lender  prior to 11:00

a.m. (New York time) on any Business Day, such Lender shall make  available to the Administrative  Agent for the account of the relevant Issuing Bank its Pro

Rata Share of the amount of such  payment on such  Business Day in Dollars and in immediately  available funds at the Administrative  Agent's Payment Office.

If and to the extent such Lender  shall not have so made its Pro Rata Share of the  amount of such  payment  available  to the  Administrative  Agent for the account of such Issuing Bank, such Lender agrees to pay to the  Administrative

Agent for the account of such  Issuing  Bank  forthwith  on demand such amount together  with interest  thereon,  for each day from the date such payment was


                                      50
================================================================================




first due until the date such amount is paid to the  Administrative  Agent for the  account  of such  Issuing  Bank,  at the  Federal  Funds  Rate for  three

Business  Days and then at the Base  Rate.  The  failure of any Lender to make available to the  Administrative  Agent for the account of an Issuing Bank its

Pro Rata Share of any such  payment  shall not relieve any other Lender of its obligation  hereunder to make  available to the  Administrative  Agent for the account of such  Issuing  Bank its Pro Rata  Share of any  payment on the date such payment is to be made.



      (c)   Whenever an Issuing  Bank  receives a payment from the Borrower on account of a Reimbursement  Obligation,  including any interest thereon, as to which the  Administrative  Agent has  previously  received  payments  from the

Lenders for the account of such  Issuing Bank  pursuant to this Section  3.06,
                                                                -------------
it  shall  promptly  pay to the  Administrative  Agent  at the  Administrative

Agent's  Payment  Office and the  Administrative  Agent shall  promptly pay to each Lender  which has funded its  participating  interest  therein in Dollars and in the kind of funds so  received,  an amount  equal to such  Lender's Pro

Rata Share  thereof.  Each such payment shall be made by the relevant  Issuing

Bank or the  Administrative  Agent, as the case may be, on the Business Day on which such  Person  receives  the funds paid to such  Person  pursuant  to the preceding  sentence,  if received  prior to 11:00 a.m. (New York time) on such

Business Day, and otherwise on the next succeeding Business Day.



      (d)   Upon the request of the  Administrative  Agent,  each Issuing Bank shall  furnish to the  Administrative  Agent copies of any Letter of Credit or

Letter of Credit  application  form to which  such  Issuing  Bank is party and such other  documentation as may reasonably be requested by the Administrative

Agent.



      (e)   The   obligations   of  a   Lender   to  make   payments   to  the

Administrative  Agent for the  account  of an Issuing  Bank with  respect to a

Letter of Credit  issued by it on behalf of the  Borrower in  accordance  with

the  terms  hereof  shall  be  irrevocable,   shall  not  be  subject  to  any

qualification  or  exception  whatsoever  (except in the event of such Issuing

Bank's  gross  negligence  or  willful  misconduct),  and shall be  honored in accordance  with  the  terms  and  conditions  of  this  Agreement  under  all circumstances  (subject  to  Section  3.02),  including  any of the  following
                             -------------
circumstances:



      (i) any lack of validity or  enforceability  of this Agreement or any of the other Loan Documents;



      (ii) the existence of any claim,  set-off,  defense or other right which the Borrower may have at any time against a  beneficiary  named in a Letter of

Credit or any  transferee  of any Letter of Credit (or any Person for whom any such transferee may be acting),  the  Administrative  Agent, any Issuing Bank,

any Lender,  or any other Person,  whether in connection  with this Agreement,

any Letter of Credit,  the transactions  contemplated  herein or any unrelated transactions  (including any underlying  transactions between the Borrower and the beneficiary named in any Letter of Credit);


                                     51
================================================================================




      (iii) any draft,  certificate of any other document  presented under the

Letter of Credit proving to be forged, fraudulent,  invalid or insufficient in any  respect  or any  statement  therein  being  untrue or  inaccurate  in any respect;



      (iv) the  surrender or  impairment  of any security for the  performance or observance of any of the terms of any of the Loan Documents;



      (v) any  failure  by the  Administrative  Agent or any  Issuing  Bank to

make any reports required pursuant to Section 3.04; or
                                      ------------



      (vi) the  occurrence  of any  Event of  Default  or  Potential  Event of

Default.



      3.07. Payment of Reimbursement Obligations.
            ------------------------------------


      (a)   The  Borrower  agrees  to pay to the  relevant  Issuing  Bank  the amount of all  Reimbursement  Obligations,  interest and other amounts payable to such Issuing Banks under or in connection  with any Letter of Credit issued on behalf of the Borrower  immediately  when due,  irrespective  of any claim,

setoff,  defense  or  other  right  which  the  Borrower  may have at any time against any Issuing Bank or any other Person.



      (b)   In the event any  payment by the  Borrower  received by an Issuing

Bank with respect to any Letter of Credit issued by it and  distributed by the

Administrative  Agent to the  Lenders on account  of their  participations  is thereafter  set  aside,  avoided  or  recovered  from  such  Issuing  Bank  in connection  with any  receivership,  liquidation  or bankruptcy  proceeding or otherwise,  each Lender which received such distribution shall, upon demand by such Issuing Bank,  contribute  such Lender's Pro Rata Share of the amount set aside,  avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.



      3.08. Compensation for Letters of Credit.
            ----------------------------------


      (a)   Letter of Credit  Fees.  (i) The  Borrower  shall pay with respect
            ----------------------
to each Letter of Credit  issued as a Standby  Letter of Credit  quarterly  in arrears,  on the fifteenth day of each  January,  April,  July and October for the  three-month  period  ending on such date,  beginning  after the Effective

Date and also on the  Termination  Date,  a Letter of Credit  Fee equal to the percentage  per annum set forth  below  based on the  Pricing  Ratio in effect from time to time,  applied (on the basis of actual days  elapsed in a 360-day year) to the maximum  amount  available to be drawn under such Standby  Letter of Credit from day to day during such  quarter.  This fee shall be paid to the

Administrative  Agent,  for the account of the Lenders in  proportion to their respective Pro Rata Shares.



                                      52
================================================================================




                  Pricing Ratio                 Standby Letter of Credit Fee

                  Level I Status                          1.25%
                  Level II Status                         1.50%
                  Level III Status                        1.75%
                  Level IV Status                         2.00%


      On the Business Day preceding the fifteenth day of each January,  April,

July or October,  each  Issuing Bank will report to the  Administrative  Agent the  aggregate  daily  outstanding  Standby  Letter of Credit  amounts for the three-month  period ending on the fifteenth of such  January,  April,  July or

October.



      (ii) The  Borrower  shall  pay with  respect  to each  Letter  of Credit issued  as a  Commercial  Letter  of  Credit  quarterly  in  arrears,  on  the fifteenth day of each  January,  April,  July and October for the  three-month period ending on such date,  beginning  after the  Effective  Date and also on the  Termination  Date,  a Letter of Credit  Fee equal to the  percentage  per annum set forth below based on the Pricing  Ratio in effect from time to time,

applied  (on the  basis of  actual  days  elapsed  in a  360-day  year) to the maximum amount  available to be drawn under such  Commercial  Letter of Credit from  day  to  day  during  such  quarter.  This  fee  shall  be  paid  to the

Administrative  Agent,  for the account of the Lenders in  proportion to their respective Pro Rata Shares.



                  Pricing Ratio                 Commercial Letter of Credit Fee

                  Level I Status                          0.500%
                  Level II Status                         0.625%
                  Level III Status                        0.750%
                  Level IV Status                         0.875%


      On the Business Day preceding the fifteenth day of each January,  April,

July or October,  each  Issuing Bank will report to the  Administrative  Agent the aggregate daily  outstanding  Commercial  Letter of Credit amounts for the three-month  period ending on the fifteenth of such  January,  April,  July or

October.



      (b)   Issuing  Bank  Charges.  The Borrower  shall  directly pay to each
            ----------------------
Issuing  Bank,  solely for its own  account,  (i)  quarterly in arrears on the fifteenth day of each January,  April,  July and October  beginning  after the

Effective  Date and also on the  Termination  Date,  a  fronting  fee of up to

0.125% per annum  applied  (on the basis of actual  days  elapsed in a 360-day year) to the maximum  amount  available to be drawn from day to day during the immediately  preceding  fiscal  quarter  under each Letter of Credit issued by it, and (ii) on demand the  standard  charges  assessed by such  Issuing  Bank including  charges assessed in connection with the  negotiation,  amendment or cancellation of Letters of Credit.


                                     53
================================================================================





      3.09. Indemnification; Exoneration.
            ----------------------------


      (a)   In  addition  to amounts  payable as  elsewhere  provided  in this

Article III, the Borrower  hereby agrees to protect,  indemnify,  pay and save the Administrative  Agent, each Issuing Bank and each Lender harmless from and against any and all  Liabilities and Costs which the  Administrative  Agent or such  Issuing  Bank or Lender  may incur or be  subject  to as a  consequence,

direct or  indirect,  of (i) the  issuance of the Letter of Credit other than,

in the case of such  Issuing  Bank,  as a result  of its gross  negligence  or willful  misconduct,  as  determined  by the  final  judgment  of a  court  of competent  jurisdiction  or (ii) the failure of such  Issuing  Bank to honor a drawing  under  such  Letter of  Credit  as a result  of any act or  omission,

whether  rightful  or  wrongful,  of any present or future de jure or de facto

Governmental   Authority   (all  such   acts  or   omissions   herein   called

"Governmental Acts").



      (b)   As between the Borrower,  the  Administrative  Agent,  the Lenders

and the  Issuing  Banks,  the  Borrower  assumes  all  risks  of the  acts and omissions of, or misuse of such Letter of Credit by, the  beneficiary  of such

Letter of Credit.  In furtherance and not in limitation of the foregoing,  the

Issuing  Banks,  the  Administrative  Agent  and  the  Lenders  shall  not  be responsible  (except,  in the case of an Issuing Bank, for such Issuing Bank's gross  negligence  or willful  misconduct in  connection  therewith):  (i) for the form, validity, sufficiency,  accuracy, genuineness or legal effect of any document  submitted by any party in connection  with the  application  for and issuance  of the  Letters of Credit,  even if it should in fact prove to be in any or all respects invalid, insufficient,  inaccurate,  fraudulent or forged;

(ii)  for the  validity  or  sufficiency  of any  instrument  transferring  or assigning  or  purporting  to  transfer  or  assign a Letter  of Credit or the rights or benefits  thereunder or proceeds thereof, in whole or in part, which may prove to be invalid  or  ineffective  for any  reason;  (iii) for  errors,

omissions,  interruptions  or  delays  in  transmission  or  delivery  of  any messages, by mail, cable,  telegraph,  telex, facsimile, or other similar form of teletransmission  or otherwise,  whether or not they be in cipher; (iv) for errors in  interpretation of technical terms; (v) for any loss or delay in the transmission or otherwise of any document  required in order to make a drawing under  any  Letter  of  Credit  or of  the  proceeds  thereof;  (vi)  for  the misapplication  by the  beneficiary  of a Letter of Credit of the  proceeds of any  drawing  under  such  Letter of  Credit;  and (vii) for any  consequences arising  from  causes  beyond the  control of the  Administrative  Agent,  the

Issuing Banks and the Lenders  including any  Governmental  Acts.  None of the above shall  affect,  impair,  or prevent  the  vesting of any Issuing  Bank's rights or powers under this Section 3.09.
                            ------------



      (c)   In  furtherance  and  extension  and  not  in  limitation  of  the specific  provisions  hereinabove set forth, any action taken or omitted by an

Issuing Bank under or in  connection  with Letters of Credit  issued on behalf of the  Borrower  or any  related  certificates,  if taken or  omitted in good faith,  shall not, in the absence of gross  negligence or willful  misconduct,

put such  Issuing  Bank,  the  Administrative  Agent or any  Lender  under any resulting  liability  to the  Borrower or relieve  the  Borrower of any of its obligations hereunder to any such Person.



      3.10  Applicability  of  ISP98  and  UCP.  Unless  otherwise   expressly
            -----------------------------------
agreed by the Issuing Bank and the Borrower  when a Letter of Credit is issued

(including  any such  agreement  applicable to an Existing  Letter of Credit),

(i) the rules of the  "International  Standby Practices 1998" published by the

Institute  of  International  Banking  Law & Practice  (or such later  version


                                      54
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thereof  as may be in  effect  at the time of  issuance)  shall  apply to each

Standby  Letter of  Credit,  and (ii) the  rules of the  Uniform  Customs  and

Practice  for  Documentary   Credits,   as  most  recently  published  by  the

International  Chamber  of  Commerce  (the  "ICC")  at the  time  of  issuance

(including the ICC decision  published by the Commission on Banking  Technique and Practice on April 6, 1998 regarding the European single  currency  (euro))

shall apply to each Commercial Letter of Credit.



                                         55
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                                  ARTICLE IV

                  Conditions To Loans and Letters of Credit
                  -----------------------------------------



      4.01. Conditions  Precedent to the  Effective  Date.  The  obligation of
            ----------------------------------------------
each Lender to make any Loan  requested to be made by it on the Effective Date

(individually,  an "Initial Loan" and  collectively,  the "Initial Loans") and of the  Issuing  Banks to issue any  Letter of Credit  pursuant  hereto on the

Effective  Date,  and the  effectiveness  of this  Agreement on the  Effective

Date,  shall be subject to  satisfaction  of all of the  following  conditions precedent (unless waived by all the Lenders):



      (a)   Certain  Documents  and  Other  Items.  The  Administrative  Agent
            -------------------------------------
shall have received on or before the Effective Date all of the following,  all

of  which,   except  as  provided  below,  shall  be  in  form  and  substance satisfactory  to the  Administrative  Agent and the Lenders and in  sufficient copies for each Lender:



      (i) This  Agreement,  executed by the  Borrower and each of the Lenders,

together with all Exhibits and Schedules;



      (ii) (A) The Borrower  Pledge  Agreement and (B) the Trademark  Security

Agreement,  in each  case,  executed  by the  Borrower,  together  with  stock certificates  and appropriate  stock powers  (endorsed in blank) in respect of any securities pledged pursuant to the Borrower Pledge Agreement;



      (iii)  The ATSC Guaranty executed by ATSC;



      (iv) The ATSC Pledge  Agreement  executed by ATSC,  together  with stock certificates  and appropriate  stock powers  (endorsed in blank) in respect of any securities pledged pursuant to the ATSC Pledge Agreement;



      (v) The Subsidiary  Guaranty and Collateral  Agreement  executed by each

Restricted Subsidiary (other than Foreign  Subsidiaries),  together with stock certificates  and appropriate  stock powers  (endorsed in blank) in respect of any  securities  pledged  pursuant to the  Subsidiary  Guaranty and Collateral

Agreement;



      (vi) The Borrower's Certificate of Incorporation,  as amended,  modified or  supplemented  to the  Effective  Date,  certified to be true,  correct and complete by the  Secretary  of State of  Delaware  dated as of a date not more than ten  Business  Days prior to the  Effective  Date,  together  with a good standing  certificate  from the  Secretary of State of Delaware  dated as of a date not more than ten Business Days prior to the Effective Date;



      (vii)  ATSC's  Certificate  of  Incorporation,  as amended,  modified or supplemented,  to the  Effective  Date,  certified  to be  true,  correct  and complete by the  Secretary  of State of  Delaware  dated as of a date not more than ten  Business  Days prior to the  Effective  Date,  together  with a good


                                      56
================================================================================





standing  certificate  from the  Secretary of State of Delaware  dated as of a date not more than ten Business Days prior to the Effective Date;



      (viii) A  certificate  of the  Secretary or  Assistant  Secretary of the

Borrower  dated  the  Effective  Date   certifying  (A)  the  names  and  true

signatures of the incumbent  officers of the Borrower  authorized to sign this

Agreement,  the other  Loan  Documents  and any  notice or  certificate  to be delivered hereunder,  (B) the By-Laws of the Borrower as in effect on the date of  such  certification,  (C)  the  resolutions  of the  Borrower's  Board  of

Directors   approving  and  authorizing   (x)  the  execution,   delivery  and

performance of this  Agreement,  and all other Loan Documents  executed by the

Borrower,  (y) the  extensions  of credit  contemplated  hereunder and (z) the granting  by the  Borrower  of the Liens  created  by the  security  documents related  hereto and (D) that there have been no changes in the  Certificate of

Incorporation of the Borrower since the date of the most recent  certification thereof by the Secretary of State of Delaware;



      (ix) A  certificate  of the  Secretary  or  Assistant  Secretary of ATSC

dated the Effective Date  certifying (A) the names and true  signatures of the incumbent  officers of ATSC  authorized to sign the ATSC Guaranty and the ATSC

Pledge  Agreement,  (B) the  By-Laws  of ATSC as in effect on the date of such certification,  (C) the resolutions of ATSC's Board of Directors approving and authorizing  the execution,  delivery and performance of the ATSC Guaranty and the ATSC Pledge  Agreement and all other Loan Documents  executed by ATSC, and

(D) that there have been no changes in the  Certificate  of  Incorporation  of

ATSC since the date of the most recent certification  thereof by the Secretary of the State of Delaware;



      (x) A favorable legal opinion,  dated the Effective  Date,  addressed to the  Administrative  Agent,  the Issuing  Banks and the Lenders from  Skadden,

Arps, Slate,  Meagher & Flom LLP, special counsel to the Borrower and ATSC, in substantially  the form of Exhibit  4.01(a)(xi),  with such changes thereto as
                           --------------------
may be approved by the Administrative Agent;



      (xi) UCC-1 financing  statements signed by the Borrower,  the Subsidiary

Guarantors or ATSC,  as the case may be, as debtor  naming the  Administrative

Agent as secured  party to be filed in the  jurisdictions  listed on Schedule
                                                                     ---------
4.01; provided, that no fixture filings shall be required to be made;
----


      (xii) A certificate  dated the Effective  Date executed by a Responsible

Officer of each of the  Borrower and ATSC to the effect that there has been no material adverse change in the condition  (financial or otherwise),  business,

operations,  properties or prospects of the Borrower or ATSC, from the date of the last available financial statements;



      (xiii)  A  field  exam  of  certain  assets  of  the  Borrower  and  its

Subsidiaries as of March 29, 2001 issued by Bank of America;



      (xiv) A Borrowing Base  Certificate  for the Borrower and the Subsidiary

Guarantors,   dated  the  Effective  Date,  with  appropriate  insertions  and attachments  executed by a  Responsible  Officer of the  Borrower  and setting forth the Borrowing Base Amount as of April 7, 2001.



                                      57
================================================================================





      (xv) The results of a recent  lien  search in each of the  jurisdictions where  assets of the Borrower and its  Subsidiaries  are located  revealing no liens on any  assets of the  Borrower  or its  Subsidiaries  except  for liens permitted by Section 8.02(b); and
             ---------------


      (xvi)  Such  additional  items  as  the  Administrative   Agent  or  the

Requisite Lenders may reasonably require.



      (b)   Fees and Expenses Paid. All costs,  fees (including  participation
            ----------------------
fees as  provided in the Fee Letter)  and  expenses  (including  the costs and expenses of one outside counsel and, without  duplication,  the allocated cost of  in-house  counsel  for which  invoices  have been  delivered  prior to the

Effective  Date)  and  other  compensation   payable  to  the  Arranger,   the

Syndication  Agents, the Documentation  Agent, the  Administrative  Agent, the

Issuing  Banks and the Lenders  shall have been paid and all fees and expenses accrued under the Original Credit  Agreement to the Effective Date,  including but not limited to commitment fees and letter of credit fees,  shall have been paid in full.



      (c)   Authorized  Officers  of the  Borrower.  The  Borrower  shall have
            --------------------------------------
notified the Administrative  Agent in writing of the names of the officers and employees  authorized  to request Loans and Letters of Credit and to request a conversion/continuation  of any  Loan and  shall  provide  the  Administrative

Agent with a specimen signature of each such officer or employee.



      The  acceptance  by the  Borrower of the  proceeds of the Initial  Loans made hereunder shall constitute a representation  and warranty by the Borrower as of the  Effective  Date in respect  of such  Loans that all the  conditions contained  in this  Section  4.01 have  been  satisfied  or waived in  writing
                    -------------
pursuant to Section 12.08.
            -------------



      4.02. Conditions  Precedent  to all Loans and  Letters  of  Credit.  The
            -------------------------------------------------------------
obligation of the Lenders to make any Loan  requested to be made by it, and of any  Issuing  Bank to issue any Letter of Credit,  on any date,  is subject to the following conditions precedent as of such date:



      (a)   Notice  of  Borrowing.   The   Administrative   Agent  shall  have
            ---------------------
received in accordance  with the provisions of Section  2.01(b),  on or before
                                               ----------------
any Funding Date for any Loan, a Notice of Borrowing.



      (b)   Additional  Matters.  As of the  Funding  Date for any Loan or the
            -------------------
date of issuance of any Letter of Credit:



            (i)   Representations  and Warranties.  All of the representations
                  -------------------------------
and warranties of the Borrower  contained in or repeated  pursuant to Section
                                                                      --------
5.02  and  in  any  other  Loan  Document  (other  than   representations  and
----
warranties  which  expressly  speak only as of a different date) shall be true and  complete  in all  material  respects  on and as of such  Funding  Date or issuance date, as though made on and as of such date;



            (ii)  No  Default.  No  Event of  Default  or  Potential  Event of
                  -----------
Default  shall have occurred and be continuing or would result from the making of the requested Loan or the issuance of the Letter of Credit; and



                                   58
================================================================================




            (iii).No Material  Adverse  Change.  No event shall have  occurred
                  ----------------------------
after  February 3,  2001,  which, in the reasonable  judgment of the Requisite

Lenders, has had or is likely to have a Material Adverse Effect.



      (c)   Supplemental   Documentation.    Such   additional   documentation
            ----------------------------
(including  opinions  of counsel)  as the  Administrative  Agent or any Lender through the Administrative Agent may reasonably require.



      (d)   Compliance  with  Borrowing  Base.  After  giving  effect  to  the
            ---------------------------------
making of such Loans or the  issuance  of such  Letters of Credit,  the sum of

(i) the aggregate  principal  amount of Loans then  outstanding  plus (ii) the

Letter of Credit  Obligations  at such time does not exceed the Borrowing Base

Amount at such time.



      The  acceptance by the Borrower of the proceeds of each Loan made on any

Funding  Date other than the  Effective  Date or the issuance of any Letter of

Credit in accordance  with this Agreement  shall  constitute a  representation and warranty by the  Borrower as of such  Funding  Date or issuance  date that all the  conditions  contained  in this  Section  4.02 have been  satisfied or
                                         -------------
waived in writing pursuant to Section 12.08.
                              -------------



                                    59
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                                  ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------



      5.01. Representations  and  Warranties on the  Effective  Date. In order
            --------------------------------------------------------
to induce the  Lenders to enter into this  Agreement  and to make the  Initial

Loans,  the Borrower  hereby  represents  and  warrants to each  Lender,  each

Issuing  Bank,  the  Syndication  Agents,  the  Documentation  Agent  and  the

Administrative Agent that the following statements are true and correct:



      (a)   Organization;  Corporate  Powers.  Each of ATSC,  the Borrower and
            --------------------------------
each Subsidiary of the Borrower (i) is a corporation  duly organized,  validly existing  and in good  standing  under  the  laws of the  jurisdiction  of its organization,  (ii) is duly qualified to do business as a foreign  corporation and is in good standing under the laws of each  jurisdiction  in which it owns or leases real property or in which the nature of its business  requires it to be so qualified,  except those  jurisdictions  where the failure to be in good standing  or to so  qualify  has not had or will not have a  Material  Adverse

Effect,  and (iii) has all  requisite  corporate  power and  authority to own,

operate and  encumber  its  property and assets and to conduct its business as presently  conducted  and as proposed to be conducted in  connection  with and following  the  consummation  of the  transactions  contemplated  by the  Loan

Documents.



      (b)   Authority.  (i) Each Loan Party has the requisite  corporate power
            ----------
and authority to execute,  deliver and perform its  obligations  under each of the Loan Documents executed by it, or to be executed by it.



      (ii) The execution,  delivery and  performance  (or filing or recording,

as the  case may be) of each of the Loan  Documents  to which it is party  and the  consummation of the  transactions  contemplated  thereby,  have been duly authorized  by all necessary  corporate  action on the part of each Loan Party and no  other  corporate  proceedings  on the  part of  such  Loan  Party  are necessary to consummate such transactions.



      (iii)  Each of the Loan  Documents  (other  than  those not in effect on the date of the  making  of this  representation)  to which it is a party  has been duly  executed  and  delivered  by each Loan  Party and  constitutes  its legal,  valid and binding  obligation,  enforceable  against it in  accordance with its terms,  is in full force and effect and no term or condition  thereof has been amended,  modified or waived from the terms and conditions  contained therein delivered to the  Administrative  Agent pursuant to Article IV without
                                                            ----------
the prior  written  consent  of the  Administrative  Agent  and the  Requisite

Lenders,  and each Loan Party and,  to the best of the  Borrower's  knowledge,

the  other  parties  thereto  have  performed  and  complied  in all  material respects with all the material  terms,  provisions,  agreements and conditions set forth  therein and  required  to be  performed  or  complied  with by such parties on or before the effective  date  thereof,  and no default by any such party exists thereunder.



      (c)   No  Conflict.  The  execution,  delivery and  performance  of each
            ------------
Loan  Document  to  which  it is a party by each  Loan  Party  and each of the transactions  contemplated  thereby  do not  and  will  not (i)  constitute  a




                                      60
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tortious  interference  with any  Contractual  Obligation  of any Person,  any liability  resulting from which would have or be reasonably expected to have a

Material  Adverse  Effect,  or (ii)  conflict  with or violate  such  Person's

Certificate of Incorporation or By-Laws,  or (iii) conflict with,  result in a breach of or  constitute  (with or without  notice or lapse of time or both) a default under any  Requirement  of Law or material  Contractual  Obligation of

ATSC or of the Borrower or any  Subsidiary of the Borrower,  or (iv) result in or require the creation or imposition of any Lien  whatsoever  upon any of the properties or assets of ATSC,  the Borrower or any  Subsidiary of the Borrower

(other than Liens in favor of the  Administrative  Agent or the Issuing  Banks arising pursuant to the Loan Documents or Liens permitted pursuant to Section
                                                                      -------
8.02(b)),  or (v) require any approval of  stockholders,  unless such approval
--------
has been obtained.



      (d)   Governmental  Consents.  The execution,  delivery and  performance
            ----------------------
of each  Loan  Document  to which it is a party,  by each  Loan  Party and the

transactions   contemplated   thereby  do  not  and  will  not   require   any

registration  with,  consent or  approval  of, or notice to, or other  action,

with or by any  Governmental  Authority,  except filings,  consents or notices which have been, or will in due course be, made, obtained or given.



      (e)   Governmental  Regulation.  None of ATSC,  the  Borrower  or any of
            ------------------------
its  Subsidiaries is subject to regulation  under the Public Utility  Holdings

Company Act of 1935, the Federal Power Act, the  Interstate  Commerce Act, the

Investment  Company  Act of 1940 or any other  statute  or  regulation  of any

Governmental  Authority such that its ability to incur indebtedness is limited

or  its  ability  to  consummate  the  transactions   contemplated  hereby  is

materially impaired.



      (f)   Financial   Position.   All   quarterly   and   annual   financial
            ---------------------
statements of ATSC,  the Borrower or of the Borrower and any of its Restricted

Subsidiaries   delivered  to  the   Administrative   Agent  were  prepared  in

conformity with GAAP,  except as otherwise  noted therein,  and fairly present the financial  position of ATSC,  the Borrower or the  consolidated  financial position of ATSC, the Borrower and such  Subsidiaries,  as the case may be, as at the  respective  dates thereof and the results of operations and changes in cash flows for each of the periods covered  thereby,  subject,  in the case of any unaudited  interim financial  statements,  to changes resulting from audit

and  normal  year-end   adjustments.   Except  as  contemplated  in  the  Loan

Documents,  none of ATSC, the Borrower or any of its  Restricted  Subsidiaries

has any  material  obligations,  contingent  liabilities  or  liabilities  for taxes,  long  term  leases  or  material  or  unusual  forward  or  long  term commitments  which are not  reflected  in such  financial  statements  and the notes thereto.



      (g)   Litigation;  Adverse  Effects.  (i)  There  is  no  action,  suit,
            -----------------------------
proceeding,  investigation  of any Governmental  Authority or arbitration,  at law or in equity, or before or by any Governmental Authority,  pending, or, to the best knowledge of the Borrower,  threatened  against ATSC, the Borrower or any Subsidiary of the Borrower or any property of any of them,  which would be reasonably  expected  to  (A)  result  in any  Material  Adverse  Effect,  (B)

materially  and  adversely  affect the ability of any party to any of the Loan

Documents  to  perform  its  obligations  thereunder,  or (C)  materially  and adversely  affect the ability of the  Borrower to perform its  Obligations  or the Lenders' ability to enforce such Obligations.



                                       61
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      (ii) None of ATSC,  the  Borrower or any  Subsidiary  of the Borrower is

(A)  in  violation  of  any  applicable  law  which  violation  has  or  might reasonably be expected to have a Material  Adverse  Effect,  or (B) subject to or in default with respect to any final judgment,  writ,  injunction,  decree,

order, rule or regulation of any court or Governmental  Authority which has or might have a Material  Adverse Effect.  There is no action,  suit,  proceeding or  investigation  pending or, to the  knowledge of the  Borrower,  threatened against or  affecting  ATSC,  the Borrower or any  Subsidiary  of the Borrower

challenging the validity or the enforceability of any of the Loan Documents.



      (h)   No  Material  Adverse  Change.  There has  occurred no event since
            -----------------------------
February 3,  2001,  which  has or  would  be  reasonably  expected  to  have a

Material Adverse Effect.



      (i)   Payment of Taxes.  All tax  returns  and  reports of each of ATSC,
            ----------------
the  Borrower   and  its   Subsidiaries   required  to  be  filed   (including

extensions),  have been timely  filed,  and all taxes,  assessments,  fees and other charges of Governmental  Authorities thereupon and upon their respective properties,  assets,  income and franchises which are shown on such returns as being  due and  payable,  have been paid  when due and  payable,  except  such taxes,  if any, that are reserved  against in accordance with GAAP, such taxes which are not yet delinquent,  such taxes which are payable in installments so long as paid before any penalty  accrues with  respect  thereto and such taxes as are being contested in good faith by appropriate proceedings.



      (j)   Material  Adverse  Agreements.  None of ATSC,  the Borrower or any
            -----------------------------
of its Subsidiaries is a party to or subject to any Contractual  Obligation or other  restriction  contained  in its  charter or  By-laws  which has or would reasonably be expected to have a Material  Adverse  Effect after giving effect to the consummation of the transactions  contemplated in the Loan Documents or otherwise.



      (k)   Securities  Activities.  None of ATSC,  the Borrower or any of its
            -----------------------
Subsidiaries  is engaged in the business of  extending  credit for the purpose of purchasing or carrying any Margin Stock and the Borrower  shall not use the proceeds  of any Loan in  violation  of  Regulation  T, U or X of the  Federal

Reserve Board.



      (l)   Disclosure.  Subject to changes in facts or  conditions  which are
            ----------
required  or  permitted  under  this  Agreement,   the   representations   and

warranties of ATSC and the Borrower  contained in the Loan Documents,  and all certificates  and other  documents  delivered to the  Administrative  Agent in connection therewith,  taken as a whole do not contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the  statements  contained  herein or therein,  in light of the  circumstances under which they were made, not misleading.



      (m)   Patents,  Trademarks,  Permits,  Etc. The Borrower and each of its
            ------------------------------------
Restricted  Subsidiaries  owns,  is licensed or otherwise has the lawful right to use, or has all permits and other  approvals of  Governmental  Authorities,

patents,  trademarks,  service  marks,  trade names,  copyrights,  technology,

know-how and  processes  used in or necessary  for the conduct of its business as  currently  conducted  which  are  material  to  its  financial  condition,



                                        62
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business,  operations,  assets  and  prospects,  individually  or  taken  as a

whole.   The  use  of  such  permits  and  other   approvals  of  Governmental

Authorities,  patents,  trademarks,  service  marks trade  names,  copyrights,

technology,  know-how and  processes  by the  Borrower or any such  Subsidiary does not  infringe  on the rights of any  Person,  subject to such  claims and infringements  the  existence  of  which  do not  have or are  not  reasonably expected to have a Material Adverse Effect.  The transactions  contemplated by the Loan  Documents  will not impair the  ownership of or rights under (or the license  or  other  right  to  use,  as the  case  may  be)  any  permits  and governmental  approvals,  patents,  trademarks,  service  marks,  trade names,

copyrights,  technology,  know-how or  processes  by the  Borrower or any such

Subsidiary in any manner which has or might have a Material Adverse Effect.



      (n)   Environmental  Matters.  To the best of the Borrower's  knowledge,
            ----------------------
the operations of the Borrower and its Restricted  Subsidiaries  comply in all material  respects  with  all  applicable  environmental,  health  and  safety

Requirements  of Law  except  where any  failure  to comply is not  reasonably likely to have a Material  Adverse Effect,  and that no notice has been served on the Borrower or any of its Restricted Subsidiaries.



      (o)   ERISA.  Each Plan is in compliance  in all material  respects with
            -----
its terms and with ERISA,  the Code and any  applicable  law.  Each Plan which is intended to be qualified  under Section  401(a) of the Code is so qualified and has received a  determination  letter to that effect,  or will promptly be submitted to the IRS for a determination  that it is so qualified and that the trust  related  to any such  Plan is  exempt  from  Federal  income  tax under

Section  501(a) of the Code as currently  in effect.  Neither the Borrower nor any ERISA Affiliate has breached any of the  responsibilities,  obligations or duties  imposed  on it by ERISA or  regulations  promulgated  thereunder  with respect to any Plan which  breach would have or would be  reasonably  expected to  have  a  Material  Adverse  Effect.  No  Benefit  Plan  has  incurred  any accumulated  funding deficiency (as defined in Sections 302(a)(2) of ERISA and

412(a) of the Code) or is reasonably likely to have such a deficiency  whether or not waived  which  would  have or would be  reasonably  expected  to have a

Material Adverse Effect,  and no application for a funding waiver or extension of any  amortization  period pursuant to Section 412 of the Code has been made with respect to any Plan.  None of the  Borrower,  any ERISA  Affiliate or any

fiduciary  of any Plan which is not a  Multiemployer  Plan has taken or failed to take any action which would  constitute  or result in a  Termination  Event that would have or would be  reasonably  expected  to have a Material  Adverse

Effect.  There are no  premium  payments  which  have  become  due to the PBGC which  are  unpaid.  Neither  the  Borrower  nor any ERISA  Affiliate  has (i)

failed to make a required  contribution  or payment  to a  Multiemployer  Plan which would have or would be  reasonably  expected to have a Material  Adverse

Effect or (ii) made a complete or partial  withdrawal  under  Section  4203 or

4205  of  ERISA  from a  Multiemployer  Plan  which  would  have or  would  be reasonably  expected to have a Material  Adverse Effect.  Neither the Borrower nor any ERISA  Affiliate  has  failed to make a  required  installment  or any other  required  payment  under  Section  412 of the Code on or before the due date for  such  installment  or other  payment  which  would  have or would be reasonably  expected to have a Material  Adverse Effect.  Neither the Borrower nor any ERISA  Affiliate  is  required to provide  security to a Benefit  Plan under Section  401(a)(29) of the Code due to a Plan  amendment that results in an increase in current liability for, the plan year.




                                         63
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      (p)   Restricted   Subsidiaries.   As  of  the   Effective   Date,   the
            -------------------------
Restricted  Subsidiaries  of the  Borrower  are those  set forth on  Schedule
                                                                     --------
5.01(p).
-------



      5.02. Subsequent  Funding  Representations  and Warranties.  In order to
            ----------------------------------------------------
induce  the  Lenders  to make any Loans  after  the  Effective  Date,  and the

Issuing Banks to issue Letters of Credit,  the Borrower hereby  represents and warrants to each Lender, each Issuing Bank, and the Administrative  Agent that the  statements  set forth in Section  5.01  (except  to the extent  that such
                              -------------
statements  expressly  are made  only as of the  Effective  Date),  are  true,

correct and complete in all material  respects as though made on and as of the

Funding Date in respect of each  Borrowing  after the  Effective  Date and the date of  issuance of each  Letter of Credit,  except that the  representations and warranties  need not be true and correct to the extent that changes in the facts and  conditions on which such  representations  and warranties are based are required or permitted under this Agreement.



                                      64
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                                  ARTICLE VI

                             Reporting Covenants
                             -------------------


      6.01. Financial  Statements.  So long as the  Borrower  shall  have  any
            ---------------------
Obligation or any Lender shall have any Commitment  hereunder or any Letter of

Credit  shall be  outstanding,  the  Borrower  shall  maintain  or cause to be maintained a system of accounting  established and  administered in accordance with sound  business  practices  and  consistent  with past practice to permit preparation of financial  statements in conformity  with GAAP, and each of the financial  statements  described  below shall be prepared from such system and records.  The  Borrower  shall  deliver  or  cause  to  be  delivered  to  the

Administrative Agent (with a sufficient number of copies for each Lender):



      (a)   As soon as practicable,  and in any event within 45 days after the end of each of ATSC's first three fiscal quarters on a consolidated  basis for

ATSC, the Borrower and its Restricted  Subsidiaries,  a balance sheet,  income statement and cash flow  statement for such fiscal  quarter and a year-to-date balance sheet,  income statement and cash flow statement of ATSC, the Borrower and its  Restricted  Subsidiaries,  and a report  identifying  the  Restricted

Subsidiaries  of the  Borrower  and any  Unrestricted  Subsidiaries  that have become Restricted  Subsidiaries since the date of the most recent such report,

all certified by a Responsible Officer;



      (b)   As soon as practicable,  and in any event within 90 days after the end of each Fiscal Year, annual financial  statements on a consolidated  basis for ATSC,  the Borrower and its  Subsidiaries,  consisting of a balance sheet,

income statement and cash flow statement,  certified without  qualification by the firm of independent  certified public  accountants of recognized  national standing  regularly  retained  by ATSC and  acceptable  to the  Administrative

Agent,  and  accompanied by such firm's  certification  that, in the course of

its  audit   (conducted  in  accordance  with  generally   accepted   auditing

standards),  it obtained no  knowledge  that an Event of Default or  Potential

Event of  Default  has  occurred  as a  result  of a  violation  of any of the covenants set forth in Article IX;



      (c)   As soon as practicable,  and in any event within 45 days after the end of each Fiscal Year, on a  consolidated  basis for ATSC,  the Borrower and its  Subsidiaries,  detailed  financial  projections  for the Fiscal Year next succeeding such Fiscal Year,  including a written explanation of the principal assumptions made with respect thereto;



      (d)   (i)  Together  with  each  delivery  of the  financial  statements pursuant to paragraphs  (a)(i) and (b) above, a Compliance  Certificate of the

Borrower  substantially  in the form of Exhibit  6.01(d)(i),  stating that the
                                        -------------------
executive   officers  signatory  thereto  have  reviewed  the  terms  of  this

Agreement and the  Collateral  Documents,  and have made, or caused to be made under their  supervision,  a review in reasonable  detail of the  transactions and  condition  of the Borrower and its  Subsidiaries,  during the  accounting period  covered by such  financial  statements,  and that such  review has not disclosed the existence  during or at the end of such accounting  period,  and that the  signers do not have  knowledge  of the  existence  as at the date of such  certificate,  of any  condition or event which  constitutes  an Event of

Default or  Potential  Event of Default,  or, if any such  condition  or event



                                         65
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existed or exists,  specifying the nature and period of existence  thereof and what  action the  Borrower  has taken,  is taking  and  proposes  to take with respect thereto;  provided,  however, that Attachment 2 to Exhibit 6.01(d)(i),
                                                           ------------------
need not be included in the Compliance  Certificate provided together with the financial  statements  delivered  pursuant to paragraph (a) above and (ii) not later than 45 days after the end of each fiscal quarter  (including the fourth fiscal  quarter),  a Pricing Ratio  Certificate,  substantially in the form of

Exhibit 6.01(d)(ii) (a "Pricing Ratio  Certificate"),  calculating the Pricing
------------------
Ratio  for the four  consecutive  fiscal  quarters  ending  with  such  fiscal quarter.



      (e)   Promptly upon ATSC or the Borrower obtaining  knowledge (A) of any condition or event which  constitutes  an Event of Default or Potential  Event of  Default,  (B) of any  condition  or event  which  constitutes  an event of default or which,  with the  giving of notice or lapse of time or both,  would constitute an event of default under the Convertible  Debenture Indenture,  or

(C) of any  condition  or event  which has or in the  Borrower's  judgment  is likely to have a Material  Adverse  Effect,  a  certificate  of a  Responsible

Officer  specifying  the nature and period of existence of any such  condition or event,  or  specifying  the notice  given or action  taken by any lender or holder of any Convertible  Debentures and the nature of such claimed  default,

Event of Default,  Potential  Event of Default,  event or condition,  and what action the  Borrower  has taken,  is taking and  proposes to take with respect thereto;



      (f)   (A) Promptly after  learning  thereof,  notice of the  institution of, or threat of, any action, suit, proceeding,  governmental investigation or arbitration  against  or  affecting  ATSC,  the  Borrower  or  any  Restricted

Subsidiary of the Borrower  involving claims in excess of $10,000,000,  or any

Property of ATSC,  the Borrower or any  Restricted  Subsidiary of the Borrower

valued in excess of $10,000,000  except, in each case, where the same is fully covered  by  insurance  (other  than any  applicable  deductible)  or has been previously  disclosed in writing by the  Borrower and of any material  adverse change in any existing action, suit,  proceeding,  governmental  investigation or  arbitration;  and  (B)  promptly  upon  learning  thereof,  notice  of any investigation  or  proceeding  before or by any  Governmental  Authority,  the effect of which might  limit,  prohibit or restrict  materially  the manner in which  it  currently  conducts  its  business  or  to  declare  any  substance contained in the products  manufactured  or distributed by it to be dangerous,

if such declaration is reasonably likely to have a Material Adverse Effect;



      (g)   As soon as possible,  and in any event  within ten  Business  Days after either the Borrower or any ERISA  Affiliate  knows or has reason to know that a Termination  Event has occurred,  a written  statement of a Responsible

Officer of the Borrower  describing such Termination  Event and the action, if any,  which the  Borrower  or such ERISA  Affiliate  has  taken,  is taking or proposes to take with  respect  thereto,  and when known,  any action taken or threatened by the IRS, DOL or PBGC with respect thereto;



      (h)   Promptly  upon,  and in any event within ten Business  Days after,

receipt by the  Borrower  or an ERISA  Affiliate  of the PBGC's  intention  to terminate  a  Benefit  Plan or to have a trustee  appointed  to  administer  a

Benefit Plan, copies of each such notice;



                                      66
================================================================================




      (i)   Promptly  upon,  and in any event within ten Business  Days after,

receipt  by  the  Borrower  or  any  ERISA   Affiliate   of  any   unfavorable

determination  letter from the IRS regarding the qualification of a Plan under

Section 401(a) of the Code, copies of such letter;



      (j)   Promptly  upon,  and in any event within ten Business  Days after,

receipt  by  the   Borrower  or  an  ERISA   Affiliate  of  a  notice  from  a

Multiemployer  Plan regarding the imposition of withdrawal  liability,  copies of each such notice;



      (k)   (i) Promptly  upon,  and in any event  within ten  Business  Days,

after the Borrower or any ERISA Affiliate  knows (A) a Multiemployer  Plan has been  terminated,  (B) the  administrator  or plan sponsor of a  Multiemployer

Plan  intends  to  terminate  a  Multiemployer  Plan,  or  (C)  the  PBGC  has instituted  or will  institute  proceedings  under  Section  4042 of  ERISA to terminate a Multiemployer  Plan a notification of such information;  (ii) with reasonable promptness,  and in any event within thirty (30) days thereof, give notice to the Agent of (a) the  establishment  of any new Plan  (which  notice shall include a copy of such Plan),  (b) the  commencement of contributions to any  Plan  to  which  the  Borrower  or any of its  ERISA  Affiliates  was not

previously  contributing,  (c) any  material  increase in the  benefits of any existing  Plan, (d) each funding waiver request filed with respect to any Plan and  all  communications  received  or  sent  by the  Borrower  or  any  ERISA

Affiliate  with respect to such request and (e) the failure of the Borrower or any ERISA  Affiliate to make a required  installment  or payment under Section

302 of ERISA or Section  412 of the Code by the due date;  and (iii)  promptly and in any event within  fifteen (15) days of becoming aware of the occurrence or  forthcoming  occurrence  of any (a)  Termination  Event  or (b)  nonexempt

"prohibited  transactions," as such term is defined in Section 406 of ERISA or

Section 4975 of the Code,  in  connection  with any Plan or any trust  created thereunder,  deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA  Affiliate  has taken,  is taking or proposes to take with respect  thereto and, when known,  any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;



      (l)   Such other  information  respecting  the  financial  condition  of

ATSC,  the Borrower or any  Restricted  Subsidiary of the Borrower,  business,

operations,  assets,  performance or prospects as the Administrative  Agent or the Requisite  Lenders may, from time to time,  reasonably  request  including financial  projections and including monthly balance sheets, income statements and cash flow statements;



      (m)   On  a  timely  basis   consistent   with  the   Borrower's   legal

obligations  to release such  materials,  copies of all financial  statements,

reports and notices,  if any, sent or made available generally by the Borrower to the  holders  of its  publicly-held  Securities  or sent or made  available generally to a holder of any  Convertible  Debentures or the trustee under the

Convertible  Debenture Indenture or filed with the Commission and of all press releases  made  available  generally by the Borrower to the public  concerning material developments in the business of the Borrower;



      (n)   Upon  the  request  of the  Administrative  Agent  or any  Lender,

copies  of any  management  reports  prepared  by the  Borrower's  independent certified public accountants in connection with the annual audit;



                                        67
================================================================================




      (o)   As soon as  available,  but in any  event  no  later  than 15 days after  the  end of  each  fiscal  month  of the  Borrower,  a  Borrowing  Base

Certificate  of the  Borrower  dated as of the last day of such  fiscal  month with  appropriate  insertions  and  attachments  certified  by  a  Responsible

Officer;



(p)   Promptly upon sending or receiving copies, any and all management letters and correspondence relating to management letters, sent or received by the Borrower to or from the Borrower's independent certified public accountants, and



(q)   Promptly  upon,  and in any event within ten Business Days after receipt by the  Borrower  or any  Restricted  Subsidiary,  of notice  from any entity,

governmental  body,  or  individual  claiming  any  violation  of any material environmental,  health and safety Requirements of Law or requiring  compliance with any material  environmental,  health and safety  Requirements  of Law, or demanding  payment of or  contribution  for damages  regarding the Borrower or any  of its  Restricted  Subsidiaries  related  in  any  way  to any  material environmental, health and safety Requirements of Law.



                                     68
================================================================================


                                 ARTICLE VII

                            Affirmative Covenants
                            ---------------------


      The Borrower  covenants  and agrees  that,  on and after the date hereof and so long as any Lender  shall have any  Commitment  hereunder or any Letter of Credit shall be  outstanding  hereunder and until payment in full of all of the Obligations:



      7.01. Corporate  Existence,  Etc.  The Borrower  shall,  and shall cause
            ---------------------------
ATSC and each of its  Restricted  Subsidiaries  to, at all times  maintain its corporate  existence and preserve and keep in full force and effect its rights and franchises except as permitted under Section 8.08.



      7.02. Corporate  Powers,  Etc. The Borrower shall,  and shall cause ATSC
            -----------------------
and  each  Restricted  Subsidiary  of the  Borrower  to,  qualify  and  remain qualified  to do  business  in each  jurisdiction  in which the  nature of its business requires it to be so qualified,  except in those  jurisdictions where the failure to so qualify  does not have or would not  reasonably  be expected to have a Material Adverse Effect.



      7.03. Compliance  with Laws.  The Borrower  shall,  and shall cause ATSC
            ---------------------
and  each   Restricted   Subsidiary  of  the  Borrower  to,  comply  with  all

Requirements  of  Law,  and  all  restrictive  covenants  affecting  it or its business,  properties,  assets or  operations,  where the failure so to comply would reasonably be expected to have Material Adverse Effect.



      7.04. Payment of Taxes and Claims.  The Borrower shall,  and shall cause
            ---------------------------
ATSC and each Restricted  Subsidiary of the Borrower,  to pay (a) all material taxes,  assessments and other  governmental  charges imposed upon it or on any of its properties or assets or in respect of any of its franchises,  business,

income or  property  before any  material  penalty or  interest  in a material amount  accrues  thereon,  and (b) all  claims  (including  claims  for labor,

services,  materials and supplies) for sums, material in the aggregate,  which have  become due and payable and which by law have or may become a Lien (other than a Customary  Permitted Lien) upon any of its properties or assets,  prior to the time when any material  penalty or fine shall be incurred  with respect thereto;  provided that no such taxes,  assessments and  governmental  charges referred  to in clause  (a) above or claims  referred  to in clause  (b) above need be paid if  being  contested  in good  faith by  appropriate  proceedings instituted and diligently  conducted and if such reserve or other  appropriate provision,  if any, as shall be required  in  conformity  with GAAP shall have been made therefor.



      7.05. Maintenance  of  Properties;  Insurance.  The  Borrower  shall and
            ----------------------------------------
shall cause ATSC and each  Restricted  Subsidiary of the Borrower to, maintain or cause  to be  maintained  in good  repair,  working  order  and  condition,

excepting  ordinary wear and tear and damage due to casualty or  condemnation,

all Property  material to its operations and will make or cause to be made all appropriate repairs,  renewals and replacements thereof,  consistent with past practice.  The  Borrower  shall,  and  shall  cause  each  of  its  Restricted

Subsidiaries  to,  maintain  such  insurance as it may be required to maintain under its leases and other contracts and, to the extent not inconsistent  with such  requirements,  shall also  maintain  with  financially  sound  insurance companies,  insurance  policies and  programs  against loss or damage by fire,


                                       69
================================================================================



theft,  burglary,  pilferage  and loss in  transit,  together  with such other hazards as is  reasonably  consistent  with  prudent  industry  practice,  and maintain  product  and  other  liability  insurance  consistent  with  prudent industry practice with financially sound insurance companies.



      7.06. Inspection  of  Property;  Books  and  Records;  Discussions.  The
            ------------------------------------------------------------
Borrower  shall,  and shall cause ATSC and each  Restricted  Subsidiary of the

Borrower to,  permit (a) any  authorized  representative(s)  designated by the

Administrative  Agent to visit and  inspect any of its  properties,  including financial  and  accounting  records,  and to make  copies  and  take  extracts therefrom,  and to  discuss  its  affairs,  finances  and  accounts  with  its officers, employees,  representatives,  agents or independent certified public accountants,  all upon  reasonable  notice and at such  reasonable time and as often as may be reasonably  requested and (b) the Administrative Agent and its representatives  to perform  collateral audits with respect to the Credit Card

Accounts,  Inventory  and  Eligible  Fixed  Assets  of the  Borrower  and  the

Subsidiary  Guarantors,  provided that,  unless an Event of Default shall have occurred and be continuing,  the Administrative  Agent shall have the right to perform  or cause to be  performed  only one such  collateral  audit per year.

Each such  visitation,  inspection or collateral audit made by or on behalf of the  Administrative  Agent shall be at the  Borrower's  expense.  The Borrower will keep proper  books of record and account in which  entries in  conformity with GAAP shall be made to  prepare  the  financial  statements  described  in

Section 6.01 and to satisfy all Requirements of Law.
------------



      7.07. Labor  Matters.  The  Borrower  shall  notify  the  Administrative
            --------------
Agent in writing,  promptly,  of any  material  labor  dispute to which it may become a party, any strikes or walkouts  relating to any of its facilities and the  expiration of any labor contract to which it is a party or by which it is bound.



      7.08. Maintenance  of Permits.  The Borrower  shall obtain and maintain,
            -----------------------
and shall cause each of its  Restricted  Subsidiaries  to obtain and maintain,

in full  force and  effect  all  Permits  or other  rights  necessary  for the operation  of its  business,  except  where the  failure to obtain or maintain such Permits or rights would not have or would not  reasonably  be expected to have a Material Adverse Effect.



      7.09. ERISA.  The  Borrower  shall  establish,  maintain and operate and
            ------
cause each of its ERISA  Affiliates  to establish,  maintain and operate,  all

Plans in all  material  respects in  compliance  with their terms and with the applicable provisions of ERISA, the Code, and all other Requirements of Law.



      7.10. Pledge of  After-Acquired  Property;  Additional  Guarantors.  (a)
            ------------------------------------------------------------
With respect to any property  acquired  after the Effective  Date by ATSC, the

Borrower or any of the  Subsidiary  Guarantors  (other  than (x) any  property described in paragraph  (b), (c) or (d) below,  (y) any property  subject to a

Lien expressly  permitted by Section  8.02(b)(iv) and (z) property acquired by
                             --------------------
any Foreign Subsidiary) as to which the Administrative  Agent, for the benefit of the Lenders,  does not have a perfected  Lien, the Borrower shall, or shall cause ATSC or the relevant Subsidiary  Guarantors to, promptly (i) execute and deliver  to  the  Administrative  Agent  such  amendments  to  the  Collateral

Documents or such other documents as the Administrative  Agent deems necessary or  advisable  to grant to the  Administrative  Agent,  for the benefit of the

Lenders,  a  security  interest  in such  property  and (ii) take all  actions



                                       70
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necessary or advisable to grant to the  Administrative  Agent, for the benefit of  the  Lenders,  a  perfected  first  priority  security  interest  in  such

property,   including  the  filing  of  Uniform   Commercial   Code  financing

statements  in  such  jurisdictions  as may  be  required  by  the  Collateral

Documents or by law or as may be requested by the Administrative Agent.



      (b)   With  respect to any fee interest in any real  property  having an appraised value (together with  improvements  thereof) of at least  $1,000,000 acquired  after  the  Effective  Date  by  ATSC,  the  Borrower  or any of the

Subsidiary  Guarantors  (other  than (x) any such real  property  subject to a

Lien  expressly  permitted  by  Section  8.02(b)(iv)  and  (z)  real  property
                                --------------------
acquired by any Foreign  Subsidiary),  the Borrower shall, or shall cause ATSC or the relevant  Subsidiary  Guarantors to, promptly (i) execute and deliver a first  priority  mortgage,  in  favor  of the  Administrative  Agent,  for the benefit of the Lenders,  covering such real property, (ii) if requested by the

Administrative  Agent,  provide  the  Lenders  with  (x)  title  and  extended coverage  insurance covering such real property in an amount at least equal to the  purchase  price of such real  property  (or such other amount as shall be reasonably  specified by the  Administrative  Agent) as well as a current ALTA survey  thereof,  together with a surveyor's  certificate and (y) any consents or estoppels  reasonably  deemed necessary or advisable by the  Administrative

Agent  in  connection  with  such  mortgage  or  deed  of  trust,  each of the foregoing in form and substance reasonably  satisfactory to the Administrative

Agent and (iii) if  requested  by the  Administrative  Agent,  deliver  to the

Administrative  Agent legal opinions  relating to the matters described above,

which opinions shall be in form and  substance,  and from counsel,  reasonably satisfactory to the Administrative Agent.



      (c)   With  respect  to any  new  Restricted  Subsidiary  (other  than a

Foreign Subsidiary or a Nonmaterial  Domestic  Subsidiary) created or acquired

(or any  Subsidiary  which ceases to be a Nonmaterial  Domestic  Subsidiary in accordance with the definition  thereof) after the Effective Date by ATSC, the

Borrower or any of its Restricted  Subsidiaries,  the Borrower shall, or shall cause ATSC or the relevant  Restricted  Subsidiaries  to, promptly (i) execute and deliver to the  Administrative  Agent such  amendments  to the  Collateral

Documents and UCC-1  financing  statements as the  Administrative  Agent deems necessary or advisable to grant to the  Administrative  Agent, for the benefit

of  the  Lenders,   a  perfected  first  priority  security  interest  in  the

Securities of such new Subsidiary  that are owned by ATSC, the Borrower or any

Subsidiary   Guarantor,   (ii)  deliver  to  the   Administrative   Agent  the

certificates,  if any,  representing  such  Securities,  together with undated stock powers,  in blank,  executed and delivered by a duly authorized  officer of ATSC, the Borrower or such Subsidiary Guarantor,  as the case may be, (iii)

cause such new  Subsidiary  (A) to become a party to the  Subsidiary  Guaranty and Collateral  Agreement,  (B) to take such actions necessary or advisable to grant to the  Administrative  Agent for the benefit of the Lenders a perfected

first  priority  security   interest  in  the  Collateral   described  in  the

Subsidiary  Guaranty  and  Collateral  Agreement  with  respect  to  such  new

Subsidiary,   including  the  filing  of  Uniform  Commercial  Code  financing statements  in  such  jurisdictions  as may  be  required  by  the  Subsidiary

Guaranty  and  Collateral  Agreement  or by law or as may be  requested by the

Administrative  Agent  and  (C) to  deliver  to  the  Administrative  Agent  a certificate of such  Subsidiary of the type  described in Section  4.01(a)(ix)
                                                          --------------------
in form and substance  satisfactory to the  Administrative  Agent, and (iv) if requested by the Administrative  Agent,  deliver to the  Administrative  Agent legal opinions relating to the matters  described above,  which opinions shall




                                    71
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be in form and substance,  and from counsel,  reasonably  satisfactory  to the

Administrative Agent.



      (d)   With  respect to any new  Foreign  Subsidiary  created or acquired after  the  Effective  Date by ATSC,  the  Borrower  or any of the  Subsidiary

Guarantors,   the  Borrower  shall,  or  shall  cause  ATSC  or  the  relevant

Subsidiary   Guarantors   to,   promptly   (i)  execute  and  deliver  to  the

Administrative  Agent  such  amendments  to the  Collateral  Documents  as the

Administrative   Agent  deems   necessary   or   advisable  to  grant  to  the

Administrative  Agent,  for the  benefit of the  Lenders,  a  perfected  first priority  security  interest in the Securities of such new Subsidiary  that is owned by ATSC, the Borrower or any Subsidiary  Guarantor  (provided that in no event shall more than 65% of the total  outstanding  voting equity  Securities of any such new Subsidiary be required to be so pledged),  (ii) deliver to the

Administrative Agent the certificates,  if any,  representing such Securities,

together  with undated  stock  powers,  in blank,  executed and delivered by a duly authorized  officer of ATSC, the Borrower or such  Subsidiary  Guarantor,

as the case may be, and take such other action as may be necessary  or, in the opinion of the Administrative  Agent,  desirable to perfect the Administrative

Agent's   security   interest   therein,   and  (iii)  if   requested  by  the

Administrative  Agent,  deliver to the  Administrative  Agent  legal  opinions relating to the matters  described above,  which opinions shall be in form and substance,  and from counsel,  reasonably  satisfactory to the  Administrative

Agent.



      7.11. Further  Assurances.  At any time and from time to time,  upon the
            -------------------
Administrative  Agent's  request and at the expense of the Borrower,  promptly and duly  execute and deliver or cause to be executed  and  delivered  any and all further  instruments  and  documents  and take such further  action as the

Administrative  Agent may  reasonably  request  to effect  the  purpose of the

Collateral  Documents,  including,  without  limitation,  the  filing  of  any financing or  continuation  statements  under the Uniform  Commercial  Code in effect in any jurisdiction.




                                      72
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                                 ARTICLE VIII

                              Negative Covenants
                              ------------------


      The Borrower  covenants  and agrees  that,  on and after the date hereof and so long as any Lender  shall have any  Commitment  hereunder or any Letter of Credit shall be  outstanding  hereunder and until payment in full of all of the Obligations:



      8.01. Indebtedness.  The  Borrower  shall not, and shall not permit ATSC
            ------------
or any Restricted  Subsidiary to, create, incur, assume or otherwise become or remain  directly  or  indirectly  liable  with  respect  to any  Indebtedness,

except:



      (a)   the Obligations;



      (b)   Indebtedness  in the  form  of  bank  overdrafts  in the  ordinary course of business;



      (c)   (i)  Indebtedness  incurred  by the  Borrower  or  any  Restricted

Subsidiary to finance Capital  Expenditures and (ii) Capital Lease obligations of the Borrower or any Restricted Subsidiary;



      (d)   Indebtedness  in respect of  Accommodation  Obligations  permitted under Section 8.04;
      ------------


      (e)   Indebtedness   of  ATSC  to  the  Borrower   and  any   Restricted

Subsidiary in connection with any advances made pursuant to Section 8.03(b);
                                                             --------------



      (f)   Indebtedness  in respect of Interest  Rate  Contracts  and Foreign

Currency  Exchange  Contracts  entered into in the ordinary course of business and not for speculative purposes;



      (g)   subject to Section 8.03(d),  intercompany  Indebtedness  among the
                       ---------------
Borrower and its Restricted Subsidiaries;



      (h)   Indebtedness  arising out of Liens  permitted under clauses (iii),

(vi) and (ix) of Section 8.02(b);



      (i)   Indebtedness of ATSC under the Convertible Debentures;



      (j)   Permitted  Existing  Indebtedness  and  refinancings,  renewals or extensions  thereof  so long as the  principal  amount  of any such  Permitted

Existing  Indebtedness  is not  increased and the maturity date thereof is not accelerated as a result of any such  refinancing,  renewal or extension (other than by an  amount  equal  to the  amount  of fees  and  expenses  payable  in connection with such refinancing, renewal or extension);



      (k)   other   Indebtedness   of  the   Borrower   and   its   Restricted

Subsidiaries  not exceeding in the aggregate  principal  amount of $25,000,000 at any one time outstanding; and






                                            73
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      (l)   the Convertible Debentures Note.



      8.02. Sales of Assets; Liens.
            ----------------------


      (a)   Sales.  The  Borrower  shall not, and shall not permit ATSC or any
            -----
Restricted Subsidiary to, sell, assign,  transfer,  lease, convey or otherwise dispose  of,  any  properties  or  assets,  whether  now  owned  or  hereafter acquired, or any income or profits therefrom,  except among ATSC, the Borrower and any Restricted Subsidiary and except:



      (i)   sales of inventory  and subleases of real property in the ordinary course of business  (and with respect to such  subleases  consistent  with its past practices);



      (ii)  subleases  of  real  property  not  in  the  ordinary   course  of

business,  but only to the extent the aggregate annual rental payments accrued under all such subleases do not exceed $1,000,000;



      (iii) other  sales  of  assets,  including  the  sale of  Securities  of

Subsidiaries,  whether or not in the ordinary  course of  business,  having an aggregate  fair market value of not more than  $2,000,000  pursuant to any one single  disposition  or  $4,000,000  in  the  aggregate  pursuant  to  several dispositions in any one Fiscal Year;



      (iv)  sales or other dispositions of equipment that is obsolete,  unused or, in the  judgment  of the  Borrower,  no longer  best used or useful in its business or that of any Restricted Subsidiary;



      (v)   licenses  of  trademarks  to the extent  necessary  to maintain or protect  such  trademarks  in  jurisdictions  outside  the  United  States  of

America;



      (vi)  sales or dispositions of Cash Equivalents;



      (vii) licenses of  trademarks  to third  parties in exchange for royalty or other similar  payments made on an arms-length  basis for use in connection with products not marketed under such trademarks as of the date hereof;



      (viii) dispositions  of Credit Card  Accounts  and related  chattel paper and general  intangibles  in  connection  with a  Permitted  Receivables

Securitization;



      (ix)  Sales of Investments permitted under Section 8.03; and
                                                 -------------



      (x)   so long as no Event of  Default  shall have then  occurred  and be continuing  or would  result  therefrom,  transfer  of cash or  property in an amount  not  to  exceed  $1,000,000  for  each  Fiscal  Year  to a  charitable foundation established by the Borrower or ATSC;



provided,  that no disposition (other than transfers  permitted by clause (ix)

or (x)) in excess of  $1,000,000  shall be  permitted  unless  the price to be received  therefor  represents  the then  fair  market  value of the  asset or


                                  74
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property sold at the time of such  disposition  and (other than in the case of subleases or license  arrangements) at least 80% of the price is to be paid in cash at the closing of the disposition.



      (b)   Liens.  The  Borrower  shall not, and shall not permit ATSC or any
            -----
Restricted  Subsidiary to, create,  incur, assume or permit to exist, directly or indirectly, any Lien on or with respect to any of its Property except:



      (i)  Liens securing the Obligations;



      (ii)  Liens  upon the  interest  or title of a lessor  or  secured  by a lessor's  interest  under any lease under which the Borrower or any Restricted

Subsidiary  is the lessee and the interest of the lessee under any lease under which the Borrower or any Restricted Subsidiary is the lessor;



      (iii)  Customary Permitted Liens;



      (iv)  Liens  granted  by  the  Borrower  or  any  Restricted  Subsidiary

(including  the  interest  of a lessor  under a  Capital  Lease)  and Liens on

Property  existing at the time of  acquisition  thereof by the Borrower or any

Restricted  Subsidiary  securing  Indebtedness  permitted by Section  8.01(c),
                                                             ----------------
provided  that  such  Liens  are  limited  to the  assets  financed  with such

Indebtedness;



      (v) Liens on  Property  of any Person  existing  at the time such Person becomes a Restricted  Subsidiary securing  Indebtedness  permitted by Section
                                                                       -------
8.01;
----


      (vi)  Liens  with  respect  to  judgments  or  attachments  which do not result in an Event of Default or Potential Event of Default hereunder;



      (vii)  Permitted  Existing  Liens  and  any  extensions,   renewals  and

replacements  thereof  so long as (i) the  amount of the  obligations  secured thereby is not increased in  connection  with any such  extension,  renewal or replacement  and (ii) such Lien is limited  to the  property  subject  thereto prior to such extension, renewal or replacement;



      (viii) Liens in respect of Indebtedness  permitted  pursuant to Section
                                                                      -------
8.01(k); and
-------


      (ix) to the  extent  Indebtedness  secured  thereby is  permitted  to be extended,  renewed,  replaced or  refinanced,  a future Lien upon any Property which is subject to a Lien  described in clause  (vii)  above,  if such future

Lien  attaches  only  to  the  same  Property,  secures  only  such  permitted extensions,  renewals,  replacements or  refinancings  and is of like quality,

character and extent.



      8.03. Investments.  The  Borrower  shall not,  and shall not permit ATSC or any  Restricted  Subsidiary to, make or own,  directly or  indirectly,  any

Investment in any Person except:



      (a)   Investments by the Borrower or any  Restricted  Subsidiary in Cash

Equivalents;

                                       75
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      (b)   Investments   by  the  Borrower  or  any   Restricted   Subsidiary

resulting from advances to ATSC to fund any of the items set forth in Section
                                                                       -------
8.05(a);
-------



      (c)   Investments by ATSC in the Borrower;



      (d)   Investments by ATSC, the Borrower and Restricted  Subsidiaries  in

the  Borrower  or any other  Restricted  Subsidiaries,  provided  that,  after giving effect to such  Investment,  the aggregate then  outstanding  amount of all such Investments by the Borrower and the Subsidiary  Guarantors (including

Investments  in the nature of sales and transfers of assets for less than fair market value and Accommodation  Obligations) in Foreign Subsidiaries shall not

exceed   $10,000,000,   provided,   further,   that  the   conversion  of  any

Indebtedness owed to the Borrower or any Restricted  Subsidiary by any Foreign

Subsidiary  into equity of such Foreign  Subsidiary  shall not  constitute  an additional  Investment  in such  Foreign  Subsidiary  by the  Borrower or such

Restricted  Subsidiary  for  purposes  of  the  limitation  contained  in  the immediately preceding proviso;  notwithstanding the foregoing,  no Investments in  Foreign  Subsidiaries  shall be made upon the  occurrence  and  during the continuance of an Event of Default;



      (e)   Investments  in  joint  ventures  (in the  form  of  corporations,

partnerships or otherwise) and  Unrestricted  Subsidiaries in a maximum amount not  exceeding  $25,000,000  at any one  time  outstanding;  provided  that no

Investments  in joint  ventures and  Unrestricted  Subsidiaries  shall be made upon the occurrence and during the continuation of an Event of Default;



      (f)   Investments not exceeding  $10,000,000 at any one time outstanding in  respect  of loans to senior  executives  and key  employees  of ATSC,  the

Borrower  or any  Restricted  Subsidiary;  provided  that no such  Investments shall be made upon the occurrence and during the  continuation  of an Event of

Default;



      (g)   Investments  in the form of advance  payments to suppliers  not in excess of an aggregate amount of $20,000,000 outstanding at any one time;



      (h)   Investments in the form of any residual interest  participation in connection with a Permitted Receivables Securitization;



      (i)   the Convertible Debentures Note;



      (j)   other  Investments  by the Borrower or any  Restricted  Subsidiary

not in excess of an  aggregate  amount of  $2,500,000  outstanding  at any one time; and



      (k)   Investments  in  respect of  Interest  Rate  Contracts  or Foreign

Currency  Exchange  Contracts  entered into in the ordinary course of business and not for speculative purposes.



      8.04. Accommodation  Obligations.  The Borrower shall not, and shall not
            ---------------------------
permit ATSC or any  Restricted  Subsidiary  to, create or become or be liable,

directly or indirectly, with respect to any Accommodation Obligation except:



                                        76
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      (a)   guaranties  resulting from  endorsement of negotiable  instruments for collection in the ordinary course of business;



      (b)   obligations,   warranties   and   indemnities,   not  relating  to

Indebtedness  of any Person,  which have been or are undertaken or made in the ordinary  course  of  business  and not  for the  benefit  or in  favor  of an

Affiliate of the Borrower or such Subsidiary;



      (c)   guaranties  of  obligations  of ATSC,  the  Borrower or any of its

Restricted  Subsidiaries  in  connection  with the  leasing  or  financing  of materials handling equipment,  computer  equipment,  furniture and fixtures in the ordinary course of business;



      (d)   Accommodation   Obligations   arising  in   connection   with  the

Borrower's  agreement to provide one or more Letters of Credit  issued for the benefit of any joint venture to the extent permitted by Section 8.03(e);
                                                        ---------------


      (e)   with  respect  to  ATSC,  Accommodation   Obligations  arising  in

connection  with (i) the ATSC Guaranty (ii) the ATSC Pledge  Agreement,  (iii)

the  ATSC  Guarantee   Agreements  or  (iv)   Accommodation   Obligations  for

Indebtedness  of the  Borrower  or its  wholly-owned  Restricted  Subsidiaries permitted to be incurred under Section 8.01;
                               ------------


      (f)   Accommodation   Obligations  under  the  Subsidiary  Guaranty  and

Collateral Agreement; and



      (g)   guarantees  by the Borrower of  obligations  of AnnTaylor  Retail,

Inc., a Restricted  Subsidiary of the Borrower,  not relating to  Indebtedness

(other than Indebtedness  incurred in relation to clause (d) of the definition of Indebtedness  herein),  to third parties with respect to retail  operations of AnnTaylor  Retail,  Inc.,  entered into on an arm's length basis and in the ordinary course of business.



      8.05. Restricted  Payments.  The  Borrower  shall  not,  and  shall  not
            ----------  --------
permit  any of its  Restricted  Subsidiaries  or ATSC,  to declare or make any

Restricted Payment except:



      (a)   dividends  paid and declared in any Fiscal Year by the Borrower to

ATSC to fund (i) income and  franchise  taxes payable in such Fiscal Year owed by ATSC  pursuant  to the Tax  Sharing  Agreement  dated as of July  12,  1989 between ATSC and the Borrower;  (ii) other ordinary operating expenses of ATSC not in excess of  $500,000  in any  Fiscal  Year;  and (iii)  ATSC's  share of expenses incurred in connection with, any public offering of Common Stock;



      (b)   any  Restricted  Payment  made by any  Subsidiary  on its  capital stock;



      (c)   payments  by ATSC or the  Borrower  to  acquire  shares  of Common

Stock from employees of ATSC, the Borrower or any Restricted  Subsidiary in an

aggregate amount not exceeding $100,000 in any Fiscal Year;



      (d)   dividends  paid and  declared by the  Borrower to ATSC to fund (i)

any  redemption,  retirement,  sinking fund, or similar  payment,  purchase or other  acquisition  for  value,  direct or  indirect,  of any shares of Common


                                      77
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Stock of ATSC now or hereafter  outstanding  or (ii) any payment or prepayment of  principal  of,  premium,  if any,  or  interest  on,  and any  redemption,

purchase,  retirement  or  defeasance  of, or sinking fund or similar  payment with respect to the  Convertible  Debentures;  provided that (A) the aggregate consideration  paid  pursuant to this clause (d) shall not exceed  $50,000,000 per Fiscal Year and (B) immediately  prior to and after giving effect thereto,

no Potential  Event of Default or Event of Default  shall have occurred and be continuing; and



      (e)   payments  of  interest on the  Convertible  Debentures  by ATSC so long as no Potential  Event of Default or Event of Default shall have occurred and be continuing.



      8.06. Conduct  of  Business.  The  Borrower  shall  not,  and  shall not
            ---------------------
permit any of its  Restricted  Subsidiaries  to, engage in any business  other than (a) the  business  engaged in by the Borrower or such  Subsidiary  on the date hereof; and (b) any business activities  substantially similar or related thereto.



      8.07. Transactions  with  Affiliates.  The Borrower shall not, and shall
            ------------------------------
not  permit  ATSC or any  Restricted  Subsidiary  to,  at any time  after  the

Effective  Date  directly  or  indirectly  enter  into or  permit to exist any transaction  (including the purchase,  sale, lease or exchange of any property or the rendering of any service) with any of its  Affiliates on terms that are less  favorable  to it than  those  fair and  reasonable  terms  that might be obtained in a comparable  arms-length  transaction at the time;  provided that the foregoing  restriction  shall not apply to  transactions  among ATSC,  the

Borrower and its wholly-owned Restricted Subsidiaries,  customary fees paid to members  of the  Board  of  Directors  of the  Borrower  or ATSC  or  payments permitted  under  Section  8.03(f) or the business  contemplated  by the joint
                  ---------------
ventures permitted under Section 8.03(e).
                         ---------------



      8.08. Restriction on Fundamental Changes.
            ----------------------------------


      (a)   The  Borrower  shall  not,  and shall not  permit  any  Restricted

Subsidiary to, enter into any merger or consolidation,  or liquidate,  wind-up or  dissolve  (or suffer any  liquidation  or  dissolution),  discontinue  its business or convey,  lease,  sell,  transfer or  otherwise  dispose of, in one transaction  or series of  transactions,  all or any  substantial  part of its business  or  Property,  whether  now or  hereafter  acquired,  except  (i) as

otherwise   permitted  under  Section   8.02(a),   (ii)  that  any  Restricted
                              -----------------
Subsidiary  may  merge  into  or  convey,  sell,  lease  or  transfer  all  or substantially  all of its  assets  to, the  Borrower  or any other  Restricted

Subsidiary  (provided that if any such  Restricted  Subsidiary is a Subsidiary

Guarantor,  the  surviving  entity of any such  merger or the  entity to which such assets are conveyed,  sold, leased or transferred must be the Borrower or a  Subsidiary  Guarantor)  and  (iii)  that  nothing  contained  herein  shall prohibit the Borrower from  dissolving or liquidating any Subsidiary if in the reasonable  opinion of the Borrower's  senior  management such  dissolution or liquidation has no reasonable likelihood of having a Material Adverse Effect.



      (b)   The  Borrower   shall  not  and  shall  not  permit  ATSC  or  any

Restricted  Subsidiary to, amend its Certificate of  Incorporation  or By-Laws in a manner  that is in any way  adverse to the  rights of the  Administrative

Agent and the Lenders hereunder.



                                      78
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      8.09. ERISA.  The  Borrower  shall not,  and shall not permit any of its
            -----
ERISA  Affiliates  to, do any of the  following to the extent that such act or failure to act would in the  aggregate,  after  taking into  account any other such acts or failures to act, have a Material Adverse Effect.



      (a)   Engage,   or  permit  any  ERISA  Affiliate  to  engage,   in  any

prohibited  transaction described in Sections 406 of ERISA or 4975 of the Code for  which a  statutory  or class  exemption  is not  available  or a  private exemption has not been previously obtained from the DOL;



      (b)   permit to exist any accumulated  funding deficiency (as defined in

Sections 302 of ERISA and 412 of the Code), whether or not waived;



      (c)   terminate,  or  permit  any  ERISA  Affiliate  to  terminate,  any

Benefit Plan which would result in any  liability of the Borrower or any ERISA

Affiliate under Title IV of ERISA;



      (d)   fail,  or  permit  any  ERISA  Affiliate  to  fail,  to  make  any contribution  or payment to any  Multiemployer  Plan which the Borrower or any

ERISA  Affiliate may be required to make under any agreement  relating to such

Multiemployer Plan, or any law pertaining thereto;



      (e)   fail,  or permit any ERISA  Affiliate to fail, to pay any required installment or any other payment  required under Section 412 of the Code on or before the due date for such installment or other payment; or



      (f)   amend,  or permit any ERISA  Affiliate to amend,  a Plan resulting in an increase in current  liability  for the plan year such that the Borrower or any ERISA  Affiliate  is  required  to provide  security to such Plan under

Section 401(a)(29) of the Code.



      8.10. Sales  and  Leasebacks.  The  Borrower  shall  not,  and shall not
            ----------------------
permit any Restricted Subsidiary to, become liable,  directly or by way of any

Accommodation  Obligation,  with  respect to any lease,  whether an  Operating

Lease or a Capital  Lease,  of any  Property  whether  now owned or  hereafter acquired,  (a) which the  Borrower or any  Restricted  Subsidiary  has sold or transferred  or is to sell or transfer to any other  Person,  or (b) which the

Borrower or any such Restricted  Subsidiary  intends to use for  substantially the same  purposes  as any other  Property  which has been or is to be sold or transferred by that entity to any other Person in connection with such lease.



      8.11. Convertible Debentures and other Indebtedness.
            ----------------------------------------------


      (a)   No Change.  The Borrower  shall not, and shall not permit ATSC to,
            ---------
amend,  supplement  or modify the terms of the  Convertible  Debentures or the

Convertible  Debentures  Note (i)  which  relate  to  subordination,  interest

(including options to pay in kind),  principal,  tenor, extension of maturity,

payments in respect of  redemptions,  repurchases,  sinking  fund,  principal,

interest or other payments,  or the acceleration  thereof or any rescission of acceleration  or (ii) except if necessary to comply with the provisions of the

Trust  Indenture Act of 1939 or (iii) by making more  restrictive,  or adding,

covenants,  breaches,  defaults,  or events of default,  or (iv) by shortening


                                            79
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cure periods, or (v) if the benefits to the Borrower or the Administrative

Agent or the Lenders would thereby be in any material respect limited,

restricted or diminished.




      (b)   Notices.  The Borrower shall deliver to the Administrative Agent (i)
            -------
a copy of each notice or other written communication delivered by or on half of the Borrower to any trustee under the Convertible Debenture Indenture, such delivery to be made at the same time and by the same means as such notice or other written communication is delivered to such Person and (ii) a copy of each notice or other written communication received by the Borrower from the trustee under the  Convertible Debenture  Indenture,  such delivery to be made promptly after such notice or other written  communication is received by the Borrower.



      8.12. Margin  Regulations.  No  portion  of the  proceeds  of any credit
            -------------------
extended  under this  Agreement  shall be used in any manner which might cause the  extension  of credit  or the  application  of such  proceeds  to  violate

Regulation  T,  Regulation U or  Regulation X or any other  regulation  of the

Federal  Reserve  Board  or to  violate  the  Securities  Exchange  Act or the

Securities  Act,  in each  case as in  effect  on the  date or  dates  of such

Borrowing and such use of proceeds.



      8.13. Change of Fiscal Year.  The  Borrower  shall not change its Fiscal
            ---------------------
Year.



      8.14. Subsidiaries.  (a) The  Borrower  shall not  permit,  without  the
            ------------
consent of the  Administrative  Agent,  any  Unrestricted  Subsidiary to enter into any  Accommodation  Obligation with respect to any  Indebtedness of ATSC,

the Borrower or any  Restricted  Subsidiary or to grant or permit to exist any

Lien on its Property to secure any such Indebtedness.



      (b)   The  Borrower  shall  not,  and shall not  permit  any  Restricted

Subsidiary   to,  create  or  otherwise   become   effective  any   consensual

encumbrance  or  restriction  of any  kind on the  ability  of any  Restricted

Subsidiary to pay dividends or make any other distribution,  in respect of its stock or make any other  Restricted  Payment,  pay any  Indebtedness  or other

Obligation  owed to the  Borrower  or any other  Restricted  Subsidiary,  make loans  or  advances  or  other  Investments  in  the  Borrower  or  any  other

Restricted  Subsidiary  or  sell,  transfer  or  otherwise  convey  any of its

Property to the Borrower or any other Restricted Subsidiary.



      8.15. Consignment  of Title  Documents.  At any time at the  request  of
            --------------------------------
the  Administrative  Agent or the Requisite  Lenders after the  occurrence and during the continuation of an Event of Default,  the Borrower shall deliver or cause to be  delivered  to the  Administrative  Agent for the  benefit  of the

Lenders  any  title  or  similar  documents  (including,  without  limitation,

warehouse  receipts) in respect of goods  covered or  originally  covered by a

Letter of Credit (including any Existing Letter of Credit).



                                    80
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                                  ARTICLE IX

                             Financial Covenants
                             -------------------



      The Borrower  covenants  and agrees  that,  on and after the date hereof and so long as any  Lender  has any  Commitment  hereunder  or any  Letter  of

Credit shall be  outstanding  hereunder  and until  payment in full of all the

Obligations:



      9.01. Minimum   Tangible  Net  Worth.  The  Borrower  shall  not  permit
            -------------------------------
Tangible  Net Worth at the end of any  fiscal  quarter to be less than the sum of (a) $250,000,000  plus (b) 50% of Net Income for each fiscal quarter ending after  February 3, 2001 (without  deducting  from such  cumulative  amount the

amount  of  any  net  loss  incurred  in  any  such  fiscal   quarter   except

extraordinary   losses   associated  with  the  redemption  or  repurchase  of

Indebtedness).



      9.02. Leverage Ratio.  As of the end of each period of four  consecutive
            ---------------
fiscal  quarters  ending with the  applicable  fiscal quarter set forth below,

the  Borrower  shall not permit  the ratio of (a) the sum of (i)  Funded  Debt plus (ii) the product of (A) Rental  Expense for such period  times (B) six to

(b) EBITDAR for such  period to be greater  than the ratio set forth  opposite such fiscal quarter:



            Ending Quarter                                  Maximum Ratio
            --------------                                  -------------
      2nd   Quarter, Fiscal Year 2001                       3.50 to 1.00
      3rd   Quarter, Fiscal Year 2001                       3.50 to 1.00
      4th   Quarter, Fiscal Year 2001                       3.25 to 1.00
      1st   Quarter, Fiscal Year 2002                       3.25 to 1.00
      2nd   Quarter, Fiscal Year 2002                       3.25 to 1.00
      3rd   Quarter, Fiscal Year 2002                       3.25 to 1.00
      4th   Quarter, Fiscal Year 2002                       3.25 to 1.00
      1st   Quarter, Fiscal Year 2003
         and each fiscal quarter thereafter                 3.00 to 1.00



      9.03. Minimum  Fixed  Charge  Coverage  Ratio.  The  Borrower  shall not
            ----------------------------------------
permit the Fixed Charge  Coverage  Ratio,  as determined for and at the end of each period of four  consecutive  fiscal  quarters  ending with the applicable fiscal  quarter set forth below,  to be less than the ratio set forth opposite such fiscal quarter:



            Ending Quarter                                 Minimum Ratio
            ---------------                                --------------
      2nd   Quarter, Fiscal Year 2001                       1.15 to 1.00
      3rd   Quarter, Fiscal Year 2001                       1.15 to 1.00
      4th   Quarter, Fiscal Year 2001                       1.25 to 1.00
      1st   Quarter, Fiscal Year 2002                       1.30 to 1.00
      2nd   Quarter, Fiscal Year 2002                       1.30 to 1.00
      3rd   Quarter, Fiscal Year 2002                       1.35 to 1.00
      4th   Quarter, Fiscal Year 2002                       1.35 to 1.00
      1st   Quarter, Fiscal Year 2003
         and each fiscal quarter thereafter                 1.50 to 1.00


                                     81
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                                  ARTICLE X


                    Events of Default; Right and Remedies
                    -------------------------------------


      10.01.Events of Default.  Each of the following  occurrences shall
            -----------------
constitute an Event of Default under this Agreement:



      (a)   Failure to Make Payments When Due. (i) The Borrower  shall fail to
            ---------------------------------
pay when due any principal of any Loan or Reimbursement Obligation, or



      (ii)  the  Borrower  shall  fail  to pay  any  interest  on any  Loan or

Reimbursement  Obligation,  or any other Obligation  within the earlier of (A)

five  Business  Days after the same shall have  become due or (B) in the event that a  principal  or  interest  payment  shall be due  undser the terms of the

Convertible  Debenture  Indenture  within such five  Business Day period,  one

Business  Day  prior  to such  payment  date  in  respect  of the  Convertible

Debentures if the payments are due on the same date.



      (b)   Breach of  Certain  Covenants.  The  Borrower  shall fail duly and
            -----------------------------
punctually to perform or observe (or cause ATSC or any  Restricted  Subsidiary to perform or observe) any  agreement,  covenant or obligation  binding on the

Borrower, ATSC or any Restricted Subsidiary under Section 6.01(e)(A), Article
                                                   ---------------------------
VIII  or  Article  IX or  binding  on the  Borrower,  ATSC  or any  Subsidiary
----      ------------
Guarantor  under any  section of the  Collateral  Documents  for which a grace period is provided (which failure  continues after the expiration of any grace period specified under such section of the Collateral Documents).



      (c)   Breach  of  Representation  or  Warranty.  Any  representation  or
            ----------------------------------------
warranty  made  or  deemed  made  by the  Borrower,  ATSC  or  any  Subsidiary

Guarantor to the  Administrative  Agent, any Issuing Bank or any Lender herein or in any  of  the  other  Loan  Documents  or in  any  written  statement  or certificate  at  any  time  given  by the  Borrower,  ATSC  or any  Subsidiary

Guarantor  pursuant to any of the Loan Documents  shall be false or misleading in any material respect on the date as of which made or deemed made.



      (d)   Other  Defaults.  Either  the  Borrower,  ATSC  or any  Restricted
            ---------------
Subsidiary   shall  fail  duly  and  punctually  to  perform  or  observe  any agreement,  covenant or obligation  arising under this  Agreement or under any of the other Loan Documents (except those described in Sections 10.01(a), (b)
                                                       ----------------------
and (c)),  and such  failure  shall  continue  for 20 days (or, in the case of
--------
Loan  Documents  other  than  this  Agreement,  any  longer  period  of  grace expressly set forth therein).



      (e)   Default  as to  Other  Indebtedness.  ATSC,  the  Borrower  or any
            -----------------------------------
Restricted  Subsidiary  shall fail to make any  payment  when due  (whether by scheduled maturity,  required prepayment,  acceleration,  demand or otherwise)

on any Indebtedness of ATSC, the Borrower or any such  Subsidiary,  other than an Obligation,  if the aggregate amount of all such Indebtedness is $5,000,000 or more; or any breach,  default or event of default shall occur, or any other event shall occur or condition shall exist,  under any  instrument,  agreement or indenture  pertaining thereto,  if the effect thereof is to accelerate,  or permit the holder(s) of such  Indebtedness to accelerate,  the maturity of any


                                   82
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such  Indebtedness;  or any such Indebtedness  shall be declared to be due and payable  or  required  to be  prepaid  (other  than by a  regularly  scheduled required  prepayment prior to the stated maturity  thereof);  or the holder of any Lien (other than Liens upon property  leased to ATSC, the Borrower or such

Restricted  Subsidiary  which  were  created  by  the  landlord  prior  to the commencement of the lease), in any amount,  shall commence foreclosure of such

Lien upon property of ATSC, the Borrower or any Restricted  Subsidiary  having a value in excess of $5,000,000 in the aggregate.



      (f)   Involuntary  Bankruptcy;  Appointment  of  Receiver,  Etc.  (i) An
            ----------------------------------------------------------
involuntary  case  shall be  commenced  against  the  Borrower  or ATSC or any

Restricted Subsidiary,  and the petition shall not be dismissed within 60 days after  commencement  of  the  case,  or a  court  having  jurisdiction  in the premises  shall enter a decree or order for relief in respect of the  Borrower or ATSC  or any  Restricted  Subsidiary  in an  involuntary  case,  under  any applicable  bankruptcy,  insolvency or other similar law now or hereinafter in effect;  or any other  similar  relief shall be granted  under any  applicable federal, state or foreign law.



      (ii) A decree or order of a court  having  jurisdiction  in the premises

for  the  appointment  of  a  receiver,  liquidator,   sequestrator,  trustee,

custodian or other officer  having similar powers over the Borrower or ATSC or any Restricted  Subsidiary,  or over all or a substantial part of the property of the Borrower or ATSC or any Restricted Subsidiary,  shall be entered; or an interim  receiver,  trustee or other  custodian of the Borrower or ATSC or any

Restricted Subsidiary,  or of all or a substantial part of the property of the

Borrower  or  ATSC or any  Restricted  Subsidiary,  shall  be  appointed  or a warrant of attachment,  execution or similar  process  against any substantial part of the  property of the  Borrower or ATSC or any  Restricted  Subsidiary,

shall be issued and any such event  shall not be stayed,  vacated,  dismissed,

bonded or discharged within 60 days of entry, appointment or issuance.



      (g)   Voluntary Bankruptcy;  Appointment of Receiver,  Etc. The Borrower
            -----------------------------------------------------
or ATSC or any  Restricted  Subsidiary  shall have an order for relief entered with  respect  to it  or  commence  a  voluntary  case  under  any  applicable bankruptcy,  insolvency  or other  similar law now or hereafter in effect,  or shall consent to the entry of an order for relief in an  involuntary  case, or to the conversion of an involuntary  case to a voluntary case,  under any such law,  or shall  consent to the  appointment  of or taking of  possession  by a receiver,  trustee or other  custodian  for all or a  substantial  part of its property;  the Borrower or ATSC or any  Restricted  Subsidiary  shall make any assignment for the benefit of creditors or shall be unable or generally  fail,

or admit in writing its inability,  to pay its debts as such debts become due;

or the Board of Directors (or any  committee  thereof) of the Borrower or ATSC or any  Restricted  Subsidiary  adopts any  resolution  to approve  any of the foregoing.



      (h)   Judgments  and  Attachments.  Any  money  judgment  (other  than a
            ---------------------------
money  judgment  covered by  insurance,  but only if the insurer has  admitted

liability  with  respect  to  such  money   judgment),   writ  or  warrant  of

attachment,  or similar  process  involving in any case an amount in excess of

$5,000,000  shall be  entered or filed  against  the  Borrower  or ATSC or any

Restricted   Subsidiary   or  any  of  their   Property,   and  shall   remain

undischarged, unvacated, unbonded or unstayed for a period of 60 days.

                                     83
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      (i)   Dissolution.  Any  order,  judgment  or  decree  shall be  entered
            -----------
against  the  Borrower  or ATSC or any  Restricted  Subsidiary  decreeing  its involuntary  dissolution or split-up and such order shall remain  undischarged and  unstayed  for a period in excess of 60 days;  or the  Borrower or ATSC or any Restricted  Subsidiary  shall otherwise  dissolve or cease to exist except as permitted by Section 8.08.
                ------------



      (j)   Collateral  Documents;  Failure of Security or Subordination.  For
            -------------------------------------------------------------
any reason other than a release of Liens or the failure of the  Administrative

Agent and the  Lenders to take any action  unilaterally  available  to them to maintain the  perfection of the Liens  created in favor of the  Administrative

Agent pursuant to this Agreement and the Collateral Documents,  any Collateral

Document  ceases to be in full  force and  effect or any Lien  intended  to be created  thereby  ceases to be or is not valid and  perfected;  or any Lien in favor  of the  Administrative  Agent  contemplated  by this  Agreement  or any

Collateral  Document,  or the  subordination  provisions  of  the  Convertible

Debentures  shall,  at any time, be  invalidated  or otherwise  cease to be in full  force  and  effect;  or  any  such  Lien  or  any  Obligation  shall  be subordinated  or shall not have the priority  contemplated  by this Agreement,

the Collateral Documents or such subordination provisions, for any reason.



      (k)   Change in Control.  (i) Any Change in Control  shall occur or (ii)
            -----------------
ATSC  shall  cease  to own all of the  outstanding  equity  Securities  of the

Borrower.



      (l)   ERISA  Liabilities.  Any Termination Event occurs which will or is
            ------------------
reasonably  likely to subject  either the Borrower or an ERISA  Affiliate to a liability  which will or is  reasonably  expected  to have a Material  Adverse

Effect.



      An Event of Default shall be deemed  "continuing"  until cured or waived in writing in accordance with Section 12.08.
                              -------------



      10.02.Rights and Remedies.
            -------------------


      (a)   Acceleration.   Upon  the  occurrence  of  any  Event  of  Default
            ------------
described in Section  10.01(f) or 10.01(g) with respect to the  Borrower,  the
             ----------------------------
Commitments  shall  automatically  and  immediately  terminate  and the unpaid principal  amount  of and any and all  accrued  interest  on the Loans and all

Letter of Credit  Obligations shall  automatically  become immediately due and payable,  with all additional  interest from time to time accrued  thereon and without  presentment,  demand,  or protest or other  requirements  of any kind

(including  valuation  and  appraisement,  diligence,  presentment,  notice of intent to demand or accelerate and of  acceleration),  all of which are hereby expressly  waived by the Borrower,  and the  obligation of each Lender to make any Loan  hereunder  and of any  Issuing  Bank to issue  any  Letter of Credit shall thereupon terminate;  and upon the occurrence and during the continuance of any other Event of Default,  the Administrative Agent shall at the request,

or may with the consent,  of the Requisite  Lenders,  by written notice to the

Borrower,  (i) declare that the  Commitments  are  terminated,  whereupon  the

Commitments  and the  obligation of each Lender to make any Loan hereunder and of  any  Issuing  Bank  to  issue  any  Letter  of  Credit  shall  immediately terminate,  and (ii)  declare the unpaid  principal  amount of and any and all accrued and unpaid interest on the Loans and all Letter of Credit  Obligations to be, and the same shall  thereupon be,  immediately due and payable with all


                                     84
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additional   interest   from  time  to  time   accrued   thereon  and  without

presentment,  demand, or protest or other  requirements of any kind (including valuation  and  appraisement,  diligence,  presentment,  notice  of  intent to demand or accelerate and of  acceleration),  all of which are hereby expressly waived by the Borrower.



      (b)   Deposit for  Letters of Credit.  In  addition,  upon demand by the
            ------------------------------
Requisite  Lenders  after the  occurrence  and during the  continuance  of any

Event of Default,  the Borrower  shall deposit with the  Administrative  Agent for the  benefit of such  Issuing  Bank with  respect to each Letter of Credit issued by it then outstanding,  cash or Cash Equivalents in an amount equal to the  greatest  amount  for which  such  Letter of  Credit  may be drawn.  Such deposit  shall be held by the  Administrative  Agent for the  benefit  of such

Issuing  Bank as  security  for,  and to  provide  for  the  payment  of,  the

Reimbursement  Obligations.   Pending  the  application  of  such  deposit  to

payment of the Reimbursement Obligations,  the Administrative Agent may invest such  deposit  in an open  account or similar  immediately  available  savings deposit and all interest  accrued  thereon  shall be held with such deposit as additional security for the Reimbursement Obligations.



      (c)   Rescission.  If at any time after  acceleration of the maturity of
            ----------
the Loans,  the Borrower shall pay all arrears of interest and all payments on account of principal of the Loans and  Reimbursement  Obligations  which shall have become due otherwise  than by  acceleration  (with  interest on principal and on overdue  interest,  at the rates  specified in this  Agreement) and all

Events of Default and Potential  Events of Default  (other than  nonpayment of principal  of and  accrued  interest  on the Loans due and  payable  solely by virtue of  acceleration)  shall be  remedied  or waived  pursuant  to Section
                                                                      -------
12.08,  then by written  notice to the  Borrower,  the  Requisite  Lenders may
-----
elect, in the sole discretion of such Requisite Lenders,  to rescind and annul the  acceleration and its consequences and thereupon shall release any deposit made  pursuant to Section  10.02(b);  provided,  however,  that no  rescission
                  -----------------
shall  occur after the  earlier of 30 days after the date of  acceleration  or any Event of Default  specified in paragraph (f) or (g) of Section  10.01.  No
                                                           --------------
action  pursuant to this  paragraph (c) shall affect any  subsequent  Event of

Default  or  Potential  Event  of  Default  or  impair  any  right  or  remedy consequent  thereon.  The  provisions of the  preceding  sentence are intended merely to bind the Lenders to a decision  which may be made at the election of the  Requisite  Lenders;  they are not intended to benefit the Borrower and do not give the  Borrower  the right to require  the  Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.



                                      85
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                                  ARTICLE XI

                           The Administrative Agent
                           ------------------------



      11.01.Appointment and Authorization.
            -----------------------------

      (a)   Each  Lender and  Issuing  Bank  hereby  irrevocably  (subject  to

Section 11.09) appoints,  designates and authorizes the  Administrative  Agent
--------------
to take such action on its behalf under the  provisions of this  Agreement and each other Loan  Document and to exercise  such powers and perform such duties as are expressly  delegated to it by the terms of this  Agreement or any other

Loan  Document,  together  with  such  powers  as  are  reasonably  incidental thereto.  Notwithstanding  any provision to the contrary  contained  elsewhere in this  Agreement or in any other Loan  Document,  the  Administrative  Agent shall not have any duties or  responsibilities,  except  those  expressly  set forth  herein,  nor shall the  Administrative  Agent have or be deemed to have any  fiduciary  relationship  with any Lender or  participant,  and no implied covenants,  functions,  responsibilities,  duties,  obligations or liabilities shall be read into this  Agreement  or any other Loan  Document  or  otherwise exist against the  Administrative  Agent.  Without  limiting the generality of the foregoing  sentence,  the use of the term "agent"  herein and in the other

Loan Documents with reference to the  Administrative  Agent is not intended to connote any fiduciary or other implied (or express)  obligations arising under agency  doctrine of any applicable law.  Instead,  such term is used merely as a matter of market  custom,  and is  intended  to  create or  reflect  only an administrative relationship between independent contracting parties.



      (b)   Each  Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents  associated  therewith until  such  time (and  except  for so long) as the  Administrative  Agent may agree at the request of the  Requisite  Lenders to act for such  Issuing  Bank with respect thereto; provided,  however, that the Issuing Bank shall have all
                      ---------  -------
of the benefits and immunities  (i) provided  to the  Administrative  Agent in this Article XI with  respect to any acts taken or  omissions  suffered by the
     ----------
Issuing Bank in connection  with Letters of Credit issued by it or proposed to be issued by it and the  application  and  agreements  for  letters  of credit pertaining  to the  Letters of Credit as fully as if the term  "Administrative

Agent" as used in this  Article XI included  the Issuing  Bank with respect to
                        ----------
such acts or omissions,  and (ii) as additionally provided herein with respect to the Issuing Bank.



      11.02.Delegation of Duties. The  Administrative  Agent may execute
            --------------------
any of its  duties  under this  Agreement  or any other  Loan  Document  by or through  agents,  employees  or  attorneys-in-fact  and shall be  entitled  to advice of counsel  and other  consultants  or experts  concerning  all matters pertaining to such duties. The  Administrative  Agent shall not be responsible for the  negligence  or misconduct  of any agent or  attorney-in-fact  that it selects in the absence of gross negligence or willful misconduct.



      11.03.Liability   of    Administrative    Agent.   None   of   the
            -----------------------------------------
Agent-Related  Persons  shall (a) be liable for any action taken or omitted to be taken by any of them  under or in  connection  with this  Agreement  or any other Loan Document or the  transactions  contemplated  hereby (except for its own gross  negligence  or willful  misconduct  in  connection  with its duties expressly set forth  herein),  or (b) be  responsible  in any manner to any of


                                     86
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the  Lenders,  participants  or  Issuing  Banks  for any  recital,  statement,

representation  or  warranty  made by  ATSC,  Borrower  or any  Subsidiary  or

Affiliate of ATSC or the Borrower,  or any officer thereof,  contained in this

Agreement  or in any  other  Loan  Document,  or in any  certificate,  report,

statement  or other  document  referred to or provided  for in, or received by the  Administrative  Agent under or in connection  with, this Agreement or any

other   Loan   Document,   or  the   validity,   effectiveness,   genuineness,

enforceability  or  sufficiency  of this Agreement or any other Loan Document,

or for any  failure  of ATSC,  the  Borrower  or any  other  party to any Loan

Document   to  perform   its   obligations   hereunder   or   thereunder.   No

Agent-Related Person shall be under any obligation to any Lender,  participant or  Issuing  Bank  to  ascertain  or  to  inquire  as  to  the  observance  or performance  of any of the  agreements  contained in, or  conditions  of, this

Agreement or any other Loan Document,  or to inspect the Properties,  books or records of ATSC,  the Borrower or any of the  Subsidiaries  or  Affiliates  of

ATSC or the Borrower.



      11.04.Reliance by Administrative Agent.
             -------------------------------


      (a)   The  Administrative  Agent shall be entitled to rely, and shall be fully  protected  in  relying,  upon any  writing,  communication,  signature,

resolution,  representation,  notice, consent, certificate, affidavit, letter,

telegram,  facsimile,  telex or telephone message, statement or other document or  conversation  believed  by it to be genuine  and  correct and to have been signed,  sent or made by the proper  Person or  Persons,  and upon  advice and

statements   of  legal  counsel   (including   counsel  to  any  Loan  Party),

independent  accountants  and other  experts  selected  by the  Administrative

Agent.  The  Administrative  Agent  shall be fully  justified  in  failing  or refusing to take any action under this  Agreement  or any other Loan  Document unless it shall first  receive  such advice or  concurrence  of the  Requisite

Lenders as it deems  appropriate  and,  if it so  requests,  it shall first be indemnified to its  satisfaction  by the Lenders against any and all liability and expense  which may be incurred by it by reason of taking or  continuing to take any such  action.  The  Administrative  Agent shall in all cases be fully protected in acting,  or in refraining  from acting,  under this  Agreement or any other  Loan  Document  in  accordance  with a request  or  consent  of the

Requisite Lenders or all Lenders,  if required  hereunder and such request and any action taken or failure to act pursuant  thereto shall be binding upon all of the  Lenders,  participants  and the Issuing  Banks.  Where this  Agreement expressly  permits  or  prohibits  an  action  unless  the  Requisite  Lenders otherwise  determine,  the  Administrative  Agent  shall,  and  in  all  other instances,  the  Administrative  Agent  may,  but  shall not be  required  to,

initiate any solicitation for the consent or a vote of the Lenders.



      (b)   For  purposes  of  determining   compliance  with  the  conditions

specified in Section 4.01,  each Lender that has executed this Agreement shall
             ------------
be deemed to have consented to,  approved or accepted or to be satisfied with,

each document or other matter either sent by the Administrative  Agent to such

Lender  for  consent,  approval,   acceptance  or  satisfaction,  or  required

thereunder to be consented to or approved by or acceptable or  satisfactory to such Lender.



      11.05.Notice of  Default.  The  Administrative  Agent shall not be
            ------------------
deemed to have  knowledge or notice of the  occurrence of any Potential  Event of  Default or Event of  Default,  except  with  respect  to  defaults  in the

payment  of  principal,   interest  and  fees  required  to  be  paid  to  the

Administrative   Agent  for  the   account   of  the   Lenders,   unless   the


                                      87
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Administrative  Agent shall have received  written notice from a Lender or the

Borrower  referring to this  Agreement,  describing  such  Potential  Event of

Default  or Event of  Default  and  stating  that such  notice is a "notice of default".  In the event that the Administrative  Agent receives such a notice,

the  Administrative  Agent  shall  give  notice  thereof to the  Lenders.  The

Administrative  Agent shall take such action  with  respect to such  Potential

Event of Default or Event of Default as shall be  requested  by the  Requisite

Lenders;  provided,  however,  that unless and until the Administrative  Agent shall have received any such request,  the Administrative Agent may (but shall not be  obligated  to) take such  action,  or refrain from taking such action,

with  respect  to such  Potential  Event of  Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.



      11.06.Credit  Decision.  Each Lender expressly  acknowledges  that
             ----------------
none of the Agent-Related  Persons has made any  representation or warranty to it and that no act by the Administrative  Agent hereinafter  taken,  including any consent to and  acceptance  of any  assignment or review of the affairs of

ATSC and the Borrower and its  Subsidiaries  shall be deemed to constitute any representation  or  warranty by any  Agent-Related  Person to any Lender as to any matter,  including whether  Agent-Related  Persons have disclosed material

information   in   their   possession.   Each   Lender   represents   to   the

Administrative Agent that it has,  independently and without reliance upon any

Agent-Related  Person and based on such  documents and  information  as it has deemed  appropriate,  made its own  appraisal  of and  investigation  into the business, prospects,  operations,  property, financial and other condition and creditworthiness  of ATSC  and the  Borrower  and  its  Subsidiaries,  and all

applicable  bank  regulatory  laws relating to the  transactions  contemplated thereby,  and made its own  decision to enter into this  Agreement  and extend credit to the Borrower  hereunder.  Each Lender also  represents that it will,

independently and without reliance upon any Agent-Related  Person and based on such  documents  and  information  as it shall deem  appropriate  at the time,

continue to make its own credit  analysis,  appraisals and decisions in taking or not taking action under this  Agreement and the other Loan  Documents,  and to make such  investigations  as it deems necessary to inform itself as to the business, prospects,  operations,  property, financial and other condition and creditworthiness  of the  Borrower.  Except  for  notices,  reports  and other documents  expressly  herein  required to be  furnished  to the Lenders by the

Administrative  Agent,  the  Administrative  Agent  shall not have any duty or responsibility  to  provide  any Lender  with any credit or other  information concerning the business, prospects,  operations, property, financial and other condition or  creditworthiness  of the Borrower or its Subsidiaries  which may come into the possession of any of the Agent-Related Persons.



      11.07.Indemnification.    Whether   or   not   the    transactions
            ---------------
contemplated  hereby shall be  consummated,  the Lenders shall  indemnify upon demand  the  Agent-Related  Persons  (to the extent  not  reimbursed  by or on behalf of the Borrower and without  limiting the obligation of the Borrower to do so),  ratably  from  and  against  any and  all  liabilities,  obligations,

losses, damages,  penalties,  actions,  judgments,  suits, costs, expenses and disbursements  of any kind whatsoever  which may at any time (including at any time  following the repayment of the Loans and the  termination or resignation of the related  Administrative  Agent) be imposed on,  incurred by or asserted against any such Person any way  relating to or arising out of this  Agreement or any  document  contemplated  by or  referred  to herein or  therein  or the transactions  contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection  with any of the  foregoing;  provided,


                                       88
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however,  that no Lender shall be liable for the payment to the  Agent-Related

Persons of any  portion of such  liabilities,  obligations,  losses,  damages,

penalties,   actions,  judgments,  suits,  costs,  expenses  or  disbursements resulting from such Person's gross negligence or willful  misconduct.  Without limitation of the foregoing,  each Lender shall  reimburse the  Administrative

Agent  upon  demand  for its  ratable  share  of any  costs  or  out-of-pocket expenses  (including  legal  fees and the  allocated  cost of  staff  counsel)

incurred  by the  Administrative  Agent in  connection  with the  preparation,

execution, delivery,  administration,  modification,  amendment or enforcement

(whether through  negotiations,  legal  proceedings or otherwise) of, or legal advice in respect of rights or  responsibilities  under,  this Agreement,  any other Loan Document,  or any document contemplated by or referred to herein to the extent that the  Administrative  Agent is not reimbursed for such expenses by or on  behalf of the  Borrower.  Without  limiting  the  generality  of the foregoing,  if the  IRS or any  other  Governmental  Authority  of the  United

States  of   America   or  other   jurisdiction   asserts  a  claim  that  the

Administrative  Agent did not  properly  withhold  tax from amounts paid to or for  the  account  of  any  Lender  (because  the  appropriate  form  was  not delivered,  was not properly executed, or because such Lender failed to notify the  Administrative  Agent of a change in  circumstances  which  rendered  the exemption  from,  or reduction of,  withholding  tax  ineffective,  or for any other reason) such Lender shall indemnify the  Administrative  Agent fully for all amounts paid, directly or indirectly,  by the Administrative  Agent as tax or  otherwise,  including  penalties  and  interest,  and  including any taxes imposed by any  jurisdiction  on the  amounts  payable  to the  Administrative

Agent under this  Section  11.07,  together  with all costs and  expenses  and attorneys'  fees  (including  legal  fees  and the  allocated  cost  of  staff counsel).  The  obligation  of the Lenders in this Section  shall  survive the payment of all Obligations hereunder.



      11.08.Administrative  Agent as  Individual.  Bank of  America  and
            ------------------------------------
its  Affiliates may make loans to, issue letters of credit for the account of,

accept deposits from,  acquire equity interests in and generally engage in any kind of banking,  trust,  financial  advisory,  underwriting or other business with ATSC and the Borrower and its  Subsidiaries and Affiliates as though Bank of America were not the  Administrative  Agent or the Issuing  Bank  hereunder and  without  notice to or consent of the  Lenders.  The  Lenders  acknowledge that,  pursuant  to such  activities,  Bank of America or its  Affiliates  may receive  information  regarding  any Loan Party or its  Affiliates  (including information  that may be subject to  confidentiality  obligations  in favor of such Loan Party or such  Affiliate) and  acknowledge  that the  Administrative

Agent shall be under no obligation to provide such  information to them.  With respect to its Loans,  Bank of America  shall have the same  rights and powers under this  Agreement  as any other  Lender and may  exercise  such rights and powers as though it were not the  Administrative  Agent or the  Issuing  Bank,

and the terms  "Lender"  and  "Lenders"  shall  include Bank of America in its individual capacity.



      11.09.Successor  Administrative  Agent. The  Administrative  Agent
            --------------------------------
may resign as  Administrative  Agent upon 30 days' notice to the  Lenders.  If the  Administrative  Agent  shall  resign as  Administrative  Agent under this

Agreement,  the  Requisite  Lenders  shall  appoint  from among the  Lenders a successor  administrative agent for the Lenders which successor administrative agent  shall be  consented  to by the  Borrower at all times other than during the existence of an Event of Default  (which consent of the Borrower shall not be unreasonably  withheld or delayed).  If no successor  administrative  agent

is  appointed   prior  to  the  effective  date  of  the  resignation  of  the


                                      89
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Administrative  Agent, the Administrative Agent may appoint,  after consulting with the Lenders and the Borrower,  a successor  agent from among the Lenders.

Upon the acceptance of its  appointment  as successor  agent  hereunder,  such successor  agent  shall  succeed to all the  rights,  powers and duties of the retiring  Administrative Agent and the term "Administrative  Agent" shall mean such  successor  agent and the retiring  Administrative  Agent's  appointment,

powers and  duties as  Administrative  Agent  shall be  terminated.  After any

retiring   Administrative  Agent's  resignation  hereunder  as  Administrative

Agent,  the  provisions of this Article XI and Sections  12.03 and 12.04 shall inure to its  benefit  as to any  actions  taken or  omitted to be taken by it while it was  Administrative  Agent  under  this  Agreement.  If no  successor agent has accepted  appointment as  Administrative  Agent by the date which is

30 days following a retiring  Administrative  Agent's  notice of  resignation,

the retiring  Administrative  Agent's resignation shall nevertheless thereupon become  effective  and the  Lenders  shall  perform  all of the  duties of the

Administrative  Agent  hereunder  until such time,  if any,  as the  Requisite

Lenders appoint a successor agent as provided for above.



      11.10.The  Arranger.  The  Arranger  shall  have no right,  power,
            -------------
obligation, liability,  responsibility or duty under this Agreement other than the right to receive the fee  referred to in Section  2.03(a) and the right to
                                             ----------------
indemnity under Section 12.04.
                -------------



      11.11.Syndication  Agents,   Co-Agents  and  Documentation  Agent.
             ----------------------------------------------------------
None of the Lenders  identified on the facing page or signature  pages of this

Agreement as a "Syndication Agent," "Co-Agent" or "Documentation  Agent" shall have any right or power, obligations,  liability, responsibility or duty under this  Agreement  other than those  applicable to all Lenders as such.  Without limiting the  foregoing,  none of the Lenders so  identified  shall have or be deemed  to have any  fiduciary  relationship  with  any  Lender.  Each  Lender acknowledges that it has not relied,  and will not rely, on any of the Lenders so  identified  in deciding to enter into this  Agreement  or in taking or not taking action hereunder.



    11.12.Collateral  Matters.   (a)  Each  Lender  and  Issuing  Bank
          -------------------
authorizes and directs the  Administrative  Agent to enter into the Collateral

Documents  for the benefit of the Lenders and the Issuing  Banks.  Each Lender and Issuing Bank agrees that any action taken by the  Administrative  Agent or the Requisite  Lenders in accordance  with the provisions of this Agreement or the Collateral Documents,  and the exercise by the Administrative Agent or the

Requisite  Lenders of the powers set forth  herein or therein,  together  with such other powers as are reasonably  incidental  thereto,  shall be authorized and binding upon all of the Lenders and the Issuing Banks.



      (b)   The Administrative  Agent is hereby authorized on behalf of all of the Lenders and the Issuing  Banks,  without the necessity of any notice to or further  consent from any Lender or Issuing Bank from time to time prior to an

Event of  Default,  to take any  action  with  respect  to any  Collateral  or

Collateral  Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.



      (c)   Each Lender and  Issuing  Bank hereby  irrevocably  authorize  the

Administrative   Agent  to  release  any  Lien  granted  to  or  held  by  the

Administrative  Agent upon any Collateral upon (i) any sale of such Collateral permitted under this Agreement (or any waiver hereof) and (ii)  termination of


                                        90
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the  Commitments  and payment  and  satisfaction  of all Loans,  Reimbursement

Obligations,  other Letter of Credit Obligations  (whether or not due) and all other  Obligations which have matured and which the  Administrative  Agent has been notified in writing are then due and payable.



      11.13.Relations  Among  Lenders.  (a) Each  Lender  agrees that it
            --------------------------
will not take any action,  nor institute any actions or  proceedings,  against the  Borrower or any other  obligor  hereunder  or any other Loan  Document or with  respect to any  Collateral,  without  the prior  written  consent of the

Requisite Lenders.



      (b)   The Lenders are not partners or co-venturers,  and no Lender shall be liable for the acts or  omissions  of, or (except  as  otherwise  set forth herein in case of the  Administrative  Agent) authorized to act for, any other

Lender.



                                      91
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                                 ARTICLE XII

                                Miscellaneous
                                -------------



      12.01.Assignments and  Participations.  (a) The provisions of this
            -------------------------------
Agreement  shall be  binding  upon and  inure to the  benefit  of the  parties hereto and their respective  successors and assigns permitted  hereby,  except that the Borrower  may not assign or  otherwise  transfer any of its rights or obligations  hereunder  without the prior written  consent of each Lender (and any  attempted  assignment  or transfer by the  Borrower  without such consent shall be null and void).  Nothing in this  Agreement,  expressed  or  implied,

shall be construed to confer upon any Person  (other than the parties  hereto,

their  respective  successors and assigns  permitted hereby and, to the extent expressly  contemplated hereby, the Indemnitees) any legal or equitable right,

remedy or claim under or by reason of this Agreement.



      (b)   At any time after the  Effective  Date,  each Lender may assign to one or more Eligible  Assignees all or a portion of its rights and obligations under this Agreement  (including all or a portion of its Commitment,  Loans or interest in the Letters of Credit);  provided,  that (i) each such  assignment in respect of  Commitments  or Loans shall cover the same  percentage  of such

Lender's Commitment,  Loans and Letter of Credit Obligations,  (ii) unless the

Administrative  Agent and the Borrower otherwise consent, the aggregate amount of the  Commitment of the  assigning  Lender being  assigned  pursuant to each such  assignment  (determined  as of the date of the Assignment and Acceptance with  respect to such  assignment)  shall in no event be less than  $5,000,000 and shall be an integral  multiple of $100,000 (unless the assigning  Lender's

Commitment,  Loans and Letter of Credit  Obligations are less than $5,000,000,

in which case the  assignment may be in the amount of such  Commitment,  Loans and Letter of Credit  Obligations)  provided that assignments  between Lenders shall have no minimum amount,  (iii) except in respect of assignments  between

Lenders and their  Affiliates or any assignment by a Lender in connection with the  sale  of all or  substantially  all of its  assets,  the  Borrower  shall consent (which consent shall not be unreasonably  withheld and shall be deemed to have been given if the  Borrower  has not  expressly  refused  such consent within five  Business  Days after  notice  thereof has been  delivered  by the

Assigning Lender (through the  Administrative  Agent)) and the  Administrative

Agent and the Issuing Banks shall consent to such assignment  (which shall not be unreasonably  withheld) and (iv) the parties to each such assignment  shall execute and deliver to the Administrative  Agent an Assignment and Acceptance,

together  with  processing  and   recordation   fee  of  $3,500.   Subject  to

acceptance and  recordation  thereof by the  Administrative  Agent pursuant to subsection  (d) of this Section,  from and after the effective  date specified in each Assignment and Acceptance,  (A) the Eligible Assignee thereunder shall be a party hereto and, to the extent of the  interest  assigned to it pursuant to such  Assignment  and  Acceptance,  have the  rights and  obligations  of a

Lender  hereunder  as fully as if such  assignee had been named as a Lender in accordance  with  the  terms of this  Agreement  and (B) the  Lender  assignor thereunder  shall,  to the extent of the  interest  assigned by it pursuant to such  Assignment  and  Acceptance,  relinquish its rights and be released from its obligations  under this Agreement.  Notwithstanding  any provision of this

Section  12.01,  the consent of the  Borrower  shall not be  required  for any
--------------
assignment  that occurs when an Event of Default  shall have  occurred  and be continuing with respect to the Borrower.


                                         92
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      (c)   By executing  and  delivering an Assignment  and  Acceptance,  the

Lender assignor  thereunder and the assignee  thereunder  confirm to and agree with each other and the other parties  hereto as follows:  (i) the  assignment made under such Assignment and Acceptance is made without  recourse and, other than as provided in such  Assignment and  Acceptance,  such  assigning  Lender makes no  representation  or  warranty  and  assumes  no  responsibility  with respect  to  any  statements,  warranties  or  representations  made  in or in connection  with this  Agreement or any other Loan Document or the  execution,

legality, validity, enforceability,  genuineness, sufficiency or value of this

Agreement  or any other Loan  Document  or any other  instrument  or  document furnished pursuant hereto;  (ii) such assigning Lender makes no representation or  warranty  and  assumes no  responsibility  with  respect to the  financial condition of the Borrower or the  performance or observance by the Borrower of any of its  obligations  under any Loan  Document or any other  instrument  or document furnished  pursuant hereto;  (iii) such assignee confirms that it has received  a copy of this  Agreement,  together  with  copies of the  financial statements  delivered pursuant to Article VI and such other Loan Documents and other documents and  information as it has deemed  appropriate to make its own credit  analysis and decision to enter into such  Assignment  and  Acceptance;

(iv)  such  assignee  will,   independently  and  without  reliance  upon  the

Administrative  Agent,  such assigning Lender or any other Lender and based on such  documents  and  information  as it shall deem  appropriate  at the time,

continue  to make its own  credit  decisions  in taking or not  taking  action

under  this  Agreement;   (v)  such  assignee   appoints  and  authorizes  the

Administrative  Agent  to take  such  action  as agent  on its  behalf  and to exercise such powers under this  Agreement and the other Loan Documents as are delegated  to the  Administrative  Agent  by the  terms  hereof  and  thereof,

together with such powers as are reasonably  incidental thereto; and (vi) such assignee  agrees that it will  perform in  accordance  with their terms all of the  obligations  which by the  terms of this  Agreement  are  required  to be performed  by it as a  Lender;  and  (vii)  such an  assignee  is an  Eligible

Assignee.



      (d)   Upon its receipt of an Assignment  and  Acceptance  executed by an assigning  Lender,  the  Administrative  Agent shall,  if such  Assignment and

Acceptance  has been properly  completed and is in  substantially  the form of

Exhibit  12.01 and if the  conditions  for the  assignment  referred to in the
--------------
Assignment  and  Acceptance  set forth in Section  12.01(a) have been met, (i)
                                          -----------------
accept such Assignment and Acceptance,  (ii) record the information  contained therein in the Register and the Administrative  Agent's Loan Account and (iii)

give  prompt  notice  thereof  to the  Borrower  and the  other  Lenders.  The

Administrative  Agent,  on  behalf  of the  Borrower,  shall  maintain  at the address of the  Administrative  Agent  referred to in Section  12.10 a copy of
                                                      --------------
each   Assignment  and  Acceptance   delivered  to  it  and  a  register  (the

"Register")  for the recordation of the names and addresses of the Lenders and the Commitments  of, and principal  amounts of the Loans owing to, each Lender from time to time  whether  or not  evidenced  by a Note.  The  entries in the

Register  shall be  conclusive,  in the  absence of  manifest  error,  and the

Borrower,  the  Administrative  Agent and the Lenders  shall treat each Person whose  name is  recorded  in the  Register  as the  owner  of a Loan or  other obligation  hereunder  for all purposes of this  Agreement  and the other Loan

Documents,  notwithstanding any notice to the contrary.  Any assignment of any

Loan or other  obligation  hereunder shall be effective only upon  appropriate entries with respect  thereto  being made in the Register.  Any  assignment or transfer of all or part of a Loan  evidenced by a Note shall be  registered on the Register only upon  surrender for  registration  of assignment or transfer of the Note  evidencing such Loan,  accompanied by a duly executed  Assignment and  Acceptance,  and  thereupon  one or more new Notes in the same  aggregate


                                             93
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principal amount shall be issued to the designated  assignee and the old Notes shall  be  returned  by  the  Administrative  Agent  to  the  Borrower  marked

"cancelled."  The Register  shall be available for  inspection by the Borrower or any  Lender at any  reasonable  time and from time to time upon  reasonable prior notice.



      (e)   Each Lender may sell  participations to one or more banks or other entities  (a  "Participant")  as  to  all  or a  portion  of  its  rights  and

obligations  under  this  Agreement   (including  all  or  a  portion  of  its

Commitment,  the Loans  owing to it,  and the  Letter of Credit  Obligations);

provided,  that (i) such Lender's  obligations under this Agreement (including its Commitment) shall remain  unchanged,  (ii) such Lender shall remain solely

responsible  to  the  other  parties  hereto  for  the   performance  of  such

obligations,  (iii)  the  Borrower,  the  Administrative  Agent  and the other

Lenders  shall  continue  to deal  solely  and  directly  with such  Lender in connection with such Lender's rights and obligations  under this Agreement and with regard to any and all payments to be made under this Agreement,  (iv) the holder of any such participation  shall not be entitled to voting rights under this Agreement;  provided, however, that the participation agreement between a

Lender and any of its  participants  may provide  that such Lender will obtain the  approval  of such  participant  prior to any  amendment  or waiver of any provisions of this  Agreement  which would (A) extend the Final  Maturity Date of any Loan,  (B) reduce the interest  rate or any fees  hereunder  payable in respect of any Loan or  Commitment,  or (C)  increase  the  Commitment  of the

Lender granting the  participation if such increase affects such  participant,

and (v) the sale of any such  participations  which  require  the  Borrower to file a  registration  statement  with the  Commission or under the  securities regulation laws of any state shall not be permitted.



      (f)   A  Participant  shall be  entitled  to the  benefits  of Sections
                                                                     --------
2.02(f),  2.07(d),  2.08 and 2.09 as though  it were also a Lender  hereunder;
---------------------------------
provided  that no  Participant  shall be  entitled  to receive  any payment or compensation  in excess of that to which  such  Participant's  selling  Lender would have been  entitled with respect to the amount of the  Participation  if such Lender had not sold such Participation.



      12.02.Assignments to Federal  Reserve Banks.  Notwithstanding  any
            -------------------------------------
other  provision  set  forth in this  Agreement,  any  Lender  may at any time assign  or  pledge  all or any  portion  of its  Loans  and its Note to secure obligations  of such  Lender,  including  any pledge or  assignment  to secure obligations  of  such  Lender  to  any  Federal  Reserve  Bank  as  collateral security  pursuant to Regulation A and any Operating  Circular  issued by such

Federal  Reserve Bank. No such assignment  shall release the assigning  Lender from its obligations  hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.



      12.03.Expenses.
            ---------


      (a)   Generally.  Whether or not any Funding  Date shall have  occurred,
            ---------
the Borrower agrees upon demand to pay, or reimburse the Administrative  Agent for,  all the  Administrative  Agent's and any of its  Affiliates'  reasonable costs and expenses of every type and nature  (including the  reasonable  fees,

expenses and disbursements of counsel to the  Administrative  Agent (including the costs and expenses of one outside counsel and,  without  duplication,  the allocated costs of in-house  counsel)) and all fees,  taxes (except income and


                                             94
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franchise taxes),  assessments and duties incurred by the Administrative Agent or its  Affiliates in connection  with (i) the  negotiation,  preparation  and

execution  of  this  Agreement   (including  the   satisfaction  or  attempted

satisfaction  of  any  of  the  conditions  set  forth  in  Article  IV),  the

Collateral  Documents and the other Loan Documents and the making of the Loans hereunder;  (ii) the administration of this Agreement, the Loan Documents, the

Loans and the Collateral; and (iii) the protection,  collection or enforcement of any of the Obligations or the Collateral.



      (b)   After  Default.  The Borrower  further agrees to pay, or reimburse
            ---------------
the  Administrative  Agent,  the  Issuing  Banks  and  the  Lenders  for,  all

out-of-pocket   costs  and  expenses,   including  the  reasonable   fees  and

disbursements  of counsel to the  Administrative  Agent,  the  Lenders and the

Issuing Banks  (including,  without  duplication,  the allocated cost of staff counsel) and also  including all costs of settlement  after the  occurrence of an Event  of  Default,  (i) in  enforcing  any  Obligation  or in  foreclosing against the  Collateral  or  exercising or enforcing any other right or remedy available  by reason of such Event of  Default;  (ii) in  connection  with any refinancing or  restructuring of the credit  arrangements  provided under this

Agreement in the nature of a "work-out"  or in any  insolvency  or  bankruptcy proceeding,  including  any costs  related  to the  hiring of  consultants  or experts;  (iii) in  commencing,  defending or intervening in any litigation or in filing a petition,  complaint,  answer,  motion or other  pleadings  in any legal  proceeding  relating to the  Borrower  and related to or arising out of the  transactions  contemplated  hereby or by any of the Loan Documents (other than, with respect to any Lender,  to the extent resulting from or arising out of any  litigation by the Borrower  against such Lender in respect of a breach by such  Lender of its  obligations  under this  Agreement  if such  Lender is found by a court of competent  jurisdiction  to have breached its  obligations under this  Agreement  (it being agreed that,  to the extent that the Borrower shall have paid any fees and  expenses  of such  Lender  relating  to any such litigation,  such amounts shall be refunded to the Borrower upon such decision of such  court);  (iv) in taking  any other  action in or with  respect to any suit or proceeding  (whether in bankruptcy or  otherwise);  (v) in protecting,

preserving,   collecting,   leasing,   selling,   taking   possession  of,  or

liquidating any of the Collateral;  or (vi) attempting to enforce or enforcing any security  interest in any of the  Collateral or any other rights under the

Collateral  Documents.  Any  payments  made by the Borrower or received by the

Administrative  Agent and  applied as  reimbursements  for costs and  expenses under this Section  12.03(b)  shall be  apportioned  among the  Administrative

Agent,  the Issuing  Banks and the Lenders in the order of priority  set forth in Section 2.05(b).
   ---------------



      12.04.Indemnity.  The Borrower further agrees to defend,  protect,
            ---------
indemnify,  and hold harmless the  Administrative  Agent,  the  Arranger,  the

Issuing  Banks  and each  and all of the  Lenders,  each of  their  respective

Affiliates  and each of the  respective  officers,  directors,  employees  and agents of each of the  foregoing  (collectively,  the  "Indemnified  Parties")

from  and  against  any and all  liabilities,  obligations,  losses,  damages,

penalties,   actions,   judgments,   suits,   claims,   costs,   expenses  and

disbursements  of any  kind or  nature  whatsoever  (including  the  fees  and disbursements of one counsel (including,  without  duplication,  the allocated cost of staff  counsel) for such  Indemnified  Parties  (except  that,  in the event of any actual or apparent  conflicts  of  interest  between or among any

Indemnified  Parties,  such  Indemnified  Parties  shall be entitled to retain separate  counsel  the fees  and  disbursements  of which  will be paid by the

Borrower) in connection  with any  investigative,  administrative  or judicial proceeding,  whether or not such  Indemnified  Parties  shall be  designated a party thereto),  imposed on, incurred by, or asserted against such Indemnified



                                    95
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Parties in any manner  relating  to or arising out of the  Commitment  Letter,

the  transactions  contemplated  hereby  (whether  or  not  consummated),  the capitalization of the Borrower,  the Convertible  Debentures,  this Agreement,

the Collateral  Documents or any of the other Loan Documents,  any predecessor loan  documents,  the  Commitments,  the making of the Loans and the making of and  participation  in the Letters of Credit,  the use or intended  use of the

Letters  of  Credit  and  the  proceeds  of  the  Loans   hereunder,   or  the

relationship  of any Loan  Party,  the  Administrative  Agent and the  Lenders

under  this  Agreement  or  any  other  Loan  Documents   (collectively,   the

"Indemnified  Matters");  provided, that the Borrower shall have no obligation to an Indemnified  Party  hereunder with respect to (a) matters for which such

Indemnified  Party has been compensated  pursuant to or for which an exemption is  provided  in  Section  2.02(f),  2.07(d)  or any other  provision  of this

Agreement  and (b)  Indemnified  Matters  caused by or resulting  from (i) the gross  negligence  or  willful  misconduct  of that  Indemnified  Party  or an

Affiliate of such  Indemnified  Party,  as determined by a final judgment of a court of competent jurisdiction,  or (ii) a dispute solely between one or more

Lenders,  in such capacity.  To the extent that the  undertaking to indemnify,

pay  and  hold   harmless  set  forth  in  the   preceding   sentence  may  be

unenforceable  because  it is  violative  of any  law or  public  policy,  the

Borrower  shall  contribute  the maximum  portion which it is permitted to pay and satisfy  under  applicable  law, to the  payment and  satisfaction  of all

Indemnified  Matters  incurred by the Indemnified  Parties.  The agreements in this Section shall survive the  termination of the  Commitments  and repayment of all the other Obligations.



      12.05.Change  in   Accounting   Principles.   If  any  changes  in
            ------------------------------------
accounting  principles  from  those  used  by  ATSC  or  the  Borrower  in the preparation  of the  financial  statements  dated as of  February  3, 2000 are hereafter required or permitted by the rules, regulations,  pronouncements and

opinions  of  the  Financial   Accounting  Standards  Board  of  the  American

Institute of Certified Public  Accountants (or successors  thereto or agencies with  similar  functions)  and are  adopted by ATSC or the  Borrower  with the agreement of its  independent  certified  public  accountants and such changes result in a change in the method of calculation of any of the pricing  ratios,

financial covenants,  standards or terms found in Articles VIII and IX hereof,

the parties  hereto  agree to enter into  negotiations  in order to amend such provisions  so as to reflect  equitably  such changes with the desired  result that the criteria for evaluating ATSC's or the Borrower's  financial condition shall be the same after such  changes  as if such  changes  had not been made;

provided,  however, that no change in generally accepted accounting principles that  would  affect  the  method  of  calculation  of  any  of  the  financial covenants,  standards  or terms  shall be given  effect  in such  calculations until such provisions are amended,  in a manner  satisfactory to the Requisite

Lenders, to so reflect such change in accounting principles.




      12.06.Setoff.   In   addition   to  any  Liens   granted   to  the
            ------
Administrative  Agent,  the Issuing Banks or the Lenders and any rights now or hereafter  granted  under  applicable  law and not by way of limitation of any such Lien or rights,  upon the  occurrence  and during the  continuance of any

Event of Default,  each Lender and Issuing  Bank is hereby  authorized  by the

Borrower at any time or from time to time, without notice to the Borrower,  or to any other  Person (any such notice being  hereby  expressly  waived) to set off and to appropriate and to apply any and all deposits  (general or special,

including indebtedness  evidenced by certificates of deposit,  whether matured or unmatured but not including trust  accounts) and any other  Indebtedness at any time held or owing by that Lender or Issuing  Bank to or for the credit or


                                          96
================================================================================



the account of the Borrower  against and on account of the  Obligations of the

Borrower to that  Lender or Issuing  Bank  including,  but not limited to, all

Loans and  Letter  of  Credit  Obligations  and all  claims  of any  nature or description  arising out of or  connected  with this  Agreement  or any of the other  Loan  Documents,  irrespective  of  whether  or not (a) that  Lender or

Issuing Bank shall have made any demand  hereunder  or (b) the  Administrative

Agent  shall have  declared  the  principal  of and  interest on the Loans and other  amounts due  hereunder  to be due and payable as permitted by Article X
                                                                     ---------
and  although  said  obligations  and  liabilities,  or  any of  them,  may be contingent  or  unmatured.  Each Lender and Issuing  Bank agrees that it shall not,  without the express  consent of the  Administrative  Agent,  and that it shall, to the extent it is lawfully  entitled to do so during the continuation of an  Event  of  Default,  upon  the  request  of the  Administrative  Agent,

exercise  its set-off  rights  hereunder  against any accounts of the Borrower now or hereafter maintained with such Lender or Issuing Bank.



      12.07.Ratable  Sharing.  Subject to Section  2.05(b),  the Lenders
            ----------------              ----------------
agree among  themselves that (a) with respect to all amounts  received by them which are  applicable to the payment of the  Obligations  (excluding  the fees described or referred to in Section 2.03),  equitable  adjustment will be made
                            -------------
so that,  in effect,  all such  amounts  will be shared  among them ratably in accordance with their Pro Rata Shares,  whether received by voluntary payment,

by the exercise of the right of set-off or banker's lien, by  counterclaim  or cross  action  or by  the  enforcement  of  any  or  all  of  the  Obligations

(excluding  the  fees  described  or  referred  to in  Section  2.03)  or  the
                                                       -------------
Collateral,  (b) if any of them shall by voluntary  payment or by the exercise of any right of  counterclaim,  setoff,  banke's lien or  otherwise,  receive payment of a proportion of the aggregate  amount of the Obligations held by it which is  greater  than its Pro Rata Share of the  payments  on account of the

Obligations  (excluding  the fees  described or referred to in Section  2.03),
                                                                ------------
the one receiving  such excess  payment shall  purchase,  without  recourse or warranty,  an undivided  interest and participation  (which it shall be deemed to  have  done  simultaneously  upon  the  receipt  of such  payment)  in such

Obligations  owed to the others so that all such  recoveries  with  respect to such  Obligations  shall be applied  ratably in accordance with their Pro Rata

Shares;  provided,  however,  that  if all or  part  of  such  excess  payment received  by the  purchasing  party is  thereafter  recovered  from it,  those

purchases   shall  be  rescinded  and  the  purchase   prices  paid  for  such

participations  shall be  returned  to that party to the extent  necessary  to adjust  for such  recovery,  but  without  interest  except to the  extent the purchasing  party  is  required  to  pay  interest  in  connection  with  such recovery.  The Borrower  agrees that any Lender so purchasing a  participation from another Lender  pursuant to this Section 12.07 may, to the fullest extent
                                      -------------
permitted by law,  exercise all its rights of payment  (including,  subject to

Section  12.06,  the right of setoff)  with respect to such  participation  as
--------------
fully as if such  Lender  were the  direct  creditor  of the  Borrower  in the amount of such participation.



      12.08.Amendments  and Waivers.  (a) No  amendment or  modification
            -----------------------
of any  provision of this  Agreement  shall be  effective  without the written agreement of the Requisite  Lenders and the Borrower,  and no  termination  or waiver of any  provision  of this  Agreement  or any other Loan  Document,  or consent to any  departure  by the  Borrower  therefrom,  shall in any event be effective without the written concurrence of the Requisite Lenders,  which the

Requisite  Lenders  shall  have the right to grant or  withhold  at their sole discretion;  provided,  however,  that no  amendment,  modification  or waiver shall,  unless  evidenced  by a  writing  signed  by or on  behalf  of all the

Lenders,  do any of the  following:  (i) increase the Commitment of any Lender


                                      97
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(other than by  assignment  and other than under Section  12.01);  (ii) reduce
                                                 ---------------
the  principal of, or rate of interest on, the Loans or the amount of any fees payable  hereunder;  (iii) extend the Final  Maturity  Date or the  expiration date of any Letter of Credit beyond the Final Maturity Date;  (iv) rescind and annul any  acceleration  of the  maturity  of the Loans at any time  after the date  of  acceleration;  (v)  release  the  ATSC  Guaranty  or any  Subsidiary

Guaranty and Collateral  Agreement or release  Collateral  having an aggregate fair market value in excess of 15% of the  aggregate  fair market value of all

Collateral  existing  at  the  time  of  such  release  under  the  Collateral

Documents  (other than as specifically  provided  hereunder);  (vi) change the definitions  of "Pro Rata Shares" or "Requisite  Lenders";  (vii) increase any of the  percentages  set forth in the definition of "Advance  Rate"; or (viii)

amend this Section 12.08(a).
           ---------------



      (b)   No  amendment,   modification,   termination,  or  waiver  of  any

provision of this  Agreement or any Loan  Documents  shall,  unless in writing and signed by the  Administrative  Agent or the Issuing Banks, as the case may be, in  addition  to the  Requisite  Lenders or  Lenders,  as the case may be,

affect the rights or duties of the Administrative  Agent or the Issuing Banks,

as the  case  may  be,  under  this  Agreement  or  any  Loan  Documents.  The

Administrative   Agent  may,  but  shall  have  no  obligation  to,  with  the concurrence of any Lender or Issuing Bank, execute amendments,  modifications,

waivers or consents on behalf of such Lender or Issuing Bank.



      (c)   Any  waiver or consent  shall be  effective  only in the  specific instance  and for the  specific  purpose for which it was given.  No notice to or demand on the Borrower in any case shall  entitle the Borrower to any other or further notice or demand in similar or other circumstances.



      (d)   Any  amendment,  modification,   termination,  waiver  or  consent

effected  in  accordance  with this  Section  12.08  shall be  binding on each
                                     --------------
assignee,  transferee,  recipient  of a  Lender's  Commitment  or Loans,  each future assignee, transferee,  recipient of a Lender's Commitment or Loans and,

if signed by the Borrower, on the Borrower.



      12.09.Independence  of Covenants.  All covenants  hereunder  shall
            --------------------------
be given  independent  effect so that if a  particular  action or condition is not  permitted by any of such  covenants,  the fact that it would be permitted by an  exception  to, or be  otherwise  within  the  limitations  of,  another covenant  shall not avoid the  occurrence  of an Event of Default or Potential

Event of Default if such action is taken or condition exists.



      12.10.Notices.
            -------


      (a)   Unless  otherwise   specifically  provided  herein,  all  notices,

requests and other  communications  provided for hereunder shall be in writing

(including by facsimile  transmission),  provided that any matter  transmitted by the Borrower by  facsimile  shall be  immediately  confirmed by a telephone call to the recipient at the number  specified in Schedule 1.01(a) and mailed,
                                                  ----------------
faxed or delivered:  if to the Borrower or the  Administrative  Agent,  to the

address or facsimile  number  specified on the signature  pages hereof and, if to any Lender,  to the address or facsimile  number  specified  for notices in

Schedule 1.01(a) or in the applicable  Assignment and Acceptance or, as to the
----------------
Borrower  or the  Administrative  Agent,  to such  other  address  as shall be



                                        98
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designated by such party in a written notice to the other  parties,  and as to each other party,  at such other  address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.



      (b)   All  such  notices,   requests  and  communications   shall,  when

transmitted  by overnight  (next-day)  delivery or faxed,  be effective on the next day or when transmitted by facsimile  machine,  respectively;  if mailed,

be effective  upon the third  Business Day after the date  deposited  into the

U.S. mail, or if delivered,  be effective  upon delivery;  except that notices pursuant to Article II or XI shall not be effective  until  actually  received
            ----------------
by the Administrative Agent.



      (c)   Any  notice,  request or  communication  permitted  to be given by telephone shall be confirmed immediately in writing, including by facsimile.



      (d)   The  Borrower  acknowledges  and agrees that any  agreement of the

Administrative  Agent and the Lenders to receive  certain notices by telephone and  facsimile  is  solely  for  the  convenience  and at the  request  of the

Borrower.  The Administrative  Agent and the Lenders shall be entitled to rely on the  authority of any Person  purporting  to be a Person  authorized by the

Borrower  to give such  notice and the  Administrative  Agent and the  Lenders shall not have any  liability  to the  Borrower or any other Person on account of any action  taken or not taken by the  Administrative  Agent or the Lenders in reliance upon such  telephonic or facsimile  notice.  The obligation of the

Borrower  to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative  Agent and the Lenders to receive written confirmation  of any  telephonic  or  facsimile  notice or the  receipt by the

Administrative  Agent and the Lenders of a  confirmation  which is at variance with the terms  understood by the  Administrative  Agent and the Lenders to be

contained in the telephonic or facsimile notice.



      12.11.Survival  of  Warranties  and  Agreements.  All  agreements,
            -----------------------------------------
representations  and  warranties  made herein shall  survive the execution and delivery of this  Agreement and the other Loan Documents and the making of the

Loans hereunder.



      12.12.Failure or Indulgence Not Waiver;  Remedies  Cumulative.  No
            -------------------------------------------------------
failure or delay on the part of the Administrative  Agent, any Issuing Bank or any Lender in the exercise of any power,  right or privilege  under any of the

Loan Documents shall impair such power,  right or privilege or be construed to be a waiver of any default or  acquiescence  therein,  nor shall any single or partial exercise of any such power,  right or privilege  preclude any other or further  exercise  thereof  or of any other  right,  power or  privilege.  All rights and remedies  existing  under the Loan  Documents are cumulative to and not exclusive of any rights or remedies otherwise available.



      12.13.Marshalling;  Recourse  to  Security;  Payments  Set  Aside.
            -----------------------------------------------------------
Neither any Lender nor the Administrative  Agent shall be under any obligation to marshal  any assets in favor of the  Borrower or any other party or against or in payment of any or all of the  Obligations.  Recourse to  security  shall not be required at any time.  To the extent that the Borrower  makes a payment or payments to the Administrative  Agent or the Lenders, or the Administrative

Agent or the Lenders  enforce  their  security  interests  or  exercise  their rights of  setoff,  and such  payment  or  payments  or the  proceeds  of such



                                         99
================================================================================



enforcement  or  setoff  or any part  thereof  are  subsequently  invalidated,

declared to be fraudulent  or  preferential,  set aside and/or  required to be repaid to a trustee,  receiver or any other party  under any  bankruptcy  law,

state or federal  law,  common law or equitable  cause,  then to the extent of such  recovery,  the  obligation  or part  thereof  originally  intended to be satisfied,  and all Liens, right and remedies  therefor,  shall be revived and continued  in full  force and effect as if such  payment  had not been made or such enforcement or setoff had not occurred.



      12.14.Severability.  In case any provision in or obligation  under
            ------------
this  Agreement  or the other  Loan  Documents  shall be  invalid,  illegal or unenforceable in any jurisdiction,  the validity,  legality and enforceability

of  the  remaining  provisions  or  obligations,   or  of  such  provision  or

obligation  in any other  jurisdiction,  shall not in any way be  affected  or impaired thereby.



      12.15.Headings.  Article  and Section  headings in this  Agreement
            --------
are  included   herein  for  convenience  of  reference  only  and  shall  not constitute  a part of this  Agreement  for any other  purpose  or be given any substantive effect.



      12.16.Governing  Law.  THIS  AGREEMENT  SHALL BE GOVERNED  BY, AND
            --------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE  WITH,  THE LAWS OF THE STATE OF

NEW YORK.



      12.17.Confidentiality.  Each  Lender  agrees  to take  normal  and
            ---------------
reasonable  precautions and exercise due care to maintain the  confidentiality of all  information  provided to it by ATSC or the Borrower or any  Subsidiary of the Borrower,  or by the  Administrative  Agent on ATSC's or the Borrower's

or such  Subsidiary's  behalf,  in connection with this Agreement or any other

Loan  Document,  and neither it nor any of its  Affiliates  shall use any such information  for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement;  except to the extent such information (i) was or  becomes  generally  available  to the  public  other than as a result of a

disclosure   by  such   Lender,   (ii)   was  or   becomes   available   on  a

non-confidential  basis from a source other than the  Borrower,  provided such source is not bound by fiduciary duty or a confidentiality  agreement with the

Borrower  known to such  Lender,  or (iii)  was or is made  available  to such

Lender  on a  nonconfidential  basis  prior  to  disclosure  by the  Borrower;

provided,  however,  that any Lender may disclose such  information (A) at the
--------   -------
request or pursuant to any requirement of any Governmental  Authority to which such Lender is subject or in connection  with an examination of such Lender by any such authority;  (B) pursuant to subpoena or other court process; (C) when required  to do  so in  accordance  with  the  provisions  of  any  applicable

Requirement of Law; (D) to the extent  reasonably  required in connection with any litigation or proceeding to which the Administrative  Agent, any Lender or their  respective  Affiliates  may be party  and  which is  necessary  in such party's  judgment to protect the interest of such party in connection with any claim or dispute involving such party, (E) to the extent  reasonably  required in  connection  with the  exercise of any remedy  hereunder or under any other

Loan Document, (F) to its and its Affiliates' directors,  officers,  employees

and  agents,   including  independent   auditors,   legal  counsel  and  other

professional  advisors,  which Persons to whom such disclosure is made will be informed of the  confidential  nature of such  information  and  instructed to keep such information confidential;  (G) to any other party to this Agreement;

(H) with the written  consent of ATSC or the Borrower or any Subsidiary of the

Borrower;  and (I) to the National  Association of Insurance  Commissioners or


                                 100
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any other similar  organization  or any  nationally  recognized  rating agency

that  requires   access  to  information   about  a  Lender's  or  Affiliate's

investment  portfolio in connection  with ratings  issued with respect to such

Lender or its  Affiliates.  If any Lender  becomes  compelled  to disclose any information  pursuant  to  clause  (A),  (B),  (C) or  (D) of the  immediately preceding sentence,  such Lender shall provide prior written notice thereof to the  Borrower  to the  extent  practicable  and  permitted  by law  and  shall

cooperate  with  the  Borrower  to  take,  at  the  Borrower's  expense,   all

reasonably  available  actions to limit  disclosure to the extent permitted by law.  Notwithstanding  the foregoing,  the Borrower  authorizes each Lender to disclose  to any  Participant  or  Eligible  Assignee  and to any  prospective

Participant  or Eligible  Assignee,  such  financial and other  information in such Lender's  possession  concerning ATSC or the Borrower or its Subsidiaries which has been delivered to  Administrative  Agent or the Lenders  pursuant to this Agreement or which has been delivered to the Administrative  Agent or the

Lenders by the Borrower in connection with the Lenders'  credit  evaluation of the Borrower  prior to entering into this  Agreement;  provided  that,  unless otherwise  agreed by the  Borrower,  such  Participant  or  Eligible  Assignee agrees in writing to such Lender to keep such information  confidential to the same extent required of the Lenders hereunder.




      12.18.Consent to Jurisdiction  and Service of Process;  Waiver of
            -----------------------------------------------------------
Jury  Trial.  ALL  JUDICIAL  PROCEEDINGS  BROUGHT  AGAINST THE  BORROWER,  THE
-----------
ADMINISTRATIVE  AGENT,  THE  ISSUING  BANKS,  THE  ARRANGER,  THE  SYNDICATION

AGENTS,  THE  DOCUMENTATION  AGENT  AND  THE  LENDERS  WITH  RESPECT  TO  THIS

AGREEMENT  OR ANY OTHER LOAN  DOCUMENT  MAY BE BROUGHT IN ANY STATE OR FEDERAL

COURT OF  COMPETENT  JURISDICTION  IN THE STATE OF NEW YORK,  AND BY EXECUTION

AND DELIVERY OF THIS AGREEMENT,  THE BORROWER,  THE ADMINISTRATIVE  AGENT, THE

ISSUING BANKS, THE ARRANGER,  THE SYNDICATION  AGENTS, THE DOCUMENTATION AGENT

AND  THE  LENDERS  EACH  ACCEPT,   FOR  ITSELF  AND  IN  CONNECTION  WITH  ITS

PROPERTIES,  GENERALLY AND UNCONDITIONALLY,  THE NONEXCLUSIVE  JURISDICTION OF

THE  AFORESAID  COURTS,  AND  IRREVOCABLY  AGREES  TO BE  BOUND  BY ANY  FINAL

JUDGMENT  RENDERED  THEREBY IN  CONNECTION  WITH THIS  AGREEMENT OR ANY OF THE

OTHER LOAN  DOCUMENTS  FROM  WHICH NO APPEAL  HAS BEEN TAKEN OR IS  AVAILABLE.

EACH OF THE  BORROWER,  THE  ADMINISTRATIVE  AGENT,  THE  ISSUING  BANKS,  THE

ARRANGER,  THE SYNDICATION  AGENTS,  THE  DOCUMENTATION  AGENT AND THE LENDERS

IRREVOCABLY  CONSENTS TO THE  SERVICE OF PROCESS OF ANY OF THE  AFOREMENTIONED

COURTS IN ANY SUCH ACTION OR  PROCEEDING  BY THE MAILING OF COPIES  THEREOF BY

REGISTERED  OR CERTIFIED  MAIL,  POSTAGE  PREPAID,  TO ITS  RESPECTIVE  NOTICE

ADDRESSES  SPECIFIED ON THE  SIGNATURE  PAGES  HEREOF,  SUCH SERVICE TO BECOME

EFFECTIVE TEN DAYS AFTER SUCH  MAILING.  EACH PARTY TO THIS  AGREEMENT  HEREBY

EXPRESSLY WAIVES ANY RIGHT TO (A) TRIAL BY JURY OF ANY CLAIM,  DEMAND,  ACTION

OR CAUSE OF ACTION  ARISING  UNDER ANY LOAN  DOCUMENT OR IN ANY WAY  CONNECTED

WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES  HERETO OR ANY OF

THEM WITH RESPECT TO ANY LOAN DOCUMENT,  OR THE TRANSACTIONS  RELATED THERETO,

IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER  ARISING,  AND WHETHER  FOUNDED


                                     101
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IN CONTRACT OR TORT OR  OTHERWISE;  AND EACH PARTY HEREBY  AGREES AND CONSENTS

THAT ANY SUCH  CLAIM,  DEMAND,  ACTION OR CAUSE OF ACTION  SHALL BE DECIDED BY

COURT TRIAL WITHOUT A JURY,  AND THAT ANY PARTY TO THIS  AGREEMENT MAY FILE AN

ORIGINAL  COUNTERPART  OR A COPY OF THIS  SECTION  WITH ANY  COURT AS  WRITTEN

EVIDENCE  OF THE  CONSENT  OF THE  SIGNATORIES  HERETO TO THE  WAIVER OF THEIR

RIGHT TO TRIAL BY JURY, AND (B) ANY OBJECTION  (INCLUDING ANY OBJECTION OF THE

LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS)  WHICH IT MAY

NOW OR HEREAFTER  HAVE TO THE BRINGING OF ANY SUCH ACTION OR  PROCEEDING  WITH

RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY  JURISDICTION  SET

FORTH ABOVE.  NOTHING  HEREIN  SHALL AFFECT THE RIGHT TO SERVE  PROCESS IN ANY

OTHER MANNER  PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO

BRING  PROCEEDINGS  AGAINST ANY OTHER PARTY  HERETO IN THE COURTS OF ANY OTHER

JURISDICTION.



      12.19.Counterparts;   Effectiveness;   Inconsistencies.  (a)  This
            ------------------------------------------------
Agreement  and  any  amendments,  waivers,  consents,  or  supplements  may be executed in  counterparts,  each of which when so executed and delivered shall be deemed an original,  but all such  counterparts  together shall  constitute but one and the same instrument.



      (b)   This  Agreement  shall  become  effective   against  each  of  the

Borrower,  each Lender,  each Issuing  Bank,  the  Arranger,  the  Syndication

Agents,  the Documentation  Agent and the  Administrative  Agent hereto on the date when all of such parties have duly executed and delivered  this Agreement to each  other  (delivery  by the  Borrower  to the  Syndication  Agents,  the

Documentation  Agent, the Issuing Banks and the Lenders and by any Syndication

Agent,  Issuing  Bank or Lender  or the  Documentation  Agent to the  Borrower

being deemed to have been made by delivery to the Administrative Agent).



      (c)   This  Agreement  and each of the  other  Loan  Documents  shall be construed to the extent  reasonable to be consistent  one with the other,  but to the extent that the terms and  conditions  of this  Agreement  are actually inconsistent  with the terms and conditions of any other Loan  Document,  this

Agreement shall govern.



                                   102
================================================================================


      IN WITNESS WHEREOF, this Agreement has been duly executed on the date set forth above.

                           ANNTAYLOR, INC., as Borrower


                           By:  /s/ James M. Smith
                                --------------------------
  `                             Name: James M. Smith
                                Title:Senior Vice President-Chief Financial
                                          Officer


                           Address for Notices:
                           1372 Broadway
                           New York, New York 10018
                           Attention: Senior Vice President and General Counsel Facsimile No.: (212) 536-4412
                           Telephone No.: (212) 536-4253

                           With a copy to:
                           AnnTaylor, Inc.
                           414 Chapel Street
                           New Haven, CT 06511
                           Attention:  Senior Vice President-Chief Financial
                                           Officer
                           Facsimile No.: (203) 865-2756
                           Telephone No.: (203) 865-0811




                             Signature Page 1 of 11
================================================================================

                              BANK OF AMERICA, N.A., as Administrative Agent

                              By:   /s/ Timothy H. Spanos
                                    ------------------------------
                              Name: Timothy H. Spanos
                              Title:Managing Director


                              BANK OF AMERICA, N.A., as a Lender

                              By:   /s/ Timoth H. Spanos
                              Name: Timothy H. Spanos
                              Title:Managing Director


                              Address for notices of borrowing, prepayments and other administrative matters:
                              1850 Gateway Boulevard, 5th Floor
                              Concord, California 94520
                              Attention:  Agency Administrative Services #5596
                                   Jeff S. Khamsivone
                              Facsimile No.:  (888) 969-2451
                              Telephone No.:  (925) 675-8432

                              Address for all other notices (including with respect
                              to amendments and waivers):
                              1455 Market Street, 12th Floor
                              San Francisco, California  94103
                              Attention:  Agency Management #10831
                                   Dietmar Schiel, Vice President
                              Facsimile No.:  (415) 436-3425
                              Telephone No.:  (415) 436-2769

                              Payment Instructions:
                              Bank of America, N.A.
                              Dallas, Texas
                              ABA # 111-000-012
                              Account Number: 3750836479
                              Reference:  AnnTaylor, Inc.


                             Signature Page 2 of 11
================================================================================

                              JP MORGAN, a division of CHASE SECURITIES,
                              INC., as Syndication Agent

                              By:   /s/ B. Joseph Lillis
                                    -------------------------
                              Name: B. Joseph Lillis
                              Title:Managing Director


                              THE CHASE MANHATTAN BANK, as a Lender

                              By:   /s/ Thomas Bev
                                    --------------------------
                              Name: Thomas Bev
                              Title:Vice President


                              Address for Notices:
                              The Chase Manhattan Bank
                              1411 Broadway, 5th Floor
                              New York, New York  10018
                              Attention: Craig G. Transue
                              Telephone No.:  (212) 391-2208
                              Facsimile No.:  (212) 391-2102

                              Payment Instructions:
                              The Chase Manhattan Bank
                              4 Metrotech Center
                              Brooklyn, New York 11245
                              ABA No.:  021000021
                              Account Name: Commercial Loan #9420
                              Account No.:  _________________
                              Reference:  AnnTaylor, Inc.

                              Address for Letter of Credit Fee Payment:
                              The Chase Manhattan Bank
                              ABA No.:  021000021
                              4 Metrotech Center
                              Brooklyn, New York 11245
                              Attn:  Leila Johnson, Participation Unit
                              For Credit No.: 324331754
                              Reference:  AnnTaylor, Inc.


                             Signature Page 3 of 11
================================================================================

                              FIRST UNION NATIONAL BANK,
                              as Syndication Agent

                              By:   /s/ Susan T. Vitale
                                    --------------------------
                              Name: Susan T. Vitale
                              Title:Assistant Vice President


                              FIRST UNION NATIONAL BANK, as a Lender

                              By:   /s/ Susan T. Vitale
                                    --------------------------
                              Name: Susan T. Vitale
                              Title:Assistant Vice President


                              Address for Notices:
                              First Union National Bank
                              201 South College Street
                              Charlotte, North Carolina  28288
                              Attention:  Lisa VanNote
                              Telephone No.:  (704) 374-4282
                              Facsimile No.:  (704) 383-7999

                              Payment Instructions:
                              First Union National Bank
                              Charlotte, North Carolina
                              ABA No.:  053000219
                              Account Name:  Retail
                              Account No.:  01459168114011
                              Attention:  Lisa VanNote
                              Reference:  AnnTaylor, Inc.


                             Signature Page 4 of 11
================================================================================

                              FLEET NATIONAL BANK,
                              as Documentation Agent

                              By:   /s/ Thomas J. Bullard
                                    --------------------------
                              Name: Thomas J. Bullard
                              Title:Director


                              FLEET NATIONAL BANK, as a Lender

                              By:   /s/ Thomas J. Bullard
                                    --------------------------
                              Name: Thomas J. Bullard
                              Title:Director


                              Address for notices:
                              Fleet National Bank
                              MADE10008F
                              100 Federal Street
                              Boston, Massachusetts  02110
                              Attention:  Tom Bullard
                              Telephone No.:  (617) 434-3824
                              Facsimile No.:  (617) 434-6685

                              Payment Instructions:
                              Fleet National Bank
                              Boston, Massachusetts
                              ABA No.:  011-000-138
                              Account Name:  Commercial Loan Services
                              Account No.:  1510351-66156
                              Reference:  AnnTaylor, Inc.


                             Signature Page 5 of 11
================================================================================

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as Co-Agent

                              By:   /s/ Peter L. Skavla
                                    ---------------------
                              Name: Peter L. Skavla
                              Title:Vice President


                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as a Lender

                              By:   /s/ Peter L. Skavla
                                    ------------------------
                              Name: Peter L. Skavla
                              Title:Vice President


                              Address for Notices:
                              The CIT Group/Business Credit, Inc.
                              1211 Avenue of the Americas
                              New York, New York  10036
                              Attention:  Julianne Low
                              Telephone No.:  (212) 790-9105
                              Facsimile No.:  (212) 536-1295

                              Payment Instructions:
                              Chase Manhattan Bank, New York
                              New York, New York
                              ABA No.:  021000021
                              Account Name: The CIT Group/Business Credit, Inc. Account No.: 144-0-64425
                              Reference:  AnnTaylor, Inc.


                             Signature Pae 6 of 11
================================================================================

                              FIRSTAR BANK, N.A., as Co-Agent

                              By:   /s/ Thomas L. Bayer
                                    -----------------------
                              Name: Thomas L. Bayer
                              Title:Vice President


                              FIRSTAR BANK, N.A., as a Lender

                              By:   /s/ Thomas L. Bayer
                                    ---------------------------
                              Name: Thomas L. Bayer
                              Title:Vice President


                              Address for Notices:
                              Firstar Bank, N.A.
                              One Firstar Plaza, Tram 12-3
                              St. Louis, Missouri  63101
                              Attention:  Thomas L. Bayer
                              Telephone No.:  (314) 418-3993
                              Facsimile No.:  (314) 418-1963

                              Payment Instructions:
                              Firstar Bank
                              St. Louis, Missouri
                              ABA No.:  081000210
                              Account No.:  1620007599
                              Attention:  L/C Payment - D. Sansom
                              Reference:  AnnTaylor, Inc.

                             Signature Page 7 of 11
================================================================================

                              TRANSAMERICA BUSINESS CAPITAL CORPORATION, as Co-Agent

                              By:   /s/ Stephen Goetschius
                                    ------------------------------
                              Name: Stephen Goetschius
                              Title:Senior Vice President


                              TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

                              By:   /s/ Stephen Goetschius
                                    --------------------------------
                              Name: Stephen Goetschius
                              Title:Senior Vice President


                              Address for Notices:
                              Transamerica Business Capital Corporation
                              555 Theodore Fremd Avenue, Suite C-301
                              Rye, New York  10580
                              Attention:  Gayani Herath
                              Telephone No.:  (914) 925-7231
                              Facsimile No.:  (914) 921-7248

                              Payment Instructions:
                              Bank One
                              Chicago, Illinois
                              ABA No.:  071-000-013
                              Account No.:  52-97184
                              Reference:  AnnTaylor, Inc.

                             Signature Page 8 of 11
================================================================================

                              BANK LEUMI USA, as a Lender

                              By:   /s/ John Koenigsberg
                                    ----------------------------
                              Name: John Koenigsberg
                              Title:First Vice President

                              By:   /s/ Phyllis Rosenfeld
                                    ------------------------------
                              Name: Phyllis Rosenfeld
                              Title:Vice President


                              Address for Notices:
                              Bank Leumi USA
                              562 Fifth Avenue
                              New York, New York  10036
                              Attention:  Phyllis Rosenfeld
                              Telephone No.:  (212) 626-1322
                              Facsimile No.:  (212) 626-1311

                              Payment Instructions:
                              Bank Leumi USA
                              New York, New York
                              ABA No.:  026002794
                              Account No.:  0190148600
                              Attention:  Loan Operations
                              Reference:  AnnTaylor, Inc.


                             Signature Page 9 of 11
================================================================================

                              FIFTH THIRD BANK, as a Lender

                              By:   /s/ Ann Pierson
                                    -------------------------
                              Name: Ann Pierson
                              Title:Corporate Banking Officer


                              Address for Notices:
                              Fifth Third Bank
                              38 Fountain Square
                              Cincinnati, Ohio  45263
                              Attention: Ann Person, Corporate Banking Officer Telephone No.: (513) 579-5295
                              Facsimile No.:   (513) 744-5947

                              Payment Instructions:
                              Fifth Third Bank of America
                              Cincinnati, Ohio
                              ABA No.:  042000314
                              Account No.: 72876175
                              Attention: Jennifer Pund
                              Reference:  AnnTaylor, Inc.


                            Signature Page 10 of 11
================================================================================

                              BANC OF AMERICA SECURITIES LLC,
                              as Lead Arranger

                              By: /s/ Anthony Benedetto
                                  -----------------------
                              Name:   Anthony Benedetto
                              Title:  Principal


                            Signature Page 11 of 11